UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
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(Amendment No.)
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Flutter Entertainment plc
(Name of Registrant as Specified In Its Charter)

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2026
Notice of Annual General Meeting and Proxy Statement

A Message from our Chair
Dear Fellow Shareholders,
On behalf of the Board of Directors, we cordially invite you to attend our 2026 Annual General Meeting (“AGM”) of Shareholders, to be held on May 29, 2026, at 2:00 p.m. Irish time / 9:00 a.m. Eastern time at the Company’s registered office in Ireland at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin, D04 V972. We are pleased to also provide a facility for shareholders to listen to the AGM via webcast, further details of which are set out in the Notice of AGM.
As Chair of the Board, I’m proud to provide our financial highlights as well as insights into the advancement of our strategic priorities and corporate governance processes during 2025. In early 2025, we completed our transition to be formally qualified as a U.S. domestic issuer. Throughout the year, we continued to grow, stayed focused on our customers and maintained our position as the global leader in online sports betting and iGaming. While some of our businesses, such as Junglee in India and FanDuel in the U.S., faced challenges in the second half of 2025, our underlying business fundamentals remain strong. From record-breaking customer engagement to navigating regulatory changes, we’ve shown the strength of our scale, innovation and the Flutter Edge. We continue to be excited about the transformative actions the Company has taken as well as the opportunities ahead. We look forward to continuing to power our growth through the Company’s differentiated positioning in the U.S. and internationally.

FULL YEAR 2025 FINANCIAL HIGHLIGHTS	$16.4 Billion Revenue, an increase of 17% YoY	$(407) Million Net loss	$2,845 Million(1) Adjusted EBITDA

	15.9 Million Average monthly players, an increase of 14% YoY	$(1.75) Earnings (loss) per share (diluted)	$7.94(1) Adjusted earnings per share

	$1,184 Million Net cash provided by operating activities	$407 Million(1) Free Cash Flow

1.See Annex A for a reconciliation of this non-GAAP measure to its most directly comparable GAAP measure.
As Chair of the Board, I work alongside the rest of the directors to ensure robust oversight of the business strategy and risk. As part of these responsibilities, we oversee and review the following key areas:
•Board Composition and Refreshment: Our directors bring to the Board a balanced mix of skills, experiences and backgrounds. We continually assess the qualifications of our directors through our robust Board evaluation process. As part of our succession planning efforts, five new independent Non-Executive Directors ("NED") have joined the Board in the past four years, including Stefan Bomhard, appointed on October 1, 2025. Additionally, the Board has unanimously nominated Sally Susman and David Kenny, who are not currently serving as Directors, for election at this AGM. Mr. Bomhard, Ms. Susman and Mr. Kenny bring to the Board extensive experience in senior executive roles, which will help to contribute to our Board and the Company's long-term growth. Alfred F. Hurley, Jr has notified the Board that he will retire following conclusion of the AGM, and will therefore not stand for re-election at this AGM. On behalf of the Board, I wish to thank Al for his 10 years of dedicated service to the Board, including his significant contributions during our U.S. listing transition and exceptional stewardship of our Compensation and Human Resources Committee. We wish him all the best in his future endeavors.

•Shareholder Engagement: We value our shareholders’ perspectives and, alongside members of senior management, periodically host meetings with shareholders to discuss and solicit feedback on areas of Board focus, including strategy, Board composition and refreshment, risk oversight, executive compensation, and responsible gambling.
•Compensation and Governance Evolution: During our transition to the U.S., we incorporated extensive shareholder feedback into our compensation design decisions, resulting in an enhanced executive compensation program which better aligns with U.S. market standards and our peers. We were pleased to garner strong support for the program, with our inaugural “Say on Pay” vote receiving over 98% support. We remain committed to assessing our compensation and governance policies to incorporate best practices, and to better align with the U.S. market. In furtherance of this commitment, the Board is proposing certain amendments to the Company's Memorandum and Articles of Association ("Articles") to better align our governance provisions with practices among U.S. public companies, along with certain administrative amendments to reflect our U.S. domestic issuer status.
•Responsible Gambling: Through the Play Well pillar of our Positive Impact Plan, we have an ambition to lead in Responsible Gambling across our markets. We are proud of our progress and innovation in responsible gaming with new tools, technologies, and partnerships to champion sustainable play. We continued to progress towards our goal of seventy-five percent (75%) of customers using a Play Well tool by the end of 2030, with Play Well tool usage increasing by 2.7 percentage points to 47.3% of tool usage globally in 2025. In addition to regular Board updates, during 2025, the Risk and Sustainability Committee of the Board held dedicated meetings to discuss responsible gambling matters. To reflect our focus in this area, we continue to have Responsible Gambling as a key metric for our annual incentive compensation.
I encourage you to read this Proxy Statement, our Annual Report (which is included in our Form 10-K along with certain additional disclosures in connection with our reporting obligations under the Listing Rules of the U.K. Financial Conduct Authority) (the “Annual Report and Accounts 2025”) and our statutory directors report and financial statements and auditors report thereon for the fiscal year ended December 31, 2025 prepared under IFRS as adopted by the European Union for Irish law compliance purposes (the “Irish Statutory Accounts”) for further insights and details on additional actions and accomplishments.
The Notice of Annual General Meeting of Shareholders and Proxy Statement that follows describes the business to be conducted at the AGM. Your vote is important. We encourage you to vote by proxy in advance of the AGM, whether or not you plan to attend and participate in person at the AGM.
Your Board considers all of the Proposals set out in the Notice of AGM to be in the best collective interest of shareholders. Accordingly, the Board unanimously recommends that you vote “FOR” each Proposal presented hereto as they intend to do in respect of their own shareholdings.
Thank you for your continuing support of Flutter Entertainment plc.
Very truly yours,
John Bryant
Chair
April 16, 2026

Notice of 2026 Annual General Meeting of Shareholders
Meeting Details
Date & Time:
Friday, May 29, 2026
2:00 p.m. Irish time /
9:00 a.m. Eastern time
Location of AGM:
Flutter Entertainment plc
Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, D04 V972, Ireland
Virtual:
Virtual (listen only) access available at  www.virtualshareholdermeeting.com/FLUT2026
Attendance:
See “General Information about our 2026 AGM” in the Proxy Statement for instructions on how to attend and participate at the AGM.
Record Date:
April 2, 2026
Your vote is important

Please exercise your
shareholder right to vote.

1	Elect and re-elect, as separate resolutions, each of the 11 director nominees identified in this Proxy Statement to the Board of Directors for a term expiring at the next Annual General Meeting
2	Approval, on an advisory basis, of the compensation of our Named Executive Officers as disclosed in this Proxy Statement
3(a)	Approval of certain amendments to the Company's Articles to provide for a plurality voting standard in the event of contested director elections
3(b)
Approval of certain amendments to the Company's Articles to grant the Board sole authority to determine its size and provide for the possibility of holdover directors in the event of no directors receiving sufficient votes for election

3(c)	Approval of certain amendments to the Company's Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time
3(d)	Approval of certain administrative amendments to the Company's Articles to reflect Flutter's U.S. Domestic Issuer Status for the purpose of Exchange Act reporting
4(a)	Ratification, in a non-binding vote, of the appointment of KPMG as Independent Registered Public Accounting Firm and Auditors of the Company
4(b)	Ratification of the authority of the Board to fix the compensation of KPMG
5	Renewal of the annual authority of the Board to issue Shares
6	Renewal of the annual authority of the Board to issue Shares for cash without first offering shares to existing shareholders
7	Renewal of the annual authority of the Board to make market purchases of Shares
8	Renewal of the annual authority of the Board to determine the price range for the re-issue of treasury shares off market
Shareholders will also transact such other business as may properly come before the 2026 AGM or any adjournment or postponement thereof.

Proposals 1, 2, 4(a), 4(b), 5 and 7 are ordinary resolutions, requiring the affirmative vote of a majority of the votes cast (in person or by proxy) at the AGM. Proposals 3(a), 3(b), 3(c), 3(d), 6 and 8 are special resolutions, requiring the approval of not less than seventy-five percent (75%) of the votes cast (in person or by proxy) at the AGM.
In addition to the above proposals, the meeting will also receive and consider the Company’s Irish statutory financial statements for the fiscal year ended December 31, 2025 and the reports of the directors and auditors thereon. There is no requirement under Irish law that the Irish statutory financial statements be approved by our shareholders, and no such approval will be sought at the AGM. Under the Company’s Articles and the Irish Companies Act 2014 (the “2014 Act”), Proposals 1, 4(a) and 4(b) are deemed to be ordinary business, and Proposals 2, 3(a), 3(b), 3(c), 3(d), 5, 6, 7 and 8 are deemed to be special business.
The record date for the AGM is April 2, 2026 (the “Record Date”). Only shareholders of record at the close of business on the Record Date are entitled to receive notice of, attend, speak and vote at the AGM or any adjournment or postponement thereof in accordance with the procedures set out in our Articles and applicable law. Note that attending the AGM virtually will not allow you to vote, speak or ask questions at the AGM.
A shareholder entitled to attend, speak and vote at the AGM is entitled to appoint one or more proxies to attend, speak and vote in his or her stead at the AGM. The process for appointing a proxy and/or voting in person at the meeting will depend on the manner in which you hold your shares. We recommend that you review the information on the process for, and the deadlines applicable to, voting, attending and appointing a proxy for the AGM which is set out in further detail under "Voting at the AGM" in the "General Information about our 2026 AGM" section of this Proxy Statement. A proxy need not be a shareholder of record.
By Order of the Board of Directors,
Edward Traynor, Company Secretary
April 16, 2026
Important Notice Regarding the Availability of Proxy Materials for our AGM to be held on May 29, 2026. Our Notice of Annual General Meeting and Proxy Statement, Annual Report and Accounts 2025, Proxy Card (collectively, the “Proxy Materials”), Irish Statutory Accounts and other materials are available on our website at https://www.flutter.com/investors/shareholder-information/agm/. The Proxy Materials will be mailed or made available to our shareholders on or about April 16, 2026. We are sending our shareholders a Notice of Internet Availability of Proxy Materials (the ‘‘Notice of Availability’’) rather than a paper set of the Proxy Materials. By doing so, we save costs and reduce our impact on the environment. The Notice of Availability includes instructions on how to access our Proxy Materials over the Internet, as well as how to request the materials in paper form. On or about April 16, 2026, we will mail to most of our shareholders the Notice of Availability.

Table of Contents

Proxy Statement Summary	1
Our Company	1
Governance	1
Proposal 1: Election and Re-election of Directors	2
Proposal 2: Advisory Resolution to Approve Executive Compensation	3
Proposal 3(a): Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections	3
Proposal 3(b): Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size Within a Specified Range and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election	4
Proposal 3(c): Approval of Certain Amendments to the Articles to Permit the Issuance of Preferred Shares with Rights and Preferences to be Determined by the Board from Time to Time	4
Proposal 3(d): Approval of Certain Administrative Amendments to the Articles to reflect Flutter's U.S. Domestic Issuer Status for the Purpose of Exchange Act reporting	4
Proposal 4(a): Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor	4
Proposal 4(b): Ratification of the Authority of the Board to Set the Compensation of KPMG	4
Proposal 5: Renewal of the Annual Authority of the Board to Issue Shares	4
Proposal 6: Renewal of the Annual Authority of the Board to Issue Shares for Cash without First Offering Shares to Existing Shareholders	5
Proposal 7: Renewal of the Annual Authority of the Board to make Market Purchases of Shares	5
Proposal 8: Renewal of the Annual Authority of the Board to Determine the Price Range for the Re-issue of Treasury Shares Off Market	5
Corporate Governance	6
Governance Highlights	6
Guiding Principles, Corporate Governance Practices and Policies of the Board	7
Board Structure	8
Non-Executive Directors	9
Board Committees	9
Director Recruitment	13
Process for Shareholders to Recommend Director Nominees	13
Director Orientation and Onboarding	14
Risk Management	14
The Board’s Role in Risk Oversight	15
Culture of Compliance	16

Corporate Governance Guidelines	16
Code of Ethics	16
PDMR and Group Securities Dealing Codes	16
Shareholder Engagement	17
Proposal 1: Election and Re-Election of Directors	18
Meet the Board of Directors	19
2025 Board and Committee Evaluation	29
Experience and Skills of Our Directors	31
Overall Board Composition	32
Minimum Equity Ownership Guidelines for Non-Executive Directors	32
Director Compensation for Fiscal Year 2025	33
Proposal 2: Advisory Resolution to Approve Executive Compensation	34
Proposal 3(a): Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections	35
Proposal 3(b): Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election	37
Proposal 3(c): Approval of Certain Amendments to the Articles to Permit the Issuance of Preferred Shares with Rights and Preferences to be Determined by the Board from Time to Time	39
Proposal 3(d): Approval of Certain Administrative Amendments to the Articles of Flutter Entertainment plc to reflect that Flutter Entertainment plc Holds Domestic Issuer Status for the Purposes of the Exchange Act	41
Proposal 4(a): Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor	42
Proposal 4(b): Ratification of the Authority to Set Compensation of KPMG	43
Audit Fees	43
Pre-Approval Policies and Procedures	44
Report of the Audit Committee	45
Proposal 5: Renewal of the Annual Authority of the Board to Issue Shares	46
Proposal 6: Renewal of the Annual Authority of the Board to Issue Shares for Cash without First Offering Shares to Existing Shareholders	48
Proposal 7: Renewal of Annual Authority of the Board to Make Market Purchases of Shares	50
Proposal 8: Renewal of the Annual Authority of the Board to Determine the Price Range for the Re- issue of Treasury Shares Off Market	46
Executive Officers	54
Senior Management Succession Planning	56
Compensation Discussion and Analysis	57
Introduction	57
Summary of Compensation and Human Resources Committee Actions and Highlights in 2025	57
2025 Named Executive Officers	58
Executive Transitions in 2025	58

Although we refer to websites and other documents in this Proxy Statement, the contents of such websites and documents are not included or incorporated by reference into this Proxy Statement. All references to websites in the Proxy Statement are intended to be inactive textual references only.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current expectations as to future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our operations, our liquidity and capital resources, the conditions in our industry and our growth strategy. In some cases, forward-looking statements can be identified by words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “goal,” “target,” “aspire,” “will likely result” and other words and terms of similar meaning or the negative versions of such words. These forward-looking statements are subject to risks and uncertainties that may change at any time. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. These factors include but are not limited to those described in Part I, “Item 1A.—Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Proxy Statement. Flutter undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

Proxy Statement Summary
This Proxy Statement relates to the solicitation of votes or proxies by Flutter Entertainment plc, on behalf of its board of directors (the "Board" or the "Board of Directors"), for use at our 2026 Annual General Meeting (the “AGM”) and at any adjournment or postponement of such meeting. Unless otherwise specified or the context otherwise requires, the terms “Flutter,” the “Company,” the “Group,” “we,” “us” and “our” and other similar terms used in this Proxy Statement refer to Flutter Entertainment plc and its subsidiaries.
This summary highlights information from this Proxy Statement. You should read this entire Proxy Statement carefully before voting. Your vote is important. For more information on voting and participating in the AGM, see, ‘‘Participation in Our AGM’’ below.
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that the Company intends to release definitive copies of this Proxy Statement to shareholders beginning on or about April 16, 2026.
Our Company
Flutter Entertainment plc is a public limited company incorporated under the laws of Ireland. Flutter Entertainment plc’s ordinary shares (the "Shares") trade on the New York Stock Exchange (‘‘NYSE’’) under the symbol "FLUT" and on the London Stock Exchange ("LSE") under the symbol "FLTR."
Through our subsidiaries and affiliates, we are the world’s leading online sports betting and iGaming operator, with a market-leading position in the U.S. and across the world. Our ambition is to leverage our size and our challenger mindset to change our industry for the better. By Changing the Game, we believe we can deliver long-term growth while promoting a positive, sustainable future for all our stakeholders. We are well-placed to do so through the distinctive, global advantages of the Flutter Edge, which gives our brands access to group-wide benefits, as well as our clear vision for sustainability through our Positive Impact Plan.
Flutter operates a diverse portfolio of leading online sports betting and iGaming brands including FanDuel, Sky Betting & Gaming, Sportsbet, PokerStars, Paddy Power, Sisal, Snai, tombola, Betfair, TVG, Adjarabet, MaxBet and BetNacional.
Governance
We previously maintained a Premium Listing on the LSE and were required to comply (or explain non-compliance) with the corporate governance standards specified in the U.K. Corporate Governance Code. We obtained an additional listing of our Shares on the NYSE effective January 29, 2024, and, on May 31, 2024, we relocated our primary listing to the NYSE following the transfer of our listing category on the LSE from a Premium Listing to a Standard Listing. Following changes to the listing rules applicable to the LSE, which were introduced by the United Kingdom Financial Conduct Authority (the “FCA”) and became effective on July 29, 2024, our listing category was converted to the equity shares (international commercial companies secondary listing) category (the “Secondary Listing”). Following this transfer, we are no longer required to comply (or explain non-compliance) with the U.K. Corporate Governance Code and we have therefore adjusted our corporate governance arrangements to align with those typically adopted by a U.S. domestic issuer of similar size and nature. During fiscal 2024, we determined that our Company no longer qualified as a foreign private issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Effective as of January 1, 2025, therefore, we were no longer eligible to use the rules designed for foreign private issuers and became a U.S. domestic issuer. As a result, we were required to comply with, among other things, U.S. proxy requirements. To further support this transition, we are proposing amendments to our Articles to more closely align our governance provisions with those of U.S. domestic issuers and to remove certain provisions that are no longer applicable given our changed reporting status.

Flutter Entertainment plc 2026 Proxy Statement	1

Proxy Statement Summary	Table of Contents
Although our primary listing, corporate governance arrangements and requirements under the U.S. federal securities laws are now aligned with that of a U.S. domestic issuer, we remain a company incorporated under the laws of Ireland with a Secondary Listing on the LSE. As such, we continue to be subject to certain obligations under the FCA Listing Rules and the FCA’s Disclosure Guidance and Transparency Rules (which are both applicable to our listing on the LSE) and also continue to be subject to Irish law and our shareholder-approved Articles which, among other things, require us to seek shareholder approval for certain ordinary and special resolutions included in this Proxy Statement.
Proposal 1: Election and Re-election of Directors
In accordance with our Articles, all members of the Board retire at each AGM with those eligible standing for election/re-election (as appropriate) each year. The following table provides an overview of the nine current directors and two new proposed Directors nominated for election/re-election at the AGM. If elected/re-elected, each director will serve for a term expiring at the next AGM in 2027 at which point they will retire and may, if eligible, seek re-election. Mr. Hurley has notified us that he is retiring and will not stand for re-election at our 2026 AGM.
The Board recommends that you vote ‘‘FOR’’ each director nominee.
Director Nominees

Name	Age	Independent	Audit Committee	Compensation and Human Resources Committee	Nominating and Governance Committee	Risk and Sustainability Committee

John Bryant Board Chair	60	●		●	●*
Peter Jackson Chief Executive Officer	50
Robert (Dob) Bennett Non-Executive Director	68	●		●		●
Stefan Bomhard Non-Executive Director	58	●		●	●
Nancy Cruickshank Non-Executive Director	55	●	●			●*
Nancy Dubuc Non-Executive Director	57	●		●		●
David Kenny Proposed Non-Executive Director	64	●
Holly Keller Koeppel Non-Executive Director	67	●	●*†		●	●
Carolan Lennon Non-Executive Director	59	●	●		●
Christine M. McCarthy Non-Executive Director	70	●	●†			●
Sally Susman Proposed Non-Executive Director	64	●
* Committee Chair † Audit Committee Financial Expert

2	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Proxy Statement Summary
Proposal 2: Advisory Resolution to Approve Executive Compensation
Proposal 2 gives shareholders the opportunity to express their views on the compensation of our Named Executive Officers (“NEOs”). As an advisory vote, the outcome of the vote on this Proposal will not be binding on the Company. However, the Compensation and Human Resources Committee values the opinions and views expressed by shareholders and will take into account the outcome of the vote when making future decisions on NEO compensation.
The Board recommends that you vote ‘‘FOR’’ the approval, on an advisory basis, of the compensation of our NEOs.
Key reasons to vote ‘‘FOR’’ the approval, on an advisory basis, of the compensation of our NEOs:

Highlights
Our compensation program includes elements that are intended to ensure strong alignment between the interests of our NEOs and our shareholders:

Maintains an appropriate balance between fixed and variable compensation with a greater emphasis on variable compensation linked to the delivery of the Company strategy

Annual incentive compensation linked to corporate, financial, and Responsible Gambling performance and, where appropriate, business specific performance

An appropriate link between compensation payouts and the creation of shareholder value through long-term equity awards

Maintain governance best practice features such as operation of stock ownership guidelines and clawback and malus mechanisms

Annual benchmarking analysis to help us understand the compensation practices of our competitors and ensure the attractiveness of our program
Our compensation program for our NEOs and the Company overall also aims to be market competitive versus our peers, in both quantum and structure to ensure that we are able to attract, motivate and retain executives and other professionals that contribute to our long-term success. Please read the section of this Proxy Statement titled "Compensation Discussion and Analysis," and the compensation tables that follow it for additional details about our executive compensation program.
Proposal 3(a): Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections
Proposal 3(a) sets out the proposed amendment to the Articles to provide for a plurality voting standard in the context of a contested director election. A “contested Director election” would arise where the number of Directors nominated for election by the Board and/or shareholders of the Company exceeds the maximum number of Directors permitted by the Articles (or, if Proposal 3(b) is approved, the total number of Directors set by the Board).
The Board recommends that you vote "FOR" the proposal to provide for a plurality voting standard in the event of contested Director elections.

Flutter Entertainment plc 2026 Proxy Statement	3

Proxy Statement Summary	Table of Contents
Proposal 3(b): Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size Within a Specified Range and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election
Proposal 3(b) sets out the proposed amendments to the Articles to grant the Board sole authority to determine its size within a specified range and to provide for the re-election of those Directors receiving the highest number of votes in favor of re-election in circumstances where the number of Directors would otherwise be reduced below the minimum number of Directors prescribed by the Articles.
The Board recommends that you vote "FOR" the proposal to grant the Board sole authority to (i) determine its size and to (ii) ensure re-election of at least the minimum number of Directors required.
Proposal 3(c): Approval of Certain Amendments to the Articles to Permit the Issuance of Preferred Shares with Rights and Preferences to be Determined by the Board from Time to Time
Proposal 3(c) sets out the proposed amendment to the Articles to permit the Board to issue preferred shares, with such rights and preferences as determined by the Board, commonly referred to as “blank-check” preferred shares.
The Board recommends that you vote ‘‘FOR’’ the proposal to amend the Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time.
Proposal 3(d): Approval of Certain Administrative Amendments to the Articles to reflect Flutter's U.S. Domestic Issuer Status for the Purpose of the Exchange Act Reporting
Proposal 3(d) sets out the proposed amendments to the Articles to make certain administrative updates to reflect that Flutter is considered a domestic issuer under the Securities Exchange Act of 1934 (the “Exchange Act”).
The Board recommends that you vote ‘‘FOR’’ the proposal to amend the Articles to reflect that Flutter no longer qualifies as a foreign private issuer and is now considered a domestic issuer for the purposes of the US Exchange Act.
Proposal 4(a): Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor
Proposal 4(a) is seeking shareholder approval, to ratify, in a non-binding vote, the appointment of our independent registered public accounting firm and auditor, KPMG, for the year ended December 31, 2026.
The Board recommends that you vote ‘‘FOR’’ the ratification, in a non-binding vote, of the appointment of KPMG as our independent registered public accounting firm and auditor for the year ending December 31, 2026.
Proposal 4(b): Ratification of the Authority of the Board to Set the Compensation of KPMG
Proposal 4(b) is seeking shareholder approval to authorize the Board to fix KPMG’s compensation for the year ending December 31, 2026, as required under Irish law.
The Board recommends that you vote ‘‘FOR’’ the authorization of the Board to fix the compensation of KPMG for the fiscal year ending December 31, 2026.

4	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Proxy Statement Summary
Proposal 5: Renewal of the Annual Authority of the Board to Issue Shares
Under Irish law, subject to certain exceptions, our directors must have authority from our shareholders to issue any new Shares. Proposal 5 seeks authority for our directors to issue new Shares in an amount up to twenty percent (20%) of our issued share capital as of April 2, 2026, which is consistent with governance standards for Irish-incorporated, U.S.-listed companies.
The Board recommends that you vote ‘‘FOR’’ the renewal of the annual authority of the Board to issue Shares.
Proposal 6: Renewal of the Annual Authority of the Board to Issue Shares for Cash Without First Offering Shares to Existing Shareholders
Under Irish law, unless otherwise authorized and subject to certain exceptions, when we issue new Shares for cash, we are required first to offer those Shares on the same or more favorable terms to existing shareholders on a pro-rata basis. Proposal 6 seeks authority to disapply these statutory pre-emption rights up to a maximum of twenty percent (20%) of our issued share capital as of April 2, 2026 on an unrestricted basis, which is consistent with governance standards for Irish-incorporated U.S.-listed companies.
The Board recommends that you vote ‘‘FOR’’ the renewal of annual authority of the Board to issue Shares for cash without first offering Shares to existing shareholders.
Proposal 7: Renewal of the Annual Authority of the Board to Make Market Purchases of Shares
Under Irish law, the Company (and/or its subsidiaries) cannot acquire any of its own Shares by way of repurchase without shareholder approval. Reflecting the Company's commitment to return cash to shareholders and in order to have flexibility as to how share repurchases are made, Proposal 7 seeks authority to make purchases of up to ten percent (10%) of our issued share capital as of April 2, 2026 on certain recognized stock exchanges, including the NYSE and LSE. This authority is distinct from the Company’s standing authority to acquire its own Shares by way of redemption, which is permitted by Article 4 of our Articles.
The Board recommends that you vote ‘‘FOR’’ the renewal of the annual authority of the Board to make market purchases of Shares.
Proposal 8: Renewal of the Annual Authority of the Board to Determine the Price Range for the Re-issue of Treasury Shares Off Market
Under Irish law, shareholders must authorize the price range at which the Company may re-issue any Shares held in treasury. Proposal 8 seeks authority from shareholders to re-issue Shares held in treasury off market within the minimum and maximum prices specified in the resolution.
The Board recommends that you vote ‘‘FOR’’ the renewal of annual authority of the Board to determine the price range for the re-issue of treasury shares off market.

Flutter Entertainment plc 2026 Proxy Statement	5

Corporate Governance
Governance Highlights
We are committed to upholding the highest standards of good corporate governance.

OUR GOVERNANCE HIGHLIGHTS INCLUDE:

Strong and engaged independent Chair of the Board	One class of voting shares, each share is entitled to one vote

Entirely independent Board, other than the CEO	Annual election of directors

Entirely independent Board committees	Majority voting for appointment of directors

Annual review of Board and Board committee leadership structure	Annual review of committee charters and Corporate Governance Guidelines

Annual Board and committee evaluations	Proactive shareholder engagement

Demonstrated commitment to Board refreshment	No supermajority voting requirements, other than those required by law

Policy on director time commitments and other board service	Right to call a special meeting

Regular executive sessions of independent directors	No poison pill

Meaningful director and Executive Officer share ownership guidelines	Regular review of Board and executive succession planning
Robust clawback policy

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Table of Contents	Corporate Governance
Guiding Principles, Corporate Governance Practices and Policies of the Board
Our Board is committed to corporate governance practices that serve the best interests of the Company and our shareholders, and to active engagement with our shareholders and other stakeholders throughout the year. The following summarizes certain highlights of the Board’s guiding principles, corporate governance practices and policies:

Breadth of Skills and Expertise
We seek to ensure that each of our directors possess a level of experience and expertise to ensure thoughtful and effective implementation of our long-term strategic goals and to provide oversight of our risk profile and strategic goals. The Board is committed to the ongoing evaluation of its composition, including the skills and expertise of each director as well as their experience, age, gender, nationality and diversity of thought, education, professional background, in addition to how their collective skills align with our evolving business strategy. As a result of the ongoing evaluation of Board composition and skills, five new independent directors have joined the Board in the past four years.

Independent & Engaged Board
Nine of our 10 current directors (90%) are independent, with all Board committees comprised entirely of independent directors. The Board is actively engaged and held seven Board meetings and 30 Board committee meetings in 2025, as well as taking other actions through unanimous written consent. During 2025, each director participated in at least 75% of all Board meetings and all meetings of committees on which they served. Directors actively engage and spend time with our senior management and other employees in a variety of forums outside of the boardroom.

Director Time Commitments
Because serving on the Board requires significant time and attention, the Board has adopted a policy within our Corporate Governance Guidelines that, among other requirements applicable to the Board, sets the expectation that directors will spend the time needed and meet as often as necessary to discharge their responsibilities properly. The Corporate Governance Guidelines specify that a director may not serve on more than a total of five public company boards (including the Board) or, if the director is a current CEO or executive officer of a public company, on the board of more than a total of three public company boards (including the Board). In addition, directors must seek the approval of the Chair and/or the Nominating and Governance Committee (as applicable) before accepting membership on other boards of directors or changing their primary employment and responsibilities during their tenure. The Nominating and Governance Committee shall, before recommending an appointment to the Board, have regard to the time commitment expected and take account of other board memberships of candidates for appointment in considering whether such person has sufficient time available to devote to the position. The Nominating and Governance Committee may approve exceptions if it determines that the additional service will not impair the director’s effectiveness as a member of the Board. See ‘‘Corporate Governance Guidelines’’ on page 16.

Separate Chairman and Chief Executive Officer	The Board's Chair facilitates independent oversight of management. See "Board Structure; Leadership and Oversight" on page 8.

Rigorous Risk Management Oversight
The Board understands the importance of effective risk oversight as fundamental to both the success of the Company and its obligation to our shareholders. While our management is responsible for the day-to-day management of risk, the Board, including our Risk and Sustainability Committee, along with senior management, is responsible for promoting an appropriate culture of risk management within the Company and for overseeing our aggregate risk profile and monitoring how we address specific risks. Throughout the year, the Board and each of its committees dedicate a portion of their time to review and discuss specific risk topics. See "The Board's Role in Risk Oversight" on page 15.

Shareholder Engagement
As part of our annual shareholder engagement program, we contact many of our shareholders to offer meetings to discuss a range of topics related to our strategy, governance profile, executive compensation practices, corporate sustainability, human capital management, financial performance and other matters. A summary of our shareholder engagement efforts is included under the section ‘‘Shareholder Engagement’’ on page 17.

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Corporate Governance	Table of Contents

Annual Evaluations
The Board undertakes an annual evaluation to determine whether it, its committees and its individual members are functioning effectively and whether the Board possesses the appropriate mix of skills and experience. A report on the outcome of the 2025 Board evaluation was presented to the Board on February 12, 2026. The Board, acting through the Nominating and Governance Committee, monitors the balance of specific experience, qualifications and skills of its current directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Open Channels of Communication Between the Board and Our Company	The Board maintains open channels of communication across our Company. Our directors engage and spend time with our executives and employees throughout the year in a variety of forums.

Minimum Equity Ownership Guidelines
We have minimum equity ownership guidelines for our Non-Executive Directors ("NEDs") and Executive Officers that require significant ownership of our Shares. Our NEDs are required to hold equity in our Company with a market value equal to or greater than five times their annual cash retainer. In addition, our Chief Executive Officer is required to hold equity in our Company with a market value equal to or greater than six times his annual base salary, and our other Executive Officers are required to hold equity in our Company with a market value equal to or greater than three times their annual base salary. All of our directors and Executive Officers are, or are expected to be within the time ascribed in our ownership guidelines, in compliance with our Minimum Equity Ownership Guidelines.

Board Structure
Leadership and Oversight
The Board believes its leadership structure should reflect the needs of our Company and its unique operating environment, and be flexible to evolve with changing circumstances. Each year, and more frequently as conditions warrant, the Nominating and Governance Committee reviews the Board leadership structure, taking into account investor feedback and industry benchmarking data, and determines whether to recommend changes to the Board’s leadership structure to the full Board.
Currently, we do not have a policy requiring that the positions of Chair of the Board and Chief Executive Officer be held by different persons. At present, these two positions are separate, and the Board believes that this structure serves the current needs of the Board and our Company by allowing our Chief Executive Officer to focus his attention on driving business performance rather than Board governance.
John Bryant, Chair
•Responsible for the leadership and effectiveness of the Board, including overseeing corporate governance matters and ensuring the evaluation of the Board, its committees and the directors is undertaken.
•Agrees and manages the Board’s agenda, ensuring that directors receive timely, accurate and clear information on the Group’s business. This ensures the Board is fully informed of relevant matters and sufficient time is allocated to discuss important matters, thereby promoting effective and constructive debate and supporting a sound decision-making process.
•Oversees the Board’s consideration of the Group’s strategy and any major issues facing the Group.
•Ensures adequate time is available for discussion and consideration of the Group’s principal risks and their mitigation.
•Ensures there is effective stakeholder engagement and the Board is kept aware of their views, in particular those of shareholders and colleagues.

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Peter Jackson, Chief Executive Officer
•Leads the executive development of strategy and proactive focus on innovation.
•Has overall responsibility for the Group’s performance.
•Directs the delivery of the Group’s strategy in consultation with, and supported by, the Board.
•Builds and leads an effective Executive Committee and oversees the Group’s business operations and management of its risks.
•Serves as the primary interface between our management and the Board.
•Communicates and provides feedback on the implementation of Board-agreed policies, ensuring the Group operates in a way that is consistent with its values.
•Provides internal and external leadership on responsible gambling.
Non-Executive Directors
•Bring a strong external perspective, advice and judgment to the Board, acting independently and constructively challenging decisions.
•Scrutinize, measure and review the performance of management and assist in the development and approval of strategy.
•Review Group financial information and ensure the system of internal control and risk management framework are appropriate and effective.
•Review succession plans for the Board, Executive Directors and key members of senior management.
•Set executive compensation policy.
•Engage with key stakeholders and feed insights on their views back to the Board. This includes colleagues’ views on culture.
•Serve on or chair various committees of the Board.
•Bring varied industry and professional backgrounds, experience, skills and expertise aligned to the needs of the Group’s business and long-term strategic objectives.
•Oversee the Group’s sustainable strategy including responsible gambling.
Board Committees
We are governed in accordance with our Articles, the applicable laws of Ireland and the applicable rules and regulations of the relevant regulatory bodies to which we are subject. The Board is a single tier board collectively responsible for leading the strategic direction of the business to promote long-term sustainable success, generating value for shareholders and contributing to wider society. The Board is also responsible for the stewardship of the Group, establishing the Group’s purpose, values and strategy and satisfying itself that these are aligned to the culture of the organization.
Certain strategic decisions and authorities are reserved as matters for the Board, with other matters, responsibilities and authorities delegated to its committees. The Board has a formal schedule of matters reserved for its approval, which is reviewed annually. These include decisions on the Group’s strategy, key executive appointments, capital structure, financing, major acquisitions or disposals, the risk appetite, capital expenditure above the delegated authority limits and key executive appointments.
The Board has four standing committees: an Audit Committee; a Compensation and Human Resources Committee ("C&HR Committee"); a Nominating and Governance Committee; and a Risk and Sustainability Committee. The current charters for these committees are available on our corporate website, at www.flutter.com at https://flutter.com/investors/shareholder-information/board-committees. Further, we will provide copies of these charters without charge to any shareholder upon written request. Requests for copies should be addressed to our Company Secretary. The Board also may create additional committees for such purposes as the Board may determine.

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Corporate Governance	Table of Contents

Audit Committee
Members: Ms. Keller Koeppel (Chair), Ms. Cruickshank, Ms. Lennon and Ms. McCarthy	Independent: All	Meetings in 2025: Ten

Our Audit Committee consists of four directors, each of whom is ‘‘independent’’ and ‘‘financially literate’’ as such terms are defined by the applicable rules of the NYSE. The Board has determined that each of Ms. Keller Koeppel, Ms. Cruickshank, Ms. Lennon, and Ms. McCarthy possess accounting or related financial management expertise within the meaning of the NYSE listing standards and that each of Ms. Keller Koeppel and Ms. McCarthy qualifies as an ‘‘audit committee financial expert’’ as defined under the applicable Securities and Exchange Commission (‘‘SEC’’) rules.
In addition to members of the Audit Committee, regular attendees who attend meetings by invitation include our Chief Executive Officer, the Chief Financial Officer, the Group Director of Internal Audit and the Group Director of Finance. Members of our independent registered public accounting firm and auditor, KPMG, also attend Audit Committee meetings and have direct access to the Chair of the Audit Committee. The Company Secretary, or his Deputy, acts as secretary to the Audit Committee and provides support as required.
The main role of the Audit Committee, as set out in its Charter, is to provide assistance to the Board with respect to its oversight of the quality and integrity of the Company's financial statements and other financial information before publication, and reviewing significant financial reporting judgments contained in them. In addition, the Audit Committee also reviews:
•risk assessment, risk management and risk management systems, particularly with respect to financial risk exposure in conjunction with the Risk and Sustainability Committee;
•the system of internal financial and operational controls on a continuing basis (the Risk and Sustainability Committee reviews the internal control and risk management systems);
•procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•the qualification, performance, objectivity and independence of the Company’s independent registered public accounting firm and auditor;
•the accounting and financial reporting processes, along with the roles and effectiveness of both the Group Internal Audit function and the external auditor; and
•the Company’s compliance with legal and regulatory requirements in conjunction with the Risk and Sustainability Committee.
To work effectively, the Audit Committee has unrestricted access to the Group’s external auditor, KPMG, and the Internal Audit function, which it meets with throughout the year with, and without, management, as appropriate. These meetings ensure there are no restrictions on the scope of their audits and allow discussion of any matter that the internal or external auditor might not wish to raise in the presence of management. The Audit Committee may obtain, at the Group’s expense, outside legal or other professional advice needed to perform its duties. The Chair of the Audit Committee reports to the Board on the key outcomes from each meeting and on how the Audit Committee has discharged its duties. The minutes of all Audit Committee meetings are circulated to the Board for information.

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Compensation and Human Resources Committee (C&HR Committee)
Members: Mr. Hurley (Chair), Mr. Bryant, Mr. Bennett, Mr. Bomhard and Ms. Dubuc	Independent: All	Meetings in 2025: Six

Our C&HR Committee consists of five directors, each of whom is ‘‘independent’’ as defined by the applicable rules of the NYSE and is a ‘‘non-employee director’’ as defined by the applicable rules and regulations of the SEC. Mr. Hurley has informed the Board that he will not stand for re-election at the AGM and therefore will step down from the C&HR Committee following the AGM, at which point Ms. Dubuc will be appointed Chair.
In addition to members of the C&HR Committee, regular attendees of Committee meetings by invitation include the CEO, Chief People Officer and Group Reward Director. The Company Secretary, or his Deputy, acts as secretary to the C&HR Committee and provides support as required.
The C&HR Committee reviews and recommends to the Board the framework and policy for the compensation of the CEO, the Executive Directors and other executive officers, and ensures our compensation arrangements are designed to support our strategy and promote long-term sustainable success by appropriately incentivizing the relevant performance.
The C&HR Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the C&HR Committee has retained Pearl Meyer as its independent outside compensation consultant primarily to assist in analyzing the competitiveness of the Company’s executive compensation as well as to provide expertise and advice on various matters brought before the C&HR Committee. The C&HR Committee has considered the independence of Pearl Meyer and determined that their work did not raise any conflict of interest.
Compensation and Human Resources Committee Interlocks and Insider Participation
None of the members of the C&HR Committee is or has been an executive officer or employee of the Company, nor do any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of our executive officers currently serve, or has served during the last completed fiscal year as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or C&HR Committee.

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Corporate Governance	Table of Contents

Nominating and Governance Committee
Members: Mr. Bryant (Chair), Mr. Bomhard, Mr. Hurley, Ms. Keller Koeppel and Ms. Lennon	Independent: All	Meetings in 2025: Six

Our Nominating and Governance Committee consists of five directors, each of whom is ‘‘independent’’ as such term is defined by the applicable rules of the NYSE. Mr. Hurley has informed the Board that he will not stand for re-election at the AGM and therefore will step down from the Nominating and Governance Committee following the AGM.
The Nominating and Governance Committee considers the structure, size and composition of the Board and its committees. It advises on orderly succession planning and non-executive recruitment and makes recommendations to the Board on director appointments. The Nominating and Governance Committee considers the balance of skills, experience, knowledge and diversity of background to achieve our strategic vision and act in the interest of shareholders and other stakeholders. The Nominating and Governance Committee oversees succession planning for senior executives and our corporate governance arrangements.

Risk and Sustainability Committee
Members: Ms. Cruickshank (Chair), Mr. Bennett, Ms. Dubuc, Ms. Keller Koeppel & Ms. McCarthy	Independent: All	Meetings in 2025: Eight

Our Risk and Sustainability Committee consists of five directors, each of whom is ‘‘independent’’ as such term is defined by the applicable rules of the NYSE.
Our Risk and Sustainability Committee supports the Board in monitoring the Group’s risk management processes for their appropriateness and effectiveness in identifying the emerging and principal risks facing the Group and how those risks are being managed and mitigated, the Group's risk registers, and the appropriateness of management's risk appetite. As part of the overall risk management framework, management maintains individual divisional risk registers for each division. These detail the significant risks facing the business and the potential likelihood and impact of these risks materializing once the existence of controls and mitigating factors are considered. The Risk and Sustainability Committee also reviews how our risks are being managed and mitigated and has oversight of Risk Management, Compliance and Information Security. During 2025, as part of its procedures to identify emerging risks as well as to monitor established risks, the Risk and Sustainability Committee met with, and received, detailed presentations from various key functions to discuss how the Company manages its main operational risks, including specific updates in relation to the International Division, as well as updates on cyber security-related risks, commercial risks and strategic risks, among others.
Key updates included cyber security, Sustainability oversight, review of the risk profile and aligned assurance, report on whistleblowing/"Speak-Up" procedures and review of the Directors’ Compliance Policy Statement.

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Communications with the Board
Any interested party who would like to communicate with, or otherwise make their concerns known directly to the Chair of any of the Audit, Nominating and Governance, C&HR, and Risk and Sustainability Committees, or to the NEDs as a group or individually, may do so by addressing such communications or concerns to our Company Secretary at Flutter Entertainment plc, Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin, D04 V972, who will, as appropriate, forward such communication.
Board and Committee Meetings; Annual General Meeting Attendance
During 2025, our Board held seven meetings, the Audit Committee held 10 meetings, the C&HR Committee held six meetings, the Nominating and Governance Committee held six meetings, and the Risk and Sustainability Committee held eight meetings. During such time, each director then serving on the Board attended at least seventy-five percent (75%) of each of the meetings of the Board and committees on which they served during the period for which they were a director or committee member. The NEDs regularly meet in executive session without management, and such executive sessions are chaired by Mr. Bryant.
Under our Corporate Governance Guidelines, directors are encouraged to attend our annual general meetings of shareholders. All of our directors serving at such time attended our 2025 AGM in person or via audio conference.
Director Recruitment
All appointments to the Board are based on merit, in the context of the balance and mix of appropriate skills and experience the Board as a whole requires in order to be effective. The Nominating and Governance Committee takes into account the following criteria when considering Non-Executive Director roles:
•skills, knowledge and experience in areas relevant to the operation of the Board, including professional background, international experience and having regard to current and future Board skills gaps;
•a variety of personal characteristics, including age, nationality, gender, social and ethnic backgrounds, and cognitive and personal strengths; and
•the need for an appropriately sized Board.
During the process of ongoing Board renewal, each or a combination of these criteria can take priority. As part of the annual performance evaluation of the effectiveness of the Board, its committees and individual directors, the Nominating and Governance Committee considers the size of the Board, the balance of skills, knowledge, experience and independence of the Board. It also focuses on overseeing orderly succession of the Board. Spencer Stuart, an external search agency, was used during the recruitment of Mr. Bomhard, Ms. Susman and Mr. Kenny. Each were presented to the Nominating and Governance Committee by such firm, and the Nominating and Governance Committee recommended each candidate to the Board for approval.
Process for Shareholders to Recommend Director Nominees
Our Articles address the processes by which shareholders may recommend Director nominees, and the policy of the Nominating and Governance Committee is to evaluate such recommendations on a substantially similar basis as it considers other nominees. If you would like to recommend a future nominee for Board membership, you can submit a written recommendation in accordance with our Articles and applicable law, including the name and other pertinent information for the nominee, to our Company Secretary. Please note that Article 59A of our Articles prescribes certain timing and nomination requirements with respect to any such recommendation if an eligible shareholder wishes to have their nominee included in our proxy materials for our AGM (see “Shareholder Proposals and Nominations for Our 2027 AGM”).

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Corporate Governance	Table of Contents
Director Onboarding and Continuing Education
As required by our Corporate Governance Guidelines, management works with the Board to provide a comprehensive orientation process for new directors. The orientation programs are designed to familiarize new directors with the Company’s operations and business, strategies, regulatory landscape, key stakeholders, directors' duties and our governance practices. The orientation is intended to assist new directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. Each new director’s onboarding is individually tailored to previous experience, their responsibilities and committee membership.
The Board also participates in continuing education sessions designed to deepen the Directors' understanding of Flutter’s evolving business, strategic priorities and regulatory environment. Recent sessions have covered topics including pricing capability and strategy, product innovation as well as an immersive responsible gambling session aimed at providing Directors with a detailed understanding of the Company's regulatory obligations, control mechanisms and operational practices with respect to responsible gambling.
Risk Management
Our risk management framework is designed to instill a culture of openness and transparency. We have a complementary array of policies, procedures and processes to identify, assess, monitor and manage the risks inherent in our business activities, supported by the work of committees at both the management level and the Board level. This framework is reasonably designed to identify important risks and communicate them to senior management and, where appropriate, to the Board.

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The Board’s Role in Risk Oversight
The Board understands the importance of effective risk oversight as fundamental to both the success of the Company and its obligation to our shareholders. While our management is responsible for the day-to-day management of risk, the Board, including our Risk and Sustainability Committee, along with senior management, is responsible for promoting an appropriate culture of risk management within the Company and for overseeing our aggregate risk profile and monitoring how we address specific risks. Throughout the year, the Board and each of its committees dedicate a portion of their time to review and discuss specific risk topics.

Board of Directors
Directly oversees corporate and product strategy and other matters reserved to the full Board. Reviews and discusses with management significant risks affecting the Company, including matters escalated by its committees from within their respective areas of direct oversight.

Risk and Sustainability Committee
Supports the Board in monitoring the Group’s risk management processes for their appropriateness and effectiveness in identifying the emerging and principal risks facing the Group and how those risks are being managed and mitigated, the Group's risk registers, and the appropriateness of management's risk appetite. The Risk and Sustainability Committee also reviews how our risks are being managed and mitigated and has oversight of Risk Management, Compliance and Information Security. Key updates included cyber security, Sustainability oversight, review of the risk profile and aligned assurance, report on whistleblowing/"Speak-Up" procedures and review of the Directors’ Compliance Policy Statement.

Audit Committee	C&HR Committee	Nominating and Governance Committee
Oversees financial matters and business conduct, and reviews the output of the Internal Audit function, management of financial risk, and reports of the external auditor.	Oversees the design and administration of executive compensation programs and policies.	Oversees Board structure, governance, and independence.

Management
The Company’s management team regularly reports to the Board and the Risk and Sustainability Committee on material risks we face, highlighting any new risks that may have arisen since they last met. In addition, our directors have the opportunity to meet routinely with members of senior management in connection with their consideration of matters submitted for the approval of the Board and the risks associated with such matters. On a periodic basis, members of senior management report on our top enterprise risks and the steps management has taken or will take to mitigate these risks. For example:
•The Chief Trading Officer presents to the Risk and Sustainability Committee regularly on the performance of the Group's policies in respect of bookmaking risks, the Group's bookmaking risk and pay-out limits, and the adequacy and effectiveness of the Group's bookmaking and risk management functions.
•The Chief Information Officer and Global Chief Information Security Officer ("Global CISO") present regularly to the Risk and Sustainability Committee on the Group’s cybersecurity risk profile, significant incidents, remediation activities, divisional progress on cyber initiatives and the evolving threat landscape. Material cybersecurity incidents are escalated through defined protocols and where appropriate, reported promptly to the Board. This reporting structure ensures that the Board remains fully informed and able to oversee the identification, prevention and mitigation of cybersecurity risks across the Group.
•The Risk and Sustainability Committee receive regular updates on the Group's ongoing compliance with its regulatory license and legal obligations, the effectiveness of whistleblowing (our "Speak-Up") procedures, and compliance policies and training.
•The Group Risk Team, in collaboration with Divisional Risk teams and Global Risk Sponsors/Leaders, provide updates to the Risk and Sustainability Committee on risk management. This includes reporting on our aggregate risk profile (Flutter’s Top Enterprise Risks) and emerging risks.
•Our Chief Legal Officer updates the Board regularly on material legal and regulatory matters.
•Our Chief People Officer provides updates to the Board and the C&HR Committee on Human Capital matters, including the People Strategy, hiring investment, talent and reward strategy.
•The Audit Committee reviews the output of the Internal Audit function, management of financial risk, and reports of the external auditor.

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Corporate Governance	Table of Contents
Culture of Compliance
Our business is subject to extensive rules and regulations in the U.S. and around the globe. Adherence to these various rules and regulations is paramount to the reputation and success of our Company. As such, all of our employees are required to participate in various mandatory regulatory and compliance training programs designed to educate our employees on the many laws, rules and regulations that impact our Company as well as reinforce the gravity of adherence to such laws, rules and regulations. Such programs include, without limitation, regular compliance training sessions on the Company’s various governance policies. In addition, all employees receive training on our Code of Ethics and our policies and procedures for reporting wrongdoing.
Corporate Governance Guidelines
The Board has adopted Corporate Governance Guidelines that address the following key corporate governance subjects, among others: director qualification standards; director responsibilities; director access to management and, as necessary and appropriate, independent advisors; director compensation; director orientation; management succession; service on other public company boards; and an annual performance evaluation of the Board. The Nominating and Governance Committee and the Board annually review and re-approve the Corporate Governance Guidelines.
You are encouraged to visit our website www.flutter.com, under the ‘‘Investors/Shareholder Information/Policies and documents” section to view or to obtain copies of our Corporate Governance Guidelines. You may also obtain, free of charge, a copy of our Corporate Governance Guidelines by directing your request in writing to our Company Secretary.
Code of Ethics
We maintain a Code of Ethics that is applicable to all of our Directors, officers, and employees, including our Chief Executive Officer, Chief Financial Officer and other senior officers. The Code of Ethics sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with applicable laws and regulations, protection of our data and assets and confidentiality and fair dealing. This Code of Ethics also satisfies the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Company will disclose within four business days any substantive changes in or waivers of the Code of Ethics granted to our principal executive officer, principal financial and accounting officer or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Form 8-K.
You are encouraged to visit our website www.flutter.com, under the "Investors/Shareholder Information/Policies and documents" section to view or to obtain copies of our Code of Ethics. You may also obtain, free of charge, a copy of our Corporate Governance Guidelines by directing your request in writing to our Company Secretary.
PDMR and Group Securities Dealing Codes
We have adopted PDMR (persons discharging managerial responsibilities) and Group Securities Dealing Codes that govern the purchase, sale and/or other dispositions of the Company’s securities by our directors, officers, employees, consultants and contractors of the Company that we believe are reasonably designed to promote compliance with the U.K. Market Abuse regulation, U.S. federal insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. From time to time, the Group may engage in transactions in Company securities. It is the Group’s policy to comply with all applicable securities laws when engaging in transactions in Company securities.
Additionally, pursuant to the PDMR and Group Securities Dealing Codes, directors, officers and employees, consultants and contractors of the Company are prohibited from purchasing financial instruments (including variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities. In addition, these individuals may not deal in options, warrants, puts and calls or similar instruments on or over Company securities or sell such securities “short” or engage in speculative trading (e.g., “day-trading”) that is intended to take advantage of short-term price fluctuations and pledging of the Company’s securities is prohibited.

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A copy of our Group Securities Dealing Code is filed as Exhibit 19.1 and a copy of our PDMR Securities Dealing Code is filed as Exhibit 19.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Shareholder Engagement
Shareholder engagement is of great importance to our Board and management team as a means to solicit feedback and promote accountability to our shareholders. The Chair ensures that appropriate channels of communication are established between the Board and shareholders, and all directors are aware of any issues or concerns raised during that dialogue. The Chair, together with management and/or other independent directors, periodically host meetings with Flutter’s shareholders as well as leading proxy advisory firms, to discuss governance and compensation-related topics. Feedback from these conversations helped guide actions taken with respect to our Board composition, transition to the U.S., governance practices, responsible gambling and executive compensation. Additionally, directors attend results presentations and investor roadshows, and the Board receives regular feedback from Investor Relations reports and broker updates throughout the year.

Key Themes	The Board's Actions Since 2025 AGM

Board Composition	•Added three highly qualified directors who collectively bring executive leadership experience and in-depth knowledge of capital markets, finance and operations to the Board.

U.S. Transition	•Completed our first year formally filing as a U.S. domestic issuer.

Corporate Governance Practices
•Transitioned to U.S. governance practices, including updates to our committee charters to clarify go-forward responsibilities, as well as ongoing revision to our Corporate Governance Guidelines, Articles and related policies.

Responsible Gambling
•Continued to progress against our 2030 goal of seventy-five percent (75%) of customers using a Play Well tool by end of 2030, with Play Well tool usage increasing 2.7 percentage points to 47.3% of tool usage globally in 2025. Additionally, to reflect our focus in this area, we continue to have Responsible Gambling as a key metric for our annual incentive compensation.
•Bolstered our reporting cadence to the Board, introducing a comprehensive quarterly overview of responsible gambling initiatives.

Executive Compensation	•Made further updates to our compensation practices to reflect U.S. standards and investor feedback.

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Proposal 1:
Election and Re-election of Directors
In accordance with Regulation 91(a) of our Articles, all members of the Board retire at each AGM with those eligible entitled to stand for election/re-election (as appropriate) each year.
Under the guidance of the Nominating and Governance Committee, the Board reviews the structure of the Board, its committees and the individual directors and, as part of that process, considers, among other things, issues of structure, leadership and oversight needs and the mix of skills necessary to guide the Company in executing its long-term strategic objectives. Having carried out this review, the Board considers that it is comprised of actively engaged individuals with diverse skills, experiences and backgrounds that contribute to the effective oversight of the Company. The Board believes these varied qualifications help to inform and oversee decisions regarding the Company’s long-term strategic growth.
As previously announced, Mr. Bomhard was appointed as a Non-Executive Director with effect from October 1, 2025, and will retire and put himself forward for election by shareholders at the AGM. Additionally, Mr. Hurley will not seek re-election and will step down from our Board at the conclusion of our AGM. Accordingly, each Director retiring at the AGM is being nominated for election/re-election in accordance with our Articles, with the exception of Mr. Hurley.
VOTE

The Board recommends that you vote “FOR” the election and
re-election (as appropriate) of all nominees to the Board.
In addition, the Board has unanimously nominated Sally Susman and David Kenny, who are not currently serving as Directors, for election at this AGM.
The election/re-election of each Director nominee will be put to the meeting as a separate resolution. Election/re-election (as appropriate) of each Director nominee requires that a simple majority of votes cast in person or by proxy at the AGM must be cast "FOR" the nominee. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal. The text of the resolution in respect of Proposal 1 is as follows:
‘‘That, by separate resolutions, the following 11 directors be elected/re-elected (as appropriate):
(a)John Bryant
(b)Peter Jackson
(c)Robert (Dob) Bennett
(d)Stefan Bomhard
(e)Nancy Cruickshank
(f)Nancy Dubuc
(g)David Kenny
(h)Holly Keller Koeppel
(i)Carolan Lennon
(j)Christine M. McCarthy
(k)Sally Susman

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Table of Contents	Proposal 1
Meet the Board of Directors
This section of our Proxy Statement contains information about our proposed Board, each nominee who is seeking election/re-election at the AGM, as well as key elements of our corporate governance practices. The Board places great value on strong governance controls, and we have structured our corporate governance in a manner we believe closely aligns with the best interests of the Company and our shareholders as a whole. As discussed above, Mr. Hurley has notified the Board that he will retire following the conclusion of the AGM, and will therefore not stand for re-election at this AGM.
The nominees have consented to being named in this Proxy Statement and to serve if elected/re-elected (as appropriate). The Board has no reason to believe that any nominee will be unavailable or unable to serve as a director, but if for any reason any nominee should not be available or able to serve prior to the date of the AGM, the votes represented by all valid proxies cast in favor of that nominee will be cast by the person or persons acting under said proxy in accordance with the recommendation of the Board.

John Bryant
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Extensive experience leading a global consumer goods company
•Significant expertise in financial, operational and strategic leadership

Age: 60 Director since: April 2023 Chair since: September 2023 Board Committees: C&HR Committee Nominating and Governance Committee (Chair)

Career Highlights
John Bryant joined Kellogg Company, a multinational food manufacturing company, in 1998 and served as chief executive officer from January 2011 to September 2017, having previously held a variety of roles, including chief financial officer; president, North America; president international; and chief operating officer. Mr. Bryant joined the board of Kellogg Company in July 2010 and served as chair of the board from July 2014 to March 2018. He also served as a trustee of the W. K. Kellogg Foundation Trust from 2015 to 2018 and was also a non-executive director of Macy's Inc. from January 2015 until May 2023.

Other Public Company Directorships Current Public Company Boards: •Compass Group Plc •Ball Corporation •Coca-Cola Europacific Partners
Educational Background
Mr. Bryant holds a bachelor’s degree in business and commerce from Australian National University and earned a master’s degree in business administration from the Wharton School at the University of Pennsylvania and a graduate certificate in cybersecurity from Harvard Extension School.

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Proposal 1	Table of Contents

Peter Jackson
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Extensive experience in leading consumer businesses with international reach within a highly regulated industry
•Technology and digital consumer sector expertise

Age: 50 Director since: February 2016 CEO since: January 2018 Board Committees: None

Career Highlights
Peter Jackson was appointed as the chief executive officer of Flutter in January 2018. He joined as a non-executive director of Betfair Group plc in April 2013, and, following the merger of Betfair Group plc with the Group, became a non-executive director of the Group in February 2016. Previously, Mr. Jackson was the chief executive officer of Worldpay UK, an operating division of Worldpay Group plc. He was formerly the chief executive officer of Travelex Group. He then joined Banco Santander as head of global innovation and as a director of Santander UK Group Holdings plc. Mr. Jackson’s previous experience includes senior positions at Lloyds and Halifax Bank of Scotland, as well as time at McKinsey & Company.

Other Public Company Directorships Current Public Company •None Previous Public Company Boards: •Deliveroo plc	Educational Background Mr. Jackson holds a master’s degree in engineering from Cambridge University.

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Table of Contents	Proposal 1

Robert (Dob) Bennett
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Extensive experience with financial and strategic leadership responsibilities
•Deep operating expertise in sports, entertainment and media

Age: 68 Director since: July 2024 Board Committees: C&HR Committee Risk and Sustainability Committee

Career Highlights
Robert (Dob) Bennett is Executive Chairman of the Board of Liberty Media Corporation ("Liberty Media"), a sports media and entertainment company, and of Liberty Live Holdings, Inc. He is also the Managing Director of Hilltop Investments, LLC, a private family investment company. Previously, Mr. Bennett served as President of Discovery Holding Company, a media and entertainment company. Before that, Mr. Bennett was one of the founding executives of Liberty Media and served in a number of capacities, including as President and Chief Executive Officer. Prior to his tenure at Liberty Media, Mr. Bennett worked at Tele-Communications, Inc. and The Bank of New York.

Other Public Company Directorships
Current Public Company Boards:
•Liberty Media - Executive Chairman
•Liberty Live Holdings - Executive Chairman
Previous Public Company Boards:
•Warner Bros. Discovery, Inc.
•Sprint Corporation
•Demand Media, Inc.
•Discovery Communications Inc.
•Liberty Interactive Corporation
•HP Inc.
Educational Background Mr. Bennett holds a bachelor's degree in Economics from Denison University and an MBA from Columbia University.

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Proposal 1	Table of Contents

Stefan Bomhard
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Wealth of experience working in international environments, particularly in operations, sales and brand leadership in retail and consumer companies
•Deep and wide-ranging career in fast-moving consumer goods and challenger businesses

Age: 58 Director since: October 2025 Board Committees: C&HR Committee Nominating and Governance Committee

Career Highlights
Mr. Bomhard served as the Chief Executive Officer and member of the board of directors of Imperial Brands plc (“Imperial Brands”), a global consumer-focused company in the tobacco and nicotine industry, from July 2020 until his retirement as Chief Executive Officer on October 1, 2025 and as a director on December 31, 2025. Prior to his time at Imperial Brands, Mr. Bomhard served as the Chief Executive Officer of Inchcape plc (“Inchcape”), a global distribution and retail leader in the premium and luxury automotive sectors, from April 2015 until June 2020. Prior to Inchcape, Mr. Bomhard was president of Bacardi Limited’s European region and was also responsible for Bacardi’s Global commercial organization and Global Travel Retail. Additional previous roles held by Mr. Bomhard include Chief Commercial Officer of Cadbury plc and Chief Operating Officer of Unilever Food Solutions Europe. This followed senior management and sales and marketing positions at Diageo (Burger King) and Procter & Gamble.

Other Public Company Directorships Current Public Company Boards: •The Magnum Ice Cream Company N.V. Previous Public Company Boards: •Compass Group plc •Imperial Brands plc •Inchcape plc
Educational Background
Mr. Bomhard holds a bachelor’s degree in business administration from Middlesex University, a Diplombetriebswirt (FH) from Reutlingen University Germany and a Ph.D. in marketing from the University of Bradford.

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Table of Contents	Proposal 1

Nancy Cruickshank	Specific Qualifications, Experience, Attributes, Skills Key strengths and experience •Extensive digital and entrepreneurial expertise •A wealth of Non-Executive Director experience
Age: 55 Director since: May 2019 Board Committees: Audit Committee Risk and Sustainability Committee (Chair)

Career Highlights
Nancy Cruickshank is a serial entrepreneur and digital leader, and presently works as an operating partner at Exponent PE as part of a plural non-executive portfolio. Her last start-up, My Showcase, was named by the Sunday Times as one of the 15 fastest-growing start-ups in the United Kingdom in 2016, and was acquired by Miroma Group in February 2018. Prior to this Ms. Cruickshank was Chief Digital Officer at Carlsberg Group AS. Ms. Cruickshank previously worked in the digital industry for over 25 years, including launching Condé Nast online in 1996, overseeing Telegraph Media Group’s Digital business and developing the fashion and beauty market leader Handbag.com between 2001 and 2006, leading to a successful sale to Hearst Corporation in 2006.

Other Public Company Directorships Current Public Company Boards: •Allegro.EU SA Previous Public Company Boards: •Telecity Group	Educational Background Ms. Cruickshank holds a bachelor’s degree in history from Leeds University.

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Proposal 1	Table of Contents

Nancy Dubuc	Specific Qualifications, Experience, Attributes, Skills Key strengths and experience •Extensive media, digital and publishing experience •Significant number of years’ experience in senior leadership
Age: 57 Director since: April 2021 Board Committees: C&HR Committee Risk and Sustainability Committee

Career Highlights
Nancy Dubuc held the position of chief executive officer of VICE Media Group, a digital media and broadcasting company, from January 2018 until February 2023, where she was responsible for the definition, strategic growth and performance of the organization’s five distinct global lines of business – VICE TV, VICE News, Digital Publishing, Global Studios and Virtue, the company’s global creative agency. In 2019, she led the acquisition and integration of Refinery29 and expanded VICE News globally. VICE Media Group filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in May 2023. Before joining VICE, Ms. Dubuc spent her career at A+E Networks beginning in 1999 and rising through the ranks to chief executive officer from 2013 until 2018. During her tenure, she launched A+E Studios and A&E Indie Films and led their global expansion and digital migration.

Other Public Company Directorships Current Public Company Boards: •Warner Music Group Corp. •WEBTOON Entertainment Inc. Previous Public Company Boards: •None	Educational Background Ms. Dubuc holds a bachelor of science degree in communications from Boston University.

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Table of Contents	Proposal 1

David Kenny
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Proven track record leading complex tech/media and marketing businesses
•Vast governance experience with both public and private companies

Age: 64 Director since: Upon election at this AGM Board Committees: None

Career Highlights
David Kenny currently serves as the Chairman for Best Buy Co., Inc., the world’s largest specialty consumer electronics retailer. Mr. Kenny also serves as independent director of Nielsen Holdings plc, having previously held the position of Chief Executive Officer from 2018 to 2023. Before joining Nielsen, Mr. Kenny served as Chairman and Chief Executive Officer of The Weather Company, LLC from 2012 to 2016 and, following its sale to IBM, as Senior Vice President of IBM’s Watson & Cloud platform. Prior to that, Mr. Kenny served as President of Akamai Technologies, Inc., Co-Managing Partner of the Publicis Groupe S.A., Chairman and Chief Executive Officer of Digitas, Inc. and Senior Partner at Bain & Company. Currently, Mr. Kenny serves as Chairman of the Board for Teach for America.

Other Public Company Directorships Current Public Company Boards: •Best Buy Co., Inc. Previous Public Company Boards: •Digitas, Inc.	Educational Background Mr. Kenny holds a B.A. in industrial administration from the GM Institute (now Kettering University) and an MBA from Harvard Business School.

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Proposal 1	Table of Contents

Holly Keller Koeppel
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Broad international experience in consumer goods, commodities and energy
•Extensive experience with operational and financial leadership responsibilities in infrastructure and energy

Age: 67 Director since: May 2021 Board Committees: Audit Committee (Chair) Nominating and Governance Committee Risk and Sustainability Committee

Career Highlights
Holly Keller Koeppel was a senior adviser to Corsair Capital LLC, a specialized investment firm, up until April 2018, where she had previously served as managing partner and co-head of infrastructure from 2015 until her retirement in 2017. From 2010 to 2015, Ms. Keller Koeppel was partner and global co-head of Citi Infrastructure Investors, a division of Citigroup. Ms. Keller Koeppel served as executive vice president and chief financial officer for American Electric Power Corporation from 2006 to 2009. Prior to 2000, Ms. Keller Koeppel held a series of senior operational executive leadership positions in American Electric Power Company, Inc. and Consolidated Natural Gas Company.

Other Public Company Directorships
Current Public Company Boards:
•AES Corporation
•Core Natural Resources, Inc. (previously Arch Resources)
•Shell plc
Previous Public Company Boards:
•British American Tobacco plc
•Vesuvius plc
Educational Background She holds both a bachelor of science degree in business administration and an MBA from Ohio State University.

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Table of Contents	Proposal 1

Carolan Lennon
Specific Qualifications, Experience, Attributes, Skills
Key strengths and experience
•Significant experience of regulated consumer facing digital businesses
•Significant senior management, operational and sustainability experience

Age: 59 Director since: July 2022 Board Committees: Audit Committee Nominating and Governance Committee

Career Highlights
Carolan Lennon was the country lead for Salesforce Ireland, a cloud-based software company, from July 2022 until her retirement in January 2026. Prior to this, Ms. Lennon was the chief executive officer of eir Limited, a major Irish telecoms company, from 2018 to 2022. Before that position, she held a variety of executive roles at eir Limited, including managing director of Open eir and acting managing director consumer and chief commercial officer. Prior to joining eir, she held a number of senior roles in Vodafone Ireland, including consumer director and marketing director. From 2016 to 2022, Ms. Lennon also served as an independent director at AIB, Ireland’s largest bank, including as its senior independent director from April 2020 to June 2022.

Other Public Company Directorships Current Public Company Boards: •None Previous Public Company Boards: •AIB Group plc	Educational Background Ms. Lennon holds a bachelor's degree in information technology from University College Dublin and an MBA from Trinity College Dublin.

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Proposal 1	Table of Contents

Christine M. McCarthy	Specific Qualifications, Experience, Attributes, Skills Key strengths and experience •Extensive financial experience in consumer businesses •Significant senior management and strategic experience
Age: 70 Director since: July 2024 Board Committees: Audit Committee Risk and Sustainability Committee

Career Highlights
Christine M. McCarthy was formerly the Senior Executive Vice President and Chief Financial Officer of The Walt Disney Company (“Disney”), a multinational media entertainment company, from 2015 until June 2023. She most recently served as a Strategic Advisor of Disney from July 2023 until June 2024. Prior to her appointment as Chief Financial Officer, she held positions of increasing responsibility at Disney, serving as Executive Vice President, Corporate Real Estate, Alliances and Treasurer from 2005 to 2015, after joining Disney as Senior Vice President and Treasurer in January 2000. Ms. McCarthy previously served as Executive Vice President and Chief Financial Officer of Imperial Bancorp from 1997 to December 1999.

Other Public Company Directorships Current Public Company Boards: •The Procter & Gamble Company •FM Global •CoStar Group Previous Public Company Boards: •None	Educational Background Ms. McCarthy holds a bachelor's degree in Biological Sciences from Smith College and an MBA in finance and marketing from the John E. Anderson Graduate School of Management-UCLA.

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Table of Contents	Proposal 1

Sally Susman	Specific Qualifications, Experience, Attributes, Skills Key strengths and experience •Significant leadership experience •Experience in communications and public affairs as well as Government relations
Age: 64 Director since: Upon election at this AGM Board Committees: None

Career Highlights
Sally Susman held the position of Executive Vice President and Chief Corporate Affairs Officer for Pfizer Inc., a multinational pharmaceutical and biotechnology company from 2018 until December 2025, and, before that, she served as Pfizer’s Executive Vice President of Corporate Affairs (formerly Policy, External Affairs and Communications) from 2010 to 2018. Before joining Pfizer in 2007, Ms. Susman served as the Chief Communications Officer of the Estée Lauder Companies Inc. and as Executive Vice President of Global Communications for the American Express Company.

Other Public Company Directorships Current Public Company Boards: •UL Solutions, Inc. Previous Public Company Boards: •Equity Office Properties Trust •WPP plc	Educational Background Ms. Susman holds a bachelor's degree in Government from Connecticut College.
2025 Board and Committee Evaluation
The performance evaluation to assess the performance of the Board, its committees and directors for 2025 was internally facilitated during the fourth quarter of 2025. The purpose of the board evaluation was to understand the Board members' opinions on the balance of skills, experience, independence, knowledge and diversity of the Board, the effectiveness of the Board and its Committees and how well they each work together, as well as individual director performance. The Board evaluation process included the completion of one-to-one interviews between the Chair and each individual director and detailed director questionnaires. During its evaluation, the Board considered:
•Board dynamics, behaviors and culture;
•Board leadership, composition, and succession planning for current and future Board skills requirements;
•the performance and cohesion of the Board and its committees, reflecting the current and future business model, the strategy of the Group, and risk oversight;
•the individual competence of each member of the Board;
•the roles and responsibilities and evidence of the strengths of the Board and its committees;
•any areas inhibiting the Board and its committees from being fully effective; and
•the quality of materials presented and operation of Board meetings.

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Proposal 1	Table of Contents
During a Board meeting held on February 12, 2026, the Chair presented a report on the outcome of the 2025 performance evaluation, which summarized the feedback and highlighted key themes for consideration by the Board. It was agreed that a detailed action plan would be presented to the Board and progress against these will be monitored by the Nominating and Governance Committee and the Company Secretary during 2026.
The directors self-assess their performance annually

Annual Written Questionnaire	Discussions with Chair	Committee/Board Private Sessions	Focus Areas

Open-ended questions to solicit candid feedback.
Topics covered include Board:
•Cadence of meetings, focus of agendas, time allocation, subject matter experts, and meeting conduct
•Board culture and dynamics, cohesion and debate amongst Directors
•Leadership structure and adequacy of succession plans
•Accessibility to management
•Composition and potential skills gaps for board refreshment
•Committee effectiveness and division of responsibilities

The Chair conducts annual and ad hoc one-on-one discussions with each director to discuss their feedback on individual contributions and perspectives on the collective performance of the Board.
These discussions consider constructive challenge and debate at Board meetings, and utilization of individual directors' unique skills and experience.
The Chair also collects feedback from Directors on the performance of the CEO.

Each committee and the full Board review the results of their respective evaluations in private sessions. The Board discussion is led by the Chair. The discussions are led by the individual committee chair.
Additionally, an executive session is scheduled, in absence of the Chair, where the Non-Executive Directors provide feedback on the performance of the Chair.

•Executive Succession Planning: The Nominating and Governance Committee can further support the Board’s oversight of Executive Succession Planning by continuing to focus on maintaining high-quality succession plans for key Executive roles.
•Risk and Sustainability Committee: Continue to monitor horizon scanning and emerging risks to ensure the most important risks are discussed during meetings. Given the fast paced and dynamic nature of the industry, systemic risk scanning should include changing industry dynamics, competitors, regulation, and emerging trends, and evolving challenges.

Following the 2025 annual Board and committee evaluation, the Board found that the performance of each of the directors continues to be effective and that each Director demonstrates commitment to the role, has sufficient time to meet his or her commitment to the Company and has individual skills and experience which are relevant and beneficial to support the Board in fulfilling its duties. A summary of the skills and experience of each of our current Directors and new Director nominees is set out below.
As noted above, under our Articles, each Director is required to retire at each annual general meeting and may, if eligible, offer themselves for election/re-election. Accordingly, you are being asked to vote on the election/re-election (as appropriate) of the 11 Director nominees for a term expiring at our 2027 AGM.

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Table of Contents	Proposal 1
Experience and Skills of Our Director Nominees
All of our director nominees are highly accomplished and experienced professionals, with fundamental attributes of senior leadership including integrity, honesty, intellectual curiosity, good judgment, strong work ethic, strategic thinking, vision, commitment to mission, excellent communication and collaboration skills, and the ability and willingness to challenge management constructively when needed. In addition to these and other core attributes, our director nominees possess a variety of other skills and experience necessary to carry out the Board’s responsibilities. The presentation below is a high-level summary of some, but not all, of the skills and experience of our director nominees:
Key Skills, Experience, and Expertise Definitions

U.S. Board Experience Demonstrated ability to advise and guide senior leaders on the nuances associated with a U.S.-listed company.

Large Scale CEO
Recent CEO experience in known, large-scale organizations. Ability to draw upon their commercial acumen and extensive knowledge of running a large company to provide valuable advice that's respected by both the Board and senior leaders.

Financial Expertise Experience to draw upon own financial/business insight to support and facilitate further financial strategic thinking alongside the ability to contribute more broadly.

Fast Growth (Transformational Growth) Experience and capability to support and advise on the challenges associated with fast and significant organic growth.

Technology/Data/Digital Experience with data, digital information and technological innovation with the skills to advise and challenge to ensure we create and enhance customer experience.

Regulatory/Legal/Corporate Affairs The insight and understanding of how to operate against a complex regulatory backdrop and guide on how best to navigate through the complexity in each markets.

Gaming/Gambling/Entertainment/Sports
Experience in operating within the gaming, entertainment and/or sports industries — understanding how these sectors work in order to counsel and advise on the opportunities to enhance our presence and overall business strategy.

Consumer Experience and capability to understand a consumer business and ensure all decisions are made with positive outcomes for the consumer in mind.

Global Exposure Significant and deep expertise in each of the markets that we operate and plan to operate in.

Mergers and Acquisitions Experience in the deal process and experience in post-merger integration.

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Proposal 1	Table of Contents
Overall Board Composition
Our Board is composed of highly accomplished, actively engaged individuals with diverse skills, experiences and backgrounds who share our commitment to excellence, collaboration and integrity. The Board believes that fostering an inclusive culture both at the Board level and throughout the Company enables us to provide the best services to our customers and better serve our stakeholders. The Board believes that it is making deliberate progress in seeking and electing new directors who enhance its composition and collective skills. Consistent with our commitment to continuous improvement, our Board annually assesses its collective diversity, experience and expertise, to check that these characteristics continue to align with our evolving business strategy and with the Board’s role in overseeing the Company’s achievement of its long-term objectives. The Board comprises an inclusive mix of backgrounds and perspectives.
Below is more detailed information about the Board’s overall composition, with information provided by directors nominated for election at this AGM:

■ < 3 yrs	■ 3-7 yrs	■ > 7 yrs
3.5 years average tenure

■ Female	■ Male
55% female

■ 40-50	■ 50-60	■ 60-70+
61.9 average age
Minimum Equity Ownership Guidelines for Non-Executive Directors
Our C&HR Committee requires our Non-Executive Directors to maintain equity ownership in the Company having a market value equal to or greater than five (5) times their annual base cash retainer.
Each Non-Executive Director must achieve the minimum equity investment within five (5) years from the later of the adoption of the guidelines (for directors in place at that time of the adoption of the guidelines) and the date of such director’s election to the Board (for subsequently appointed directors). All directors are, or are expected to be within the time ascribed in our ownership guidelines, in compliance with our Minimum Equity Ownership Guidelines.

32	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Proposal 1
Director Compensation for Fiscal Year 2025
The compensation of our NEDs is set by the Board with account taken of the time and responsibility involved in each role, including, where applicable, the Chairship of Board Committees.
The fees for the NEDs for fiscal year 2025 are set out in the table below:

Role	Annual Cash Retainer	Annual Equity Grants

Board Chair Fee(1)	$175,000	$325,000
Non-Executive Director Base Fee	$110,000	$205,000
Additional Fees:
Audit Committee Chair	$30,000	$—
C&HR Committee Chair	$25,000	$—
Nominating and Governance Committee Chair(1)	$20,000	$—
Risk and Sustainability Committee Chair	$25,000	$—
1.The Board Chair does not receive the Non-Executive Director Base Fee. If the Board Chair holds the position of Nominating and Governance Committee Chair, no fee will be paid for the Nomination Committee role.
The total 2025 compensation of the NEDs is set forth in the table below:

Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	All other compensation(3) ($)	Total ($)

John Bryant	175,000	325,000	—	500,000
Robert (Dob) Bennett	110,000	205,000	—	315,000
Stefan Bomhard(4)	27,500	—	—	27,500
Nancy Cruickshank	135,000	205,000	—	340,000
Nancy Dubuc	110,000	205,000	—	315,000
Alfred Hurley, Jr.	135,000	205,000	—	340,000
Holly Koeppel	140,000	205,000	—	345,000
Carolan Lennon	110,000	205,000	—	315,000
Christine M. McCarthy	110,000	205,000	—	315,000
Atif Rafiq(3)	47,526	—	1,000	48,526
1.Director fees are denominated in USD and paid in EUR. For such fees, the EUR equivalent is translated at the exchange rate available to the Company at the time of payment using the applicable monthly average rate FX rate as reported by XE Corporation Inc.
2.The amounts in this column reflect the aggregate awards of RSUs granted in fiscal year 2025 in accordance with Accounting Standards Codification Topic 718, Compensation–Stock Compensation (‘‘ASC Topic 718’’). A discussion of the assumptions used in calculating these values can be found in Note 19 to our 2025 audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
3.Mr. Rafiq stepped down from the Board following our 2025 AGM. Upon his retirement from the Board, Mr. Rafiq received a retirement gift of a $1,000 gift certificate.
4.Mr. Bomhard joined the Board as a NED, effective October 1, 2025.

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Proposal 2:
Advisory Resolution to Approve Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in these proxy materials a separate resolution to approve, in a non-binding advisory vote of shareholders, the compensation of our NEOs as disclosed below. We conduct this vote annually, the frequency preferred by our shareholders. We expect to hold our next non-binding, advisory vote related to the frequency of our "say-on-pay" proposals in 2031.
The text of the resolution in respect of Proposal 2 is as follows:
‘‘That, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby approved.’’
In considering your vote, you may wish to review with care the information on our compensation policies and decisions regarding the NEOs presented in the Compensation Discussion and Analysis section of this Proxy Statement below. As an advisory vote, the outcome of the vote on Proposal 2 will not be binding on the Company. However, our Compensation and Human Resources Committee values the opinions and views of shareholders and will consider the outcome of the vote when making future compensation decisions regarding our compensation structures for our NEOs.
VOTE

The Board recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our NEOs.
Approval of Proposal 2, on an advisory basis, requires that a simple majority of votes cast in person or by proxy at the AGM must be cast “FOR” the resolution. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal.
Our compensation program includes elements that are intended to ensure strong alignment between the interests of our NEOs and our shareholders:
✓Maintains an appropriate balance between fixed and variable compensation with a greater emphasis on variable compensation linked to the delivery of the Company strategy
✓Annual incentive compensation linked to corporate, financial, and Responsible Gambling performance and, where appropriate, business specific performance
✓An appropriate link between compensation payouts and the creation of shareholder value through long-term equity awards
✓Maintain governance best practice features such as operation of stock ownership guidelines and clawback and malus mechanisms
✓Annual benchmarking analysis to help us understand the compensation practices of our competitors and ensure the attractiveness of our program
The compensation program for our NEOs and our employees overall also aims to be market-competitive versus our peers, in both quantum and structure to ensure that we are able to attract and retain executives and other professionals that contribute to the long-term success of the Company.

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Proposal 3(a):
Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections
Proposal 3(a) sets out the proposed amendment to the Company’s Articles to provide for a plurality voting standard in the context of a contested Director election. A “contested Director election” would arise where the number of Directors nominated for election by the Board and/or shareholders of the Company exceeds the maximum number of Directors permitted by the Company’s Articles (or, if Proposal 3(b) is approved, the total number of Directors set by the Board).
The Company currently has a majority voting standard for both uncontested and contested Director elections, so that every Director must be elected by a majority of the shareholders of the Company present at the meeting in person or by proxy. Under a plurality voting standard, in the event of a contested Director election, the Directors nominated for election by the Board and/or by shareholders of the Company receiving the highest number of votes cast would be elected as Directors, regardless of whether the Director nominees receive a majority of votes cast by the shareholders. In this manner, a plurality voting standard avoids the risk of a failed Director election (i.e. where not all Director nominees, or the minimum number of Director nominees required by Irish company law and/or the Company’s Articles do not, receive a majority vote in a contested election). As part of the Board’s ongoing review of corporate governance developments and industry best practices, following the transition of our primary listing to the NYSE in 2024, the Board concluded the proposed amendment better aligns the Company’s governance provisions with those of other U.S. public companies. A plurality voting standard in contested Director elections is common among U.S. companies.
VOTE

The Board recommends that the shareholders vote “FOR” the proposal to provide for a plurality voting standard in the event of contested Director elections.
In the event of a contested Director election, the Board believes that a plurality voting standard, where only the Directors nominated for election by the Board and/or by the shareholders of the Company with the highest levels of shareholder support are elected, is more appropriate for a number of reasons. Proposal 3(a) and Proposal 3(b) are conditioned upon each other because applying the plurality voting standard in a contested Director election would not achieve its desired result unless the maximum number of Directors is set by the Board. For example, currently in a contested Director election, every nominee receiving a simple majority of votes cast could be added to the Board even if a nominee received significantly lower votes than the other nominees, and the Board would have to consider either removing certain of the elected Director(s) to satisfy the maximum number permitted by the Company’s Articles or proposing a resolution to amend the Company’s Articles to increase the maximum number of Directors. In contrast, under a plurality voting standard where the total number of Director seats is fixed by the Board, only those Director nominees who receive the highest number of votes for the available seats are elected in a contested Director election, meaning that the nominees who receive the lowest shareholder support will not be added to the Board even if they receive a majority of votes cast. For the foregoing reasons, the Board recommends that shareholders approve the amendment to the Company’s Articles to provide for a plurality voting standard in the case of a contested Director election. If adopted, this amendment would provide that where the number of Director nominees exceeds the number of Directors to be elected, only those Director nominees receiving the most votes for the available seats would be

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Proposal 3a	Table of Contents
elected. The Board believes it is in the best interests of our shareholders to adopt the plurality voting standard in the case of contested Director elections, while maintaining the Company's majority voting standard in the case of uncontested elections. Given the related nature of Proposal 3(a) and Proposal 3(b) discussed above, adoption of this proposal is subject to Proposal 3(b) being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass. The description of this proposed amendment is intended only as a summary and is qualified in its entirety by reference to the complete text of our proposed amendments, which is attached to this Proxy Statement as Annex B. The relevant changes related to this proposal are set out in Article 93 (Eligibility for appointment) of the proposed amendments. We encourage you to read Annex B in its entirety before casting your vote.
Vote Required
Approval of Proposal 3(a), which is a special resolution under Irish company law, requires that at least 75% of the votes cast on this resolution must be cast “FOR” the resolution. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal. Adoption of Proposal 3(a) is subject to Proposal 3(b) being approved by shareholders. Therefore, unless shareholders approve Proposal 3(b), Proposal 3(a) will fail, even where Proposal 3(a) has received the requisite vote to pass. The text of the resolution in respect of Proposal 3(a) is as follows:
“As a special resolution, that, subject to the approval of Proposal 3(b), Article 93 of the Articles of Association be and is hereby amended in the manner provided in Annex B of the Proxy Statement for the 2026 AGM.”

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Proposal 3(b):
Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size Within a Specified Range and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election
Proposal 3(b) sets out the proposed amendments to the Company’s Articles to grant the Board sole authority to determine its size within a specified range and to provide for the re-election of those Directors receiving the highest number of votes in favor of re-election in circumstances where the number of Directors would be otherwise reduced below the minimum number of Directors prescribed by the Company’s Articles.
Board Size
The Board is proposing to amend the Company’s Articles to provide that the size of the Board be set solely by resolution of the Board within the minimum (four) and maximum (15) number of Directors set forth in the Articles. The Company is proposing this amendment because the Board believes the proposed amendment more closely aligns the Company’s governance provisions with those of other U.S. public companies. In the U.S., it is common practice for the boards of directors of listed companies to have the sole authority to determine the board size. Under Irish company law, the Company is required to have a minimum of two Directors, and it is common practice with Irish incorporated companies to also set a maximum number of Directors. Article 79 currently sets the minimum number of Directors on the Board at four Directors and the maximum at 15. The Board believes that Proposal 3(b) is necessary in order to avoid a situation where the number of Directors that are elected exceeds the maximum number of Directors permitted by the Company’s Articles and in order for the plurality voting mechanism as described under Proposal 3(a) to function effectively.
VOTE

The Board recommends that shareholders vote “FOR” the proposal to grant the Board sole authority to (i) determine its size and to (ii) ensure re-election of at least the minimum number of Directors required.
Under the Company’s Articles as currently drafted, in circumstances where the number of Director nominees who receive a simple majority of votes cast exceeds the maximum number of Directors permitted by the Company’s Articles, then the Board would have to consider either removing certain of the elected Director(s) to satisfy the maximum number permitted by the Company’s Articles or proposing a resolution to amend the Company’s Articles to increase the maximum number of Directors. Such an amendment requires approval by 75% of the shareholders present in person or by proxy at a separate shareholder meeting, so there is no certainty that the Company would succeed in expanding the Board to allow all Directors elected by shareholders to join the Board in these circumstances. In addition, in order for plurality voting in a contested Director election to operate effectively and result in the election of nominees that receive the highest votes from shareholders, it is beneficial for the number of available seats on the Board to be determined by the Board.

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Proposal 3b	Table of Contents
Re-election of At Least Minimum Number of Directors Required
As mentioned above, under Irish company law, the Company is required to have a minimum of two Directors. The Company’s Article 79 sets the minimum number of Directors on the Board at four Directors. Currently, in the unlikely event that no Director nominee, or in any event less than four Director nominee(s), receives a majority of votes cast at a general meeting, then the Company would be in breach of its Articles and Irish company law. The Board is proposing to amend the Company’s Articles to prevent circumstances (including due to the failure of Directors to be re-elected) where the Board could fall below the minimum number of Directors required by Irish law or the Company’s Articles. Under the proposed amendment, in such circumstances, those Directors who receive the highest number of votes in favor of re-election would be deemed to be re-elected in order to maintain the required minimum number of Directors. Any Directors deemed to be re-elected would remain Directors only until replacement Directors have been appointed. For the foregoing reasons, the Board believes it is in the best interests of our shareholders to grant the Board sole authority to determine its size within the minimum and maximum size set forth in the Articles and to provide for the re-election of those Directors receiving the highest number of votes in favor of re-election in circumstances where the number of Directors is reduced below the minimum number of Directors prescribed by the Company’s Articles. Given the related nature of Proposal 3(a) and Proposal 3(b) discussed above, adoption of this Proposal 3(b) is subject to Proposal 3(a) being approved by shareholders, and as a result, both Proposals will fail if either Proposal does not pass. The description of these proposed amendments is intended only as a summary and is qualified in its entirety by reference to the complete text of our proposed amendments, which is attached to this Proxy Statement as Annex B. The relevant changes related to this proposal are set out in Article 79 (Number of Directors) of the proposed amendments. We encourage you to read Annex B in its entirety before casting your vote.
Vote Required
Approval of Proposal 3(b), which is a special resolution under Irish company law, requires that at least 75% of the votes cast on this resolution must be cast “FOR” the resolution. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal. Adoption of Proposal 3(b) is subject to Proposal 3(a) being approved by shareholders. Therefore, unless shareholders approve Proposal 3(a), Proposal 3(b) will fail, even where Proposal 3(b) has received the requisite vote to pass. The text of the resolution in respect of Proposal 3(b) is as follows:
“As a special resolution, that, subject to the approval of Proposal 3(a), Article 79 of the Articles of Association be and is hereby amended in the manner provided in Annex B of the Notice of Meeting and Proxy Statement for the 2026 AGM.”

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Proposal 3(c):
Approval of Certain Amendments to the Articles to Permit the Issuance of Preferred Shares with Rights and Preferences to be Determined by the Board from Time to Time
Proposal 3(c) sets out the proposed amendment to the Company’s Articles to permit the Board to issue preferred shares, with such rights and preferences as determined by the Board, commonly referred to as “blank-check” preferred shares.
The primary purpose of the proposed authorization of a new class of preferred shares is to provide Flutter with greater flexibility to take advantage of financing and acquisition opportunities as they arise in-line with what is customary for U.S. public companies, without the expense and delay of additional meetings of shareholders, as well as to improve our ability to attract investment capital as various series of preferred shares may be created and customized to meet the needs of a particular transaction and/or market conditions. The Board believes that having blank-check preferred shares will be attractive for investors and could be used as a means of raising capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and the Company. The Board would be able to establish the number of shares to be included in each series and issue the additional preferred shares with such designations, preferences and participating, optional, conversion or other special rights (if any) of such series, and the qualifications, limitation or restrictions (if any) thereof, as the Board may in the future determine by resolution. No vote of our shareholders would be required for the creation or issuance of a series of preferred shares.
VOTE

The Board recommends that shareholders vote “FOR” the proposal to amend the Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time.
The proposed amendment will not have any effect on the nominal value of Flutter shares. However, the creation of a series of preferred shares (assuming Proposal 3(c) is approved by shareholders) may affect the holders of ordinary shares. Flutter currently has one class of shares and all holders of ordinary shares have the same rights. As discussed above, the Board will have the power and discretion to specify the rights, preferences and restrictions of series of preferred shares. Such rights associated with the preferred shares may not be identical to the rights associated with our ordinary shares. If our Board issues preferred shares, existing shareholders of ordinary shares will not have any preferential rights to purchase newly authorized shares of preferred shares solely by the virtue of their ownership of ordinary shares. Holders of preferred shares may be entitled to receive, when, as and if declared by the Board, dividends on the rates and on the dates established by such series of preferred shares. Different series of preferred shares may be entitled to dividends at different dividend rates. The Board could authorize, pursuant to Proposal 3(c), the issuance of preferred shares with voting or conversion rights that are superior to the rights of holders of ordinary shares and the issuance of such preferred shares could dilute the voting power or rights of the holders of ordinary shares. The Board would be authorized to fix the following, among other terms, in relation to the preferred shares (which is not an exhaustive list);
•the title of and number of shares in each such series of preferred shares;

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Proposal 3c	Table of Contents
•the dividend rate and whether dividends will be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to accumulate;
•the dates on which dividends will be paid;
•any redemption and sinking fund provisions applicable to the preferred shares;
•the voting rights attaching to the preferred shares that may be inferior or superior to those held by holders of ordinary shares; and
•any additional dividend, liquidation, redemption, sinking fund, conversion rights and such other rights, preferences and limitations as may be permitted to be fixed by the Board.
While the ability of the Board to issue shares of blank-check preferred shares cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of blank-check preferred shares, it is likely that any series of preferred shares so designated will have one or more material features that are superior to our ordinary shares. There are not currently any agreements of the Company pursuant to which the Board would authorize and issue preferred shares and there are not currently any plans, discussions or negotiations to do so.
Such shares of preferred shares could also be granted super-voting rights that could inhibit the ability of a person who may seek to obtain control of the Company. In certain circumstances, the issuance of preferred shares without further action by shareholders may discourage bids for our ordinary shares at a premium over the prevailing market price and may adversely affect the market price of our ordinary shares. As a result, the issuance of preferred shares could render more difficult and less likely a hostile takeover of the Company by a third-party.
The Flutter Board will not use its power to issue preferred shares for any defensive or anti-takeover purpose or for the purpose of implementing any shareholder rights plan without the approval of shareholders. The amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. This amendment to the Articles has been prompted by business and financial considerations, including to better align our corporate governance with the expectations of a U.S.-listed company, while allowing us to maintain strong corporate governance, a stable corporate structure, capital flexibility, and is not being proposed in response to any effort to obtain control of Flutter.
Furthermore, under the Irish Takeover Panel Act 1997, Takeover Rules 2022, the Board is not permitted (without shareholder approval) to take any action which might frustrate an offer for Shares once it has received an approach which may lead to an offer, or if the Board believes an offer is imminent. Accordingly, the Board would not be permitted to issue preferred shares in response to, or in anticipation of, any such offer.
The description of this proposed amendment is intended only as a summary and is qualified in its entirety by reference to the complete text of our proposed amendments, which is attached to this Proxy Statement as Annex B. The relevant changes related to this proposal are set out in Article 3A (Rights attaching to preferred shares) of the proposed amendments. We encourage you to read Annex B in its entirety before casting your vote.
Vote Required
Approval of Proposal 3(c), which is a special resolution under Irish company law, requires that at least 75% of the votes cast on this resolution must be cast “FOR” the resolution. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal. The text of the resolution in respect of Proposal 3(c) is as follows:
“As a special resolution, that Article 3A of the Articles of Association be and is hereby amended in the manner provided in Annex B of the Proxy Statement for the 2026 AGM.”

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Proposal 3(d):
Approval of Certain Administrative Amendments to the Articles to reflect Flutter’s U.S. Domestic Issuer Status for the Purpose of Exchange Act Reporting
The Board is proposing to amend the Company’s Articles to remove redundant provisions, correct cross-referencing and make minor administrative changes in connection with the Company’s status as a domestic issuer under the Exchange Act.
The Board believes that none of these proposed amendments will materially change the rights of shareholders. The table set forth below summarizes the proposed amendments to the Company’s Articles. We encourage you to read the summary below in its entirety before casting your vote.

Amendment	Reason for Amendment

Amendment to Article 59A and 93(a) to remove references to past status as a foreign private issuer.	As of January 1, 2025, Flutter qualified as a U.S. domestic issuer.

Updates to certain definitions for consistency and correction of any typographical cross-referencing.	To tidy-up, correct and keep consistent with the definitions and cross-referencing used throughout the Articles.
VOTE

The Board recommends that shareholders vote “FOR” the proposal to amend the Articles to reflect that Flutter no longer qualifies as a foreign private issuer and is now considered a domestic issuer for reporting purposes of the U.S. Exchange Act.
Vote Required
Approval of Proposal 3(d), which is a special resolution under Irish company law, requires that at least 75% of the votes cast on this resolution must be cast “FOR” the resolution. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal. The text of the resolution in respect of Proposal 3(d) is as follows:
“As a special resolution, that the Articles of Association be and are hereby amended to incorporate certain administrative amendments in the manner provided in Annex B of the Proxy Statement for the 2026 AGM.”

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Proposal 4(a):
Ratification of the Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor
Our Audit Committee has selected KPMG as our independent registered public accounting firm and auditors to perform the audit of our consolidated financial statements and our Irish statutory financial statements for 2026. Representatives of KPMG are expected to be present at our AGM, will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.
Under Proposal 4(a), the appointment of KPMG as our independent registered public accounting firm and auditors for the year ending December 31, 2026, is being submitted to our shareholders for ratification, on a non-binding basis, at the AGM.
The approval by shareholders of the appointment of KPMG is required neither by law nor by our Articles or otherwise. The Board is nevertheless submitting the appointment of KPMG to our shareholders to ascertain their views. If our shareholders do not ratify the appointment, the selection of another independent registered public accounting firm and auditor may be considered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm and auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
VOTE

The Board recommends that you vote “FOR” the Ratification of the Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor.
Vote Required
Approval of Proposal 4(a), which is an ordinary resolution under Irish company law, requires a simple majority of votes cast in person or by proxy at the AGM to be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.
The text of the resolution in respect of Proposal 4(a) is as follows:
“That by resolution, in a non-binding vote, the ratification of the appointment of KPMG as the independent registered public accounting firm and auditor of Flutter Entertainment plc for the year ending December 31, 2026, be and is hereby approved."

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Proposal 4(b):
Ratification of the Authority of the Board to Set Compensation of KPMG
Under Irish law, the Board requires an annual authority from shareholders in order to set the compensation of the Company’s auditors. Proposal 4(b) is being submitted in order to comply with this requirement.
Vote Required
Approval of Proposal 4(b), which is an ordinary resolution under Irish company law, requires a simple majority of votes cast in person or by proxy at the AGM to be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.
The text of the resolution in respect of Proposal 4(b) is as follows:
“That by resolution, the Board of Directors be and is hereby authorized to fix the compensation of KPMG for the year ending December 31, 2026.”
VOTE

The Board recommends that you vote “FOR” the Ratification of the Board's Authority to set the Compensation of KPMG.
Audit Fees
The following table sets forth aggregate fees billed to us by KPMG for 2025 and 2024 (in millions):

	Fiscal Year Ended December 31,
	2025 ($ in millions)	2024 ($ in millions)

Audit Fees (1)(2)	27.4	16.9
Audit-Related Fees (3)	0.8	0.5
Tax Fees	—	—
All Other Fees	—	—
Total	28.2	17.4
1.Includes the aggregate fees billed in each of the last two (2) fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements. The fees are for services that are normally provided in connection with statutory or regulatory filings such as the Company’s SEC filings.
2.The fiscal year 2025 audit fees include fees related to the audit of our internal controls over financial reporting. No such fees were incurred prior to 2025, as 2025 was the first year we were subject to Section 404(b) of the Sarbanes-Oxley Act of 2002.
3.Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” This includes agreed-upon procedures, reports, and other attestation services.

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Proposal 4b	Table of Contents
Pre-Approval Policies and Procedures
Our Audit Committee does not permit the engagement of our auditors for audit and non-audit services without pre-approval by the Audit Committee. The Audit Committee has in place a policy for the provision of Audit and Non-Audit Services which sets out the approach to the provision of audit and non-audit services by the statutory auditor and ensures that all relevant services are pre-approved by the Audit Committee, are regularly reported by management, and do not impair the independence of the external independent auditor. The engagement of KPMG for permitted non-audit accounting and tax services is limited to circumstances where these services are considered integral to the audit services that KPMG provides or where there is another compelling rationale for using KPMG. All audit and non-audit services for which KPMG was engaged during 2025 were pre-approved by the Audit Committee in compliance with applicable SEC requirements.

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Report of the Audit Committee
The duties and responsibilities of the Audit Committee are set forth in our Audit Committee Charter, which can be found on our website, www.flutter.com, under the ‘‘Investors/Shareholder Information/Board Committees’’ section.
The Audit Committee has:
•selected the independent registered public accounting firm to audit our books and records;
•reviewed and discussed our audited financial statements for 2025 with management and with KPMG, our independent registered public accounting firm and auditor, and has held, as appropriate, executive sessions with KPMG without the presence of management;
•discussed with our independent registered public accounting firm the matters required by the applicable standards of the Public Company Accounting Oversight Board (‘‘PCAOB’’) and the SEC; and
•received from KPMG the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews our quarterly and annual reports on Form 10-Q and Form 10-K, respectively, prior to filing with the SEC. In its oversight role, the Audit Committee relies on the work and assurances of:
•our management, which has the primary responsibility for establishing and maintaining adequate internal control over financial reporting and for preparing the financial statements, and other reports; and
•the independent registered public accounting firm, which is responsible for auditing our financial statements and expressing an opinion as to whether those audited financial statements fairly present, in all material respects, our financial position, results of operations, and cash flows in conformity with generally accepted accounting principles in the U.S.
Based on these reviews and discussions and the reports of the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in our Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Submitted by our Audit Committee:
Holly Keller Koeppel (Chair)
Nancy Cruickshank
Carolan Lennon
Christine M. McCarthy
The information in this report is not ‘‘soliciting material,’’ is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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Proposal 5:
Renewal of the Annual Authority of the Board to Issue Shares
Under Irish law, subject to certain exceptions, directors of an Irish public limited company must have authority from its shareholders to issue any equity securities, including Shares which are part of the Company’s authorized but unissued share capital. Our current authorization, approved by shareholders at our 2025 Annual General Meeting, will expire at the earlier to occur of the conclusion of our 2026 AGM or close of business on September 5, 2026. Proposal 5 seeks to renew the Board’s authority to issue equity securities up to an amount which represents approximately twenty percent (20%) of our issued share capital as of April 2, 2026, which is in line with equivalent authorities sought by most other Irish-incorporated, U.S.-listed companies. If this proposal is not passed, we will have limited ability to issue new Shares.
It is customary practice for Irish companies listed in the U.S. to seek shareholder authority to issue Shares up to an aggregate nominal value of twenty percent (20%) of the Company’s issued share capital and for such authority to be renewed each year. Therefore, in accordance with customary practice in Ireland and the rules and standards applicable to companies listed in the U.S., we are seeking approval to issue up to a maximum of twenty percent (20%) of our issued ordinary share capital for a period expiring on the earlier of our AGM in 2027 or August 28, 2027, unless otherwise renewed, varied or revoked. We expect to propose renewal of this authorization at subsequent Annual General Meetings.
VOTE

The Board recommends that you vote “FOR” the proposal to renew the annual authority of the Board to issue Shares.
Granting the Board such an authority is a routine matter for Irish-incorporated public limited companies and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue Shares, including, if applicable, for the purposes of funding acquisitions and raising capital and in connection with our equity compensation plans (where required). We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of Shares. Instead, approval of this Proposal will only grant the Board the authority to issue Shares that are already authorized under our Articles upon the terms below.
In addition, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue Shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.
The general authority, if approved by our shareholders, will become effective from the date of passing of the resolution.

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Table of Contents	Proposal 5
Vote Required
Approval of Proposal 5, which is an ordinary resolution under Irish company law, requires a simple majority of votes cast in person or by proxy at the AGM be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.
The text of the resolution in respect of Proposal 5 is as follows:
“That, with effect from the passing of this resolution, the directors be and are hereby generally and unconditionally authorized to exercise all powers of the Company to allot and issue relevant securities (within the meaning of Section 1021 of the Companies Act 2014) up to an aggregate nominal value of €3,139,207.65 ((34,880,085 shares) being equivalent to approximately twenty percent (20%) of the aggregate nominal value of the issued share capital of the Company as of the last practicable date prior to the issue of the notice of this meeting) and the authority conferred by this resolution shall expire on the earlier of the date of the Company’s Annual General Meeting in 2027 or August 28, 2027, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.

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Proposal 6:
Renewal of the Annual Authority of the Board to Issue Shares for Cash without first Offering Shares to Existing Shareholders
Under Irish law, unless otherwise authorized and subject to certain exceptions, when an Irish public limited company issues equity securities for cash to new shareholders it is required first to offer those equity securities on the same or more favorable terms to existing shareholders of the Company on a pro-rata basis (commonly referred to as the statutory pre-emption right).
Our current authorization, approved by shareholders at our 2025 Annual General Meeting, will expire at the earlier to occur of the conclusion of our 2026 AGM or close of business on September 5, 2026. Proposal 6 seeks to renew the disapplication of statutory pre-emption rights for up to approximately twenty percent (20%) of our issued share capital as of April 2, 2026, which is in line with equivalent authorities sought by most other Irish-incorporated, U.S.-listed companies.
It is customary practice for Irish-incorporated, U.S.-listed companies to seek shareholder authority to opt-out of the statutory pre-emption rights provision in the event of (1) the issuance of Shares for cash in connection with any rights issue; and (2) the issuance of Shares for cash, if the issuance is limited to up to twenty percent (20%) of a company’s issued ordinary share capital. In order to preserve the Board’s capacity to implement acquisitions and capital raising activities, we are seeking the full customary twenty percent (20%) authority. It is also customary practice for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking this authority for a period expiring on the earlier of our AGM in 2027 or August 28, 2027, unless otherwise varied, renewed or revoked. We expect to continue to propose renewal of this authorization on a regular basis at our Annual General Meetings in subsequent years.
VOTE

The Board recommends that you vote “FOR” the proposal to renew the annual authority of the Board to issue Shares for cash without first offering Shares to existing shareholders.
Granting the Board this authority is a routine matter for Irish-incorporated public limited companies and is consistent with Irish market practice. Similar to the authorization sought under Proposal 5, this authority is fundamental to our business and enables us to issue Shares under our equity compensation plans (where required) and, if applicable, will facilitate our ability to fund acquisitions or to refinance the funding of acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of Shares. Instead, approval of Proposal 6 will only grant the Board the authority to issue equity securities, including Shares, in the manner already permitted under our Articles upon the terms outlined below. Without this authorization, in each case where we issue Shares for cash, we would first have to offer those Shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business and undermine the operation of our compensation plans. Renewal of the directors’ existing authorization to opt out of the statutory pre-emption rights as described above is consistent with the NYSE rules and listing standards and with U.S. capital markets practice and governance standards for Irish-incorporated companies listed in the U.S.

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Table of Contents	Proposal 6
Furthermore, while this authorization is required as a matter of Irish law, it is not required for other non-Irish incorporated companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE listed companies.
The general authority, if approved by our shareholders, will become effective from the date of passing of the resolution.
Vote Required
Approval of Proposal 6, which is a special resolution under Irish company law, requires that at least seventy-five percent (75%) of the votes cast in person or by proxy at the AGM must be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.
The text of the resolution in respect of this proposal is as follows:
“That, with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (within the meaning of Section 1023 of the Companies Act 2014) for cash, pursuant to the authority conferred by Proposal 5 of the notice of this meeting as if sub-section (1) of section 1022 of the Companies Act 2014 did not apply to any such allotment, provided that this authority may only be used for the allotment of equity securities:
(a)up to an aggregate nominal value of €3,139,207.65 (34,880,085 shares) (being equivalent to approximately twenty percent (20%) of the aggregate nominal value of the issued share capital of the Company as of the last practicable date prior to the issue of the notice of this meeting); and/or
(b)by way of a rights issue or other pre-emptive issue to the holders of ordinary shares in accordance with Article 8(d)(i) of the Articles of Association of the Company on the basis that the reference to a rights issue in Article 8(d)(i) shall include rights issues and other pre-emptive issues.
This authority shall expire at the close of business on the earlier of the date of the Annual General Meeting in 2027 or August 28, 2027, unless previously renewed, varied or revoked save that the Company may, before such expiry, make an offer or agreement which would or might require equity securities to be allotted after such expiry date and the directors may allot equity securities in pursuance of such offer or agreement as if the authority conferred hereby had not expired.”

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Proposal 7:
Renewal of the Annual Authority of the Board to make Market Purchases of Shares
We have an ongoing commitment to returning cash to shareholders and managing the share capital of the Company. The Board believes that the Company should retain the ability to repurchase its own Shares so that this can be used in the best interests of shareholders generally.
Under Irish law, neither the Company nor any subsidiary of the Company may make market purchases or overseas market purchases of Shares without shareholder approval. Our current authorization, approved by shareholders at our 2025 Annual General Meeting, will expire at the earlier to occur of the conclusion of our 2026 AGM or close of business on September 5, 2026. Proposal 7 seeks to renew our existing authority for the Company, or any of its subsidiaries, to make market purchases and overseas market purchases of up to ten percent (10%) of the Company’s issued share capital as of April 2, 2026. If approved, the authority conferred by Proposal 7 would expire on the earlier of our AGM in 2027 or August 28, 2027, unless otherwise varied, renewed or revoked.
VOTE

The Board recommends that you vote “FOR” the proposal to renew the annual authority of the Board to make market purchases of Shares.
Any purchases of Shares made pursuant to this authorization would take place at price levels which the directors considered to be in the best interests of the shareholders generally, after taking into account the Company’s overall financial position.
In order for the Company or any of its subsidiaries to make overseas market purchases of Shares, such Shares must be purchased on a market recognized for the purposes of the Companies Act 2014. Each of the NYSE and the LSE, on which our Shares are currently listed, are specified as recognized stock exchanges for this purpose by Irish law.
The Company currently also has the flexibility to acquire its own Shares by way of redemption pursuant to Article 4 of our Articles. Whether or not Proposal 7 is passed, the Company will retain its ability to effect acquisitions of its own Shares as redemptions pursuant to its Articles, although subsidiaries of the Company will not be able to make market purchases or overseas market purchases of Shares unless Proposal 7 is adopted.
We intend to continue to seek shareholder authority to acquire our own Shares by way of market purchase or overseas market purchase to provide for additional flexibility and to enable subsidiaries of the Company to make market purchases of Shares. The general authority, if approved by our shareholders, will become effective from the date of passing of the resolution.
Vote Required
Approval of Proposal 7, which is an ordinary resolution under our Articles, requires a simple majority of votes cast in person or by proxy at the AGM be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.

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Table of Contents	Proposal 7
The text of the resolution in respect of Proposal 7 is as follows:
“That, the Company and/or any subsidiary (as defined by section 7 of the Companies Act 2014) of the Company be generally and unconditionally authorized to purchase ordinary shares of the Company on any securities market (within the meaning of Section 1072 of the Companies Act 2014) on such terms and conditions and in such manner as the directors or, as the case may be, the directors of such subsidiary, may from time to time determine but subject to the following conditions:
(a)the maximum aggregate number of ordinary shares authorized to be purchased by the Company and/or any subsidiary of the Company is 17,440,042 (representing approximately ten percent (10%) of the issued share capital of the Company (excluding treasury shares) as of the last practicable date prior to the issue of the notice of this meeting);
(b)the minimum price (excluding expenses) which may be paid for any ordinary share shall be an amount equal to the nominal value thereof;
(c)the maximum price (excluding expenses) which may be paid for any ordinary share shall be:
(i)for any ordinary share purchased on a trading venue in the United States of America, the higher of (A) an amount equal to one hundred five percent (105%) of the average closing price of the Company’s ordinary shares on the trading venue where the purchase is carried out for the five (5) trading days prior to the date of purchase; and (B) the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share as quoted or reported in the consolidated system at the time the purchase is effected;
(ii)for any ordinary share purchased on the London Stock Exchange, the higher of (A) an amount equal to one hundred five percent (105%) of the average closing prices of the Company’s ordinary shares on the London Stock Exchange Daily Official List (determined on the basis of the information published by the relevant authority in relation to dealings on the London Stock Exchange or its equivalent) for the five (5) trading days prior to the date of purchase; and (B) the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venue where the purchase is carried out; and
(iii)for any ordinary share purchased on any trading venue other than a trading venue in the United States of America or the London Stock Exchange, the higher of (A) an amount equal to one hundred five percent (105%) of the average closing prices of the Company’s ordinary shares on the trading venue on which the purchase occurs (determined on the basis of the information published by the relevant authority in relation to dealings on such trading venue or its equivalent) for the five (5) trading days prior to the date of purchase; and (B) the higher of the price of the last independent trade of an ordinary share and the highest current independent bid for an ordinary share on the trading venue where the purchase is carried out.
The authority hereby conferred by this resolution will be effective from the date of passing of this resolution and will expire at the earlier of the close of the AGM of the Company held in 2027 or the close of business on August 28, 2027, unless previously renewed, varied or revoked. The Company or any subsidiary may, before the expiry of this authority, make an offer or agreement to purchase shares under this authority which would or might be wholly executed after such expiry and may complete any such contract as if the authority conferred hereby had not expired.”

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Proposal 8:
Renewal of the Annual Authority of the Board to Determine the Price Range for the Re-issue of Treasury Shares Off Market
The Company’s ongoing Share Buyback Program and other share buyback activities may result in Shares being acquired and held by the Company as treasury shares. We may re-issue treasury shares that we acquire through our various share buyback activities (or otherwise), including in connection with our executive compensation programs.
Under Irish law, our shareholders must authorize the price range at which we may re-issue any Shares held in treasury (including by way of re-allotment off market). In Proposal 8, that price range is expressed as a minimum and maximum percentage of the prevailing market price (as defined below). Under Irish law, this authorization expires after eighteen (18) months unless renewed; accordingly, we expect to propose the renewal of this authorization at subsequent Annual General Meetings.
The authority being sought from shareholders provides that the minimum and maximum prices at which any Share held in treasury may be re-issued are ninety-five percent (95%) and one hundred twenty percent (120%), respectively, of the closing market price of the Shares on the relevant Stock Exchanges (as defined in the Articles) for the five (5) trading days prior to the date of re-issue, except as described below with respect to obligations under employee share schemes. Any re-issue of treasury shares will be at price levels that the Board considers in the best interests of the Company.
VOTE

The Board recommends that you vote “FOR” the proposal to renew the annual authority of the Board to determine the price range for the re-issue of treasury shares off market.
Vote Required
Approval of Proposal 8, which is a special resolution under Irish company law, requires that at least seventy-five percent (75%) of the votes cast must be cast “FOR” the resolution. Abstentions are not considered votes cast and will not impact the outcome of the vote on this Proposal.
The text of the resolution in respect of Proposal 8 is as follows:
“That, for the purposes of section 109 and/or section 1078 of the Companies Act 2014, the re-issue price range at which any treasury shares (as defined by the Companies Act 2014) for the time being held by the Company may be re-issued (including by way of re-issue off market) shall be as follows:
(i)the maximum price at which a treasury share may be re-issued shall be an amount equal to one hundred twenty percent (120%) of the “appropriate price”; and
(ii)the minimum price at which a treasury share may be re-issued off market shall be the nominal value of the share where such share is required to satisfy an obligation under an employees’ share scheme (as defined in the Companies Act 2014) operated by the Company or any of its subsidiaries (as defined by section 7 of the Companies Act 2014) or, in all other cases, an amount equal to ninety-five percent (95%) of the appropriate price.

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Table of Contents	Proposal 8
For the purposes of this resolution, the expression “appropriate price” shall mean, in the case of (i) above, the higher of the average closing prices per ordinary share of the Company on the Stock Exchanges (as defined in the Articles) (determined on the basis of the information published by the relevant authority in relation to dealings on such Stock Exchange or its equivalent) for the five (5) trading days prior to the date of re-issue and in the case of (ii) above, the lower of the average closing prices per ordinary share of the Company on the Stock Exchanges (as defined in the Articles) (determined on the basis of the information published by the relevant authority in relation to dealings on such Stock Exchange or its equivalent) for the five (5) trading days prior to the date of re-issue.
The authority hereby conferred by this resolution will be effective from the date of passing of this resolution and will expire at the earlier of the close of the AGM of the Company held in 2027 or the close of business on August 28, 2027, unless previously renewed or varied, in accordance with the provisions of section 109 and 1078 (as applicable) of the Companies Act 2014.”

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Executive Officers
Set forth below are biographical summaries of our Executive Officers as of April 2, 2026, other than Mr. Jackson, our CEO and Executive Director, whose biographical summary is set forth above in ‘‘Proposal 1 — Election and Re-Election of Directors.’’

Rob Coldrake Age: 47
Rob Coldrake was appointed as our Chief Financial Officer in May 2024. Prior to this, Rob was CFO of the International Division for four years, overseeing a portfolio of brands including Pokerstars, Adjarabet and Betfair International. He was also instrumental in delivering the global growth and acquisition strategy successfully overseeing the acquisitions and subsequent integrations of Junglee, Sisal and Maxbet. Prior to joining Flutter, Mr. Coldrake was Chief Financial Officer for the Markets and Airlines of TUI Group, a multinational leisure, travel, and tourism company, having previously held a number of senior finance positions including Finance Director of the UK&I and Nordic businesses in his 14 year tenure at TUI. Mr. Coldrake started his career at PricewaterhouseCoopers where he worked for seven years, primarily in audit, but also gaining some significant transaction experience. He is a qualified Chartered Accountant. Mr. Coldrake holds a bachelor's degree in print journalism from the University of Westminster.

Amy Howe Age: 54
Amy Howe has served as the chief executive officer of our United States division since July 2021, where she leads the FanDuel business in North America. Prior to her appointment as Chief Executive Officer, Ms. Howe was President of FanDuel from February 2021 to July 2021 with responsibility for leading the Company’s core commercial functions across its Sportsbook, Casino, Racing and Daily Fantasy businesses. Before that, she was at Live Nation Ticketmaster from 2015 to 2021, where her most recent role was President and Chief Operating Officer for Ticketmaster and, prior to that, a partner at McKinsey & Company. Ms. Howe holds a bachelor of science degree from Cornell University and earned a master’s degree in business administration from the Wharton School at the University of Pennsylvania.

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Table of Contents	Executive Officers

Dan Taylor Age: 46
Dan Taylor is the chief executive officer of our International Division, a role he has held since July 2020, and is responsible for all our 5 international regions (UKI, SEA, APAC, CEE and Brazil) including all international brands (Adjarabet, Betfair, BetNacional, Junglee, Maxbet, Paddy Power, PokerStars, Sisal, SkyBet, Snai, Sportsbet and tombola) which operate across more than 25 regulated markets. Prior to this, Mr. Taylor was the Chief Executive Officer of Paddy Power Betfair from 2018 to 2020 with similar responsibilities for Adjarabet, Betfair and Paddy Power online and retail businesses. Prior to these roles he was Managing Director, UK & Ireland and Managing Director Retail from 2015 to 2018. Before Flutter, Mr. Taylor was the Managing Director of Teletext Holidays, Director of Strategy and Commercial Development of DMG Media and an Associate Partner at OC&C Strategy Consultants. Dan is also a non-executive director at Dunelm plc. Mr. Taylor holds an MA in economics from Cambridge University.

Phil Bishop Age: 58
Phil Bishop is our chief operating officer, a role he has had since March 1, 2024. This follows his successful tenure as Flutter’s Chief People Officer from July 2022 to February 2024 where he was responsible for developing Flutter’s global people agenda. He started his career at BMW group where he held various HR and Engineering roles across a 14-year period, then moved on to hold senior management HR and business roles in HBOS plc, Barclays, Energis plc, Lloyds Banking Group and was a founder of the Ilkley Group. Mr. Bishop was Chair of the Board at Ravenscliffe High School for 4 years, and has also been Chair of the Finance and of the People Sub-Committees. Mr. Bishop holds a bachelor's and master's degree from Cambridge University.

Don H. Liu Age: 64
Don H. Liu was appointed as chief legal officer of Flutter effective April 21, 2025. Previously, Mr. Liu was the Executive Vice President, Chief Legal & Compliance Officer and Corporate Secretary of Target Corporation (“Target”), a large retail organization, from October 2023 until August 2024. Before that he served as the Executive Vice President, Chief Legal & Risk Officer and Corporate Secretary of Target from August 2016 to October 2023. Prior to joining Target, Mr. Liu served in diverse leadership roles working across multiple business sectors and functional areas at Xerox as Executive Vice President, General Counsel and Corporate Secretary; Toll Brothers as Senior Vice President, General Counsel and Chief Compliance Officer; IKON Office Solutions as Corporate Compliance Officer and Chair of IKON Diversity Council; and Aetna U.S. Healthcare as Deputy Chief Legal Officer. Prior to becoming in-house counsel, he served as an associate at two New York City law firms specializing in securities and mergers and acquisitions. In addition, Mr. Liu has served as a director of Invesco Mortgage Capital Inc. since 2022 and chair of the board since 2025. Mr. Liu received his B.A. degree from Haverford College and earned his J.D. from Columbia University School of Law.

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Executive Officers	Table of Contents
Senior Management Succession Planning
One of our Board’s most important responsibilities is to ensure that we have the appropriate management to execute the Company’s long-term strategy. To fulfill this responsibility, the Board, supported by the Nominating and Governance Committee, meets regularly to actively review and plan the succession of the CEO and other senior management positions.
In succession planning, the Board discusses:
• Succession process and timeline
• Organizational and operational needs
• Profile and candidate assessments, both internal and external, for the CEO and key members of senior management
• Leadership pipeline and development plans for the next generation of senior leadership
• Addressing current and future skill gaps
• Competitive challenges
• Contingency for emergency or unexpected situations
The C&HR Committee also regularly reviews succession planning and the Company’s management resources programs, overseeing a broad range of talent management topics.

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Compensation Discussion and Analysis
Introduction
The purpose of this Compensation Discussion and Analysis ("CD&A") section is to explain how the C&HR Committee exercises oversight and judgment in designing the guiding principles, policies, and practices of our executive compensation program to support long-term shareholder value.
Summary of Committee Actions and Highlights in 2025

Key Actions	Committee Rationale and Decisions

Reviewed compensation structure for all Executive Officers
•Harmonized the structure of Executive Officer compensation packages
•Increased long-term and at-risk components to align with U.S. market practices and reinforce pay-for-performance alignment
•Granted Performance Share Units ("PSUs") based on a balanced mix of absolute and relative measures, including top-line growth, profit, and relative Total Shareholder Return ("TSR")

Appointed Don Liu as Group Chief Legal Officer ("CLO")
•Approved new-hire compensation package for Mr. Liu's appointment as Group CLO and member of the Executive Committee
•A description of the Group CLO compensation arrangement approved for Mr. Liu can be found on page 73

Considered and adjusted for impact of Indian Gambling Ban on 2025 annual incentive outcomes
•Reviewed the financial and operational implications of India's August 2025 real-money gaming ban on business performance and across our incentive plans
•Applied pre-established principles to evaluate alternative approaches to ensure fair and consistent treatment across business units and participants
•To ensure incentive outcomes fairly reflected true underlying business performance without the effect of the regulatory change, approved the exclusion of Junglee's performance from both targets and results

Sunsetted International Incentive Plan ("IIP") following business simplification
•Approved the sunsetting of the IIP in connection with the consolidation of the International Division effective January 1, 2025
•Determined performance through December 31, 2024, consistent with the IIP's enterprise value growth condition
•Additional details are provided in the IIP section on page 71

Launched refreshed all employee global share plan offering
•Implemented our new all-employee share plans - Employee Share Purchase Plan and Sharesave Scheme - following shareholder approval at our 2025 AGM
•Launched the refreshed global share plans in December 2025 to employees across 27 locations

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Compensation Discussion and Analysis	Table of Contents
2025 Named Executive Officers
Our NEOs consist of our Principal Executive Officer, Principal Financial Officer, and the three other most highly compensated Executive Officers. The NEOs for fiscal 2025 were:

Name	Position

Peter Jackson	Group Chief Executive Officer and Executive Director
Rob Coldrake	Group Chief Financial Officer
Don Liu(1)	Group Chief Legal Officer
Amy Howe	Chief Executive Officer – FanDuel
Dan Taylor	Chief Executive Officer – Flutter International
1.Don Liu was appointed as Group CLO, effective April 21, 2025. A description of the Group CLO compensation arrangement approved for Mr. Liu can be found on page 73.
Executive Transitions in 2025
The Board is focused on maintaining effective leadership to drive Flutter's continued growth and transformation. The Nominating and Governance Committee advises on succession planning for the Board and the Executive Committee, taking into consideration leadership capabilities and candidate potential.
Chief Legal Officer
Don Liu was appointed Group Chief Legal Officer effective April 21, 2025. Mr. Liu joined from Target Corporation where he served as the Executive Vice President, Chief Legal & Compliance Officer and Corporate Secretary. Mr. Liu's expertise and understanding of the U.S. legal and regulatory landscape will be invaluable as the Company continues to consolidate its presence in the U.S. market following the transition of its primary listing in 2024.
A description of the compensation arrangement approved for Mr. Liu can be found on page 73.
Executive Summary
Business Highlights

FULL YEAR 2025 FINANCIAL HIGHLIGHTS	$16.4 Billion Revenue, an increase of 17% YoY	$(407) Million Net loss	$2,845 Million(1) Adjusted EBITDA

	15.9 Million Average monthly players, an increase of 14% YoY	$(1.75) Earnings (loss) per share (diluted)	$7.94(1) Adjusted earnings per share

	$1,184 Million Net cash provided by operating activities	$407 Million(1) Free Cash Flow

1.See Annex A for a reconciliation of this non-GAAP measure to its most directly comparable GAAP measure.

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Table of Contents	Compensation Discussion and Analysis
Shareholder Outreach
The Board recognizes the importance of maintaining clear and open communication with shareholders about our executive compensation program and other key shareholder focus areas. We engage periodically with shareholders to discuss various matters, including executive compensation and governance. These perspectives have helped inform our decision-making process and updates to our executive compensation program in recent years. We will continue to consider the perspectives of our shareholders as our governance and compensation programs evolve.
Say-on-Pay
The 2025 AGM was our first for Say-on-Pay vote under U.S. securities laws, and included alignment of our CEO compensation program to U.S. market standards. Our inaugural Say-on-Pay proposal passed with more than 98% support. The C&HR Committee views the strong level of shareholder support as validation of the overall design and execution of the program.
The C&HR Committee will continue to consider the outcome of the Say-on-Pay vote when making compensation decisions regarding our NEOs.
Compensation Guiding Principles
Our executive compensation program is designed to drive the long-term success of the Company and to promote creation of shareholder value by attracting, retaining, and incentivizing a high-caliber executive team. A significant majority of compensation is performance-based and tied to financial, operational, and shareholder-return outcomes measured over multiple time horizons. The C&HR Committee aims to ensure transparency, simplicity, and clarity when designing the executive compensation program, focusing on the following:

Pay-for-Performance	Shareholder Alignment	Competitive Compensation	Balance of Fixed and Variable Pay

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Compensation Discussion and Analysis	Table of Contents
Our Compensation Governance Practices
Our executive compensation program includes the following practices which we believe demonstrate our commitment to strong corporate governance:

What We Do

•Align pay outcomes to performance and long-term shareholder value creation

•Balance rewards with a mix of fixed and variable pay with a significant portion of compensation linked to performance and delivered over the long-term

•Ongoing outreach and engagement with our shareholders on executive compensation matters

•Maintain robust clawback provisions in the event of a restatement or detrimental conduct that covers all cash and performance and time-based equity awards

•Include Responsible Gambling as an important element within our annual incentive

•Maintain and utilize a relevant peer group and market data as reference for compensation matters

•Regular reviews of our compensation program to ensure alignment with market best practice

•Maintain robust NEO stock ownership guidelines

•Conduct periodic pay risk assessments

•The C&HR Committee engages its own independent compensation consultant

What We Don't Do

•No hedging, pledging or short sales of Flutter shares

•No evergreen provisions in long-term incentive plans

•No guaranteed or uncapped bonuses or incentive awards, except as provided in a legacy agreement with respect to a one-time promotional long-term incentive award

•No tax gross-ups on change-in-control scenarios

•No “single-trigger” provisions in a change-in-control scenario

•No payments of dividend equivalents on equity awards until vesting of awards

•No defined benefit pension plans or inclusion of incentives in pensions

•No excessive benefits or perquisites provided to NEOs

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Table of Contents	Compensation Discussion and Analysis
Overview of Our Executive Compensation Program
Our executive compensation program has three primary elements: base salary, annual incentives, and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy and are calibrated to balance competitiveness, performance accountability, and long-term shareholder alignment. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term incentives drive our NEOs to focus on long-term sustainable shareholder value creation.
Elements of Compensation

Element	Purpose	Delivery

Base Salary
Customary fixed cash salary element designed to attract and retain executives.
Reviewed annually by the C&HR Committee, taking into account changes in experience, nature and responsibilities of the position, competitive considerations, market data and the recommendation of the CEO (except for the CEO himself).
Paid fully in cash (fixed)
Annual Incentive Compensation	Incentivize and reward NEOs for achievement on pre-defined annual financial, operational, and strategic performance objectives that contribute to shareholder value creation.
	Includes Responsible Gambling targets to promote safer gambling and reflect our strategic focus on this key aspect for both Flutter and the industry.	Paid fully in cash (variable)
Long-Term Equity Based Incentives
Incentivizes our NEOs to execute the Group’s long-term strategy while ensuring alignment with shareholder interests, directly reward long-term gains in shareholder value and underlying financial performance and supporting the Company’s long-term talent retention objectives.
Delivered as performance and time-based equity (variable)
Changes to NEO Compensation Structure
In 2024, following the move of the Company's primary listing to the NYSE, the C&HR Committee focused extensively on designing a U.S. market aligned executive compensation program that prioritizes performance-based elements, reflects shareholders’ experience, and incorporates shareholder feedback from investor engagements. In 2024, this structure was initially fully implemented only for the CEO.
In 2025, the C&HR Committee determined it was important to harmonize the compensation structure for all of our NEOs to ensure a greater degree of alignment with the goals of our most senior executives as they execute our long-term strategy. Differences in package levels reflect a number of factors, including both the market where the individual is based and the markets that their responsibilities cover.
The C&HR Committee, advised by its independent compensation consultant, conducted a comprehensive exercise in determining NEO package levels taking into account external market information and market practices as appropriate.
Based on the factors above, the C&HR Committee aligned all NEO compensation from and including fiscal 2025 to consist of base salary, annual cash incentive, and long-term equity based incentives consisting of PSUs and Restricted Share Units ("RSUs"). PSUs are subject to three-year cliff vesting tied to profit, growth, and relative TSR. RSUs vest ratably for three years.

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Compensation Discussion and Analysis	Table of Contents
NEO Pay Mix
When making decisions on executive compensation, the C&HR Committee considers the impact on pay mix based on the following criteria:
(a)Short and long-term pay;
(b)Fixed and variable pay; and
(c)Cash and equity pay.
We believe at-risk incentive compensation should constitute a significant majority of an executive officer’s compensation. The charts below reflect the 2025 target total direct compensation mix for our CEO and average for other NEOs, of which a substantial majority, 92% and 86%, respectively, is at-risk.
Stakeholders in Compensation Determination Process
Role of the C&HR Committee
Setting and maintaining an appropriate executive compensation program is a key responsibility of the C&HR Committee. The C&HR Committee is comprised of five independent directors who, in collaboration with the C&HR Committee's independent consultant, review the effectiveness of the Company's executive compensation program and approve the compensation of our Executive Officers each year. In addition, the C&HR Committee has responsibility for administration of the Company’s equity compensation plans. The C&HR Committee also delegates its authority on specific pre-approved issues to certain Executive Officers or employees or any of its individual members, except to the extent prohibited by SEC and NYSE rules or otherwise by law. The duties and responsibilities of the C&HR Committee are set forth in our C&HR Committee Charter, which can be found on our website, www.flutter.com, under the ‘‘Investors/Shareholder Information/Board Committees’’ section.
Role of Management
The role of management is to provide input on Company performance when required, especially in the context of the setting of performance conditions and goals, though the C&HR Committee always maintains its independence and exercises its own judgment on the appropriateness of any proposals. The CEO also provides input on the performance of employees and other Executive Officers. This is taken into account in determining the appropriateness of the other Executive Officers compensation from year to year.

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Table of Contents	Compensation Discussion and Analysis
The CEO and other members of management, if invited to Committee meetings, are not present on votes or deliberations on matters related to their own compensation.
Role of Independent Compensation Consultants
The C&HR Committee retains the services of its own independent compensation consultant and annually reviews the consultant's performance and independence in accordance with SEC and NYSE rules. During 2025, the C&HR Committee continued to engage Pearl Meyer as its independent compensation consultant to provide expertise on a wider range of executive pay topics, including review of compensation peer group; annual competitive market assessment; review, design, and recommendation of annual incentive and long-term incentive plans; updates on trends and developments in executive compensation; and other ad hoc requests related to executive compensation market practices.
The C&HR Committee reviews and takes into account the other services Pearl Meyer provided to the Company when engaging their services as independent compensation consultant. During the year, outside of the advice provided to the C&HR Committee, Pearl Meyer provided the Group with advice on non-executive compensation matters. The related fees to Pearl Meyer for these services were less than $120,000.
The C&HR Committee is satisfied that the services provided by Pearl Meyer did not raise any conflicts of interest and that their advice to the C&HR Committee was independent.
Role of the Peer Group
The C&HR Committee assesses the market competitiveness of the compensation for our Group level U.S.-focused roles against the following peer group. The peer group provides a benchmark for not only the base salary and total package quantum levels but also the program structure and features. The peer group is intended to reflect companies of similar size, scope of operations, complexity and international footprint as Flutter. The C&HR Committee used the following publicly available criteria when determining the peer group for purposes of setting compensation levels for our NEOs:
•Size: Companies with similar revenue and market capitalization (between 0.3x and 3x our revenue and market capitalization)
•Industry: Companies focused on casinos and gaming, interactive home entertainment/media services, as well as online and/or mobile technology
•Operations: Companies with similar workforce composition, business lines, and domestic and/or international operations
•Growth profile: Companies with similar growth and growth expectations (e.g., market-to-revenue ratios)
Based on these criteria, the peer group consists of the following 16 companies. This group used to determine fiscal 2025 compensation was unchanged from 2024.

Peer group for 2025 compensation

Activision Blizzard	DraftKings	Global Payments	MGM Resorts
Airbnb	eBay	International Game Technology	PayPal Holdings
Aristocrat Leisure	Electronic Arts	Las Vegas Sands	Shopify
DoorDash	Entain	MercadoLibre	Wynn Resorts

While the peer group is an essential input, it is only one of several factors in the C&HR Committee’s decision-making process. Peer group data is supplemented with relevant broad index and local market data, recognizing that not all executive officer data is available within the peer group. Given the unique nature of Flutter’s profile and the scarcity of directly comparable peers, this holistic approach ensures we design a program and set compensation levels that are market competitive, aligned with shareholder expectations, and support our overall pay for performance and leadership talent retention objectives.

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Compensation Discussion and Analysis	Table of Contents
The C&HR Committee will regularly evaluate whether the compensation opportunities for our NEOs are appropriate and competitive by reviewing comparable executive positions and the compensation paid to our Executive Officers in light of their relative functional responsibilities and experience. In line with typical market practice, the peer group is reviewed annually by the C&HR Committee to ensure that it continues to keep pace with Flutter’s growth and evolution, remains relevant for comparison in relation to Flutter’s size and scope, and to ensure NEO compensation decisions reflect latest market developments.
2025 Compensation Decisions and Outcomes
Base Salary
Base salary is the only fixed component of our NEOs' total cash compensation and is intended to provide market-competitive pay to attract and retain executives. The salaries for the NEOs at the end of fiscal 2025 and the changes during the year are outlined in the table below.

NEO	Fiscal 2025 Final Annual Base Salary	Changes during 2025

Peter Jackson	$1,435,175	March 1, 2025 – Increase from $1,390,000 to $1,435,175 (3.25% increase)
Rob Coldrake	$925,000	January 1, 2025 – Increase from £730,000 to $925,000 (1.1% increase based on FX rate on that date)
Don Liu	$800,000(1)	n/a
Amy Howe	$1,066,056	March 9, 2025 – Increase from $1,032,500 to $1,066,056 (3.25% increase)
Dan Taylor	$1,054,757(2)	n/a(3)
1.Mr. Liu was appointed on April 21, 2025. The salary shown represents his full year annual salary.
2.Denominated in GBP, translated using a fiscal 2025 one-year average exchange rate of GBP:USD 1:1.318. The FX rates disclosed are as reported by XE Corporation Inc and have been rounded for presentation purposes.
3.Mr. Taylor was not a NEO for fiscal 2024 or 2023.
Annual (Short-Term) Incentive Compensation
The NEOs are eligible for annual incentives, which are tailored for their scope of responsibilities while maintaining a meaningful element of alignment to reflect shared responsibilities to the Group. The C&HR Committee believes annual incentives are an important component of executive compensation and are highly effective in driving the achievement of short-term goals that underpin the achievement of our long-term strategy. For all NEOs, annual incentives are driven by the achievement of financial and Responsible Gambling performance goals. For NEOs who are CEOs of one of our divisions, the majority of their incentive is based on the achievement of divisional goals, with a meaningful element based on Group performance. Goal achievement is monitored throughout the year, with the final performance determined after the end of the fiscal year. Final outcomes for each Executive Officer's annual incentive are reviewed and approved by the C&HR Committee with payout generally being within three months of the end of the fiscal year.
Following the completion of the move to a U.S. primary listing in 2024, the target and max opportunities were adjusted for Mr. Jackson to align his annual incentive levels with typical U.S. market practice for CEOs, effective for the 2025 performance year. In making this adjustment, the C&HR Committee also considered the scope and complexity of the Group CEO role following the U.S. listing and reaffirmed its expectation that realized pay outcomes will continue to be driven by the achievement of demanding performance measures. For all other NEOs, no change to award opportunity levels were made in 2025 from prior 2024 levels.

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Table of Contents	Compensation Discussion and Analysis
2025 Annual Incentive Results
The target and maximum opportunities for each NEO are determined at the commencement of their appointment to their respective roles and are reviewed annually by the C&HR Committee. For 2025, the target opportunities and performance measures for each NEO, as approved by the C&HR Committee, were as follows:

NEO	Group performance/Divisional performance split	Target Opportunity (% of salary)(3)	Performance Measures and Weightings

Peter Jackson	100% Group	200%	Group Adjusted Revenue – 40% Group EBITDAACS – 40% Responsible Gambling Measures – 20%(1)
Rob Coldrake	100% Group	100%
Don Liu	100% Group	100%
Amy Howe	80% Division, 20% Group	100%	FanDuel Adjusted Revenue – 30% FanDuel EBITDAACS – 30% FanDuel Responsible Gambling – 20% Flutter Edge – 20%(2)
Dan Taylor	80% Division, 20% Group	100%	Flutter International Adjusted Revenue – 30% Flutter International EBITDAACS – 30% Flutter International Responsible Gambling – 20% Flutter Edge – 20%(2)
1. 10% each from Divisional Responsible Gambling measure results.
2. 10% each from Group Revenue and Group EBITDAACS measure results, excluding their own respective Divisional measure results.
3.Mr. Jackson, Ms. Howe, and Mr. Taylor had the opportunity to earn from 0% to 200% of their target award. Mr. Coldrake and Mr. Liu had the opportunity to earn from 0% to 150% of their target award.
The Group and Divisional financial and Responsible Gambling performance targets and results that determined NEO award payouts are outlined below. For 2025, the C&HR Committee decided to use an EBITDAACS measure (as defined below) to replace the previous EBIT measure to capture an element of cashflow performance in the annual incentive. The revenue measure was retained. In line with market practice and as with previous years, the goals have been adjusted for exchange rate movements over the period ensuring that results are measured on a constant currency basis.
The C&HR Committee retains the ability to make adjustments, both positive and negative, to goals or results where there is a significant unforeseen impact on performance outcomes that are outside of management's control. The purpose of such adjustments is to ensure incentive outcomes reflect management performance and decisions within management control, rather than to offset overall performance results. When considering adjustments, the C&HR Committee evaluates both the materiality of the impact on the vesting outcomes and the resulting awards. Throughout the year, the C&HR Committee monitors performance against goals and, in line with its established adjustment principles, made appropriate adjustments to award calculations.
The C&HR Committee's adjustment principles include a provision allowing for adjustments for the impact of deviations in actual gross sportsbook margin from expected gross sportsbook margin based on actual stake. This provision is intended to normalize award outcomes in periods of significant performance volatility, primarily associated with large sports betting events. Under this framework, award outcomes may be reduced in cases of favorable sports result and adjusted upward in cases of unfavorable sports result, where the impact exceeds defined thresholds and is assessed to have distorted underlying performance.
The tables below detail the annual incentive calculations. There is straight-line interpolation for results that fall in between threshold and target and target and maximum.

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Compensation Discussion and Analysis	Table of Contents
The C&HR Committee believes the 2025 annual incentive results appropriately balance rigor and fairness, reflecting both the Group's financial performance and the application of long-standing principles designed to measure management performance on a consistent and comparable basis. The C&HR Committee will continue to review the use, calibration, and impact of adjustments to ensure that incentive outcomes remain aligned with shareholder interests.
During the year, in response to the ban of real money gaming in India, the C&HR Committee determined that Junglee’s contribution to both performance targets and results should be removed for the purpose of calculating annual incentive.
Group Result – Peter Jackson

			Performance Levels			Adjusted Performance Achievement(4)

Measure		Weighting	Threshold	Target	Maximum	Results	% of target

Group Adjusted Revenue(1)		40%	$16,354m	$17,398m	$18,442m	$16,426m	21.37%
Group EBITDAACS(2)		40%	$1,950m	$2,294m	$2,638m	$2,045m	25.51%
Responsible Gambling(3)	FanDuel	10%	32.5%	36.0%	39.5%	39.6%	20.00%
	Flutter International	10%	54.4%	56.0%	57.5%	58.9%	20.00%
Total including adjustments		100%					86.88%
1.Group Adjusted Revenue is defined as Group revenue excluding revenue from Junglee.
2.Group EBITDAACS is defined as net income (loss) excluding the results of Junglee; income taxes; other (expense) income net; interest expense net; depreciation and amortization; legal settlements and gaming taxes disputes; impairment of property and equipment, intangible assets, right-of-use assets and goodwill; share-based compensation charge; less additions for property and equipment, intangible assets and capitalized software.
3.Responsible Gambling measured as the percentage of average monthly players using responsible gambling tools.
4.Consistent with established adjustment principles, the C&HR Committee applied further adjustments to better align incentive outcomes with management performance and decisions within management control. Total adjustments for Group were 46.88% of target, which raised Group Adjusted Revenue and Group EBITDAACS results from below threshold to above threshold, resulting in payout between threshold and target. Adjustments applied include adjustments for the impact of adverse sports results exceeding defined thresholds; Illinois transaction fee revenue; impact of gaming tax increases in the US; Boyd market access payments including estimated savings in market access fees; prediction markets investments and an estimated adjustment for timing of acquisition of NSX. No single adjustment was determinative, and the C&HR Committee evaluated the combined impact of all adjustments in assessing overall performance. Responsible Gambling performance was not subject to adjustment.
Group Result – Rob Coldrake, Don Liu

			Performance Levels			Adjusted Performance Achievement(4)

Measure		Weighting	Threshold	Target	Maximum	Results	% of target

Group Adjusted Revenue(1)		40%	$16,354m	$17,398m	$18,442m	$16,426m	21.37%
Group EBITDAACS(2)		40%	$1,950m	$2,294m	$2,638m	$2,045m	25.51%
Responsible Gambling(3)	FanDuel	10%	32.5%	36.0%	39.5%	39.6%	15.00%
	Flutter International	10%	54.4%	56.0%	57.5%	58.9%	15.00%
Total including adjustments		100%					76.88%
1.Group Adjusted Revenue is defined as Group revenue excluding revenue from Junglee.
2.Group EBITDAACS is defined as net income (loss) excluding the results of Junglee; income taxes; other (expense) income net; interest expense net; depreciation and amortization; legal settlements and gaming taxes disputes; impairment of property and equipment, intangible assets, right-of-use assets and goodwill; share-based compensation charge; less additions for property and equipment, intangible assets and capitalized software.

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3.Responsible Gambling measured as the percentage of average monthly players using responsible gambling tools.
4.Consistent with established adjustment principles, the C&HR Committee applied further adjustments to better align incentive outcomes with management performance and decisions within management control. Total adjustments for Group were 46.88% of target, which raised Group Adjusted Revenue and Group EBITDAACS results from below threshold to above threshold, resulting in payout between threshold and target. Adjustments applied include adjustments for the impact of adverse sports results exceeding defined thresholds; Illinois transaction fee revenue; impact of gaming tax increases in the US; Boyd market access payments including estimated savings in market access fees; prediction markets investments and an estimated adjustment for timing of acquisition of NSX. No single adjustment was determinative, and the C&HR Committee evaluated the combined impact of all adjustments in assessing overall performance. Responsible Gambling performance was not subject to adjustment.
FanDuel Result – Amy Howe

			Performance Levels			Adjusted Performance Achievement(7)

	Measure	Weighting	Threshold	Target	Maximum	Results	% of target

	FanDuel Revenue(1)	30%	$7,067m	$7,681m	$8,296m	$7,128m	16.48%
	FanDuel EBITDAACS(2)	30%	$828m	$1,103m	$1,379m	$946m	21.42%
	Responsible Gambling(3)	20%	32.5%	36.0%	39.5%	39.6%	40.00%
Flutter Edge	Revenue(4)	10%	$9,133m	$9,716m	$10,299m	$9,260m	6.08%
	EBITDAACS(5)	10%	$1,032m	$1,191m	$1,350m	$1,076m	6.41%
	Total including adjustments	100%					90.39%
	Total including Committee discretion(6)						76.88%
1.FanDuel Revenue is defined as U.S. segment revenue.
2.FanDuel EBITDAACS is defined as U.S. segment Adjusted EBITDA less transaction fees and associated costs; restructuring and integration costs; additions for property and equipment, intangible assets and capitalized software attributable to the U.S. segment.
3.Responsible Gambling measured as the percentage of FanDuel average monthly players using responsible gambling tools.
4.Flutter Edge Revenue for FanDuel is defined as Group Adjusted Revenue excluding FanDuel Revenue and the impact of adverse sports results exceeding defined thresholds.
5.Flutter Edge EBITDAACS for FanDuel is defined as Group EBITDAACS excluding FanDuel EBITDAACS and the impact of adverse sports results exceeding defined thresholds.
6.The C&HR Committee exercised downward discretion to align final performance achievement with that of the non-CEO broader Group.
7.Consistent with established adjustment principles, the C&HR Committee applied further adjustments to better align incentive outcomes with management performance and decisions within management control. Total adjustments for FanDuel were 38.22% of target (prior to Committee downward discretion being applied), which raised FanDuel Revenue and FanDuel EBITDAACS results from below threshold to above threshold, resulting in payout between threshold and target. Adjustments applied include adjustments for the impact of adverse sports results exceeding defined thresholds; Illinois transaction fee revenue; impact of gaming tax increases in the US; Boyd market access payments including estimated savings in market access fees and prediction markets investments No single adjustment was determinative, and the C&HR Committee evaluated the combined impact of all adjustments in assessing overall performance. Responsible Gambling performance was not subject to adjustment.

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Compensation Discussion and Analysis	Table of Contents
Flutter International Result – Dan Taylor

			Performance Levels			Adjusted Performance Achievement(6)

Measure		Weighting	Threshold	Target	Maximum	Results	% of target

Flutter International Adjusted Revenue(1)		30%	$9,133m	$9,716m	$10,299m	$9,260m	18.25%
Flutter International EBITDAACS(2)		30%	$1,432m	$1,591m	$1,750m	$1,529m	24.20%
Responsible Gambling(3)		20%	54.4%	56.0%	57.5%	58.9%	40.00%
Flutter Edge	Revenue(4)	10%	$7,067m	$7,681m	$8,296m	$7,128m	5.49%
	EBITDAACS(5)	10%	$427m	$703m	$979m	$493m	6.18%
Total including adjustments		100%					94.12%
1.Flutter International Adjusted Revenue is defined as International segment revenue excluding revenue from Junglee.
2.Flutter International EBITDAACS is defined as International segment Adjusted EBITDA excluding the results of Junglee; less transaction fees, and associated costs; restructuring and integration costs; additions for property and equipment, intangible assets and capitalized software attributable to the International segment.
3.Responsible Gambling measured as the percentage of Flutter International average monthly players using responsible gambling tools.
4.Flutter Edge Revenue for Flutter International is defined as Group Adjusted Revenue excluding Flutter International Adjusted Revenue and the impact of adverse sports results exceeding defined thresholds.
5.Flutter Edge EBITDAACS for Flutter International is defined as Group EBITDAACS excluding Flutter International EBITDAACS and the impact of adverse sports results exceeding defined thresholds.
6.Consistent with established adjustment principles, the C&HR Committee applied further adjustments to better align incentive outcomes with management performance and decisions within management control. Total adjustments for Flutter International were 14.17% of target. Adjustments applied include adjustments for the impact of adverse sports results exceeding defined thresholds; an estimated adjustment for timing of acquisition of NSX, restructuring costs attributable to UKI retail shop closures and certain Group costs allocated to the International segment. No single adjustment was determinative, and the C&HR Committee evaluated the combined impact of all adjustments in assessing overall performance. Responsible Gambling performance was not subject to adjustment.
The overall 2025 annual incentive results and payouts for each NEO is summarized below:

		2025 Annual Incentive(1)

NEO	2025 Target Incentive Payout ($)	Actual Result (% of target)	Actual Value ($)

Peter Jackson	2,855,745	86.88%	2,481,072
Rob Coldrake	925,000	76.88%	711,140
Don Liu(2)	558,904	76.88%	429,685
Amy Howe	1,059,898	76.88%	814,850
Dan Taylor	1,054,757	94.12%	992,737
1.Award payouts are calculated for each period in the local currency in which each NEO’s salary is paid. These are translated into USD at the fiscal one-year average exchange rate of GBP:USD 1:1.318. The FX rate disclosed is as reported by XE Corporation Inc and has been rounded for presentation purposes.
2.Mr. Liu's target incentive payout is pro-rated based on his start date of April 21, 2025.

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Long-Term Equity-Based Incentives
The C&HR Committee believes that equity-based long-term incentives should form a significant portion of a NEO’s package for a given year and that the majority of a NEO’s equity-based awards should be linked to specific performance conditions. The use of equity in our executive compensation program increases the alignment of management’s interest to that of our shareholders and incentivizes the execution of our long-term strategic goals.
2025 Equity Grants
As part of our long-term incentive program, NEOs are eligible to receive a mix of equity awards. The Consolidated LTIP was established prior to our NYSE listing, the final tranche of which covers the period 2026-2028. The table below outlines the various types of equity awards, including those granted in 2025 and those previously granted with performance periods beginning in 2025.

Award	Description

Performance Share Units (“PSU”)
Annual performance-based equity awards for all NEOs that are earned and vest after a three-year performance period based on the achievement of pre-determined goals.
Performance conditions attached to the 2025 award for Mr. Jackson and Mr. Coldrake are weighted: 33⅓% Group Adjusted Earnings Per Share ("EPS"), 33⅓% Group Net Revenue(1) and 33⅓% relative TSR vs. S&P 500 constituent companies.
Performance conditions attached to the 2025 award for Mr. Liu, Ms. Howe, and Mr. Taylor are weighted: 25% Group Adjusted EPS, 25% Group Net Revenue(1) and 50% relative TSR vs. S&P 500 constituent companies.
2025 PSUs were granted based on a target number of shares. The number of shares vesting could be between 50% (at threshold performance) to 200% (at maximum) of the target number of shares.

Restricted Share Units (“RSU”)	Annual time-based awards for all NEOs vesting annually in three equal tranches.
Consolidated LTIP Tranche 3
Tranche 3 of the Consolidated LTIP commenced in 2025. This award was made as a one-time grant of performance-based awards covering four award years (four tranches) for Mr. Jackson and Mr. Coldrake. The award was granted in 2023 to Mr. Jackson and in 2024 to Mr. Coldrake. Mr. Coldrake's award was made on his appointment to Group CFO, covering three award years (three tranches).
When granted, the whole of the Consolidated LTIP award carried a holding period (including on all vested awards) until April 28, 2029 (the sixth anniversary of grant for the original grant of the award to satisfy U.K. market governance requirements). An underpin also applies where the C&HR Committee must be satisfied that the formulaic outcome is appropriately reflective of the Company’s underlying performance and that it has been achieved with regard to the Company’s sustainability objectives.
The C&HR Committee reviewed the holding period applicable for all tranches of the Consolidated LTIP award in October 2025 and determined that it was no longer achieving its intended purpose given the changes to Mr. Jackson and Mr. Coldrake's overall compensation packages. Considering the robust stock ownership guidelines implemented upon the Company's move to a U.S. primary listing, the C&HR Committee agreed to waive the holding period for each tranche of the Consolidated LTIP award. Following vesting, the trading of any vested shares will always be subject to Mr. Jackson and Mr. Coldrake meeting their respective stock ownership guidelines.
The performance condition attached to Tranche 3 of the award is relative TSR vs. S&P 500 constituent companies.
Consolidated LTIP awards were granted based on a maximum number of shares. The number of shares vesting could be between 50% (at threshold performance) to 200% (at maximum) of the target number of shares.
The Consolidated LTIP is a legacy plan that will be phased out after 2026 and incorporated into other long-term incentive vehicles.

1.Group Net Revenue continues to be used as a performance metric for both annual incentives and PSUs because it is considered a key indicator of our ability to grow the business in a sustainable, value-enhancing manner. While the metric is used for both annual and long-term incentives, the nature of the performance goals, and the management decision-making to drive toward achievement of those goals, is different and complementary between the plans. For annual incentives, Group Net Revenue focuses on near-term performance and immediate execution. For PSUs, the metric drives longer-term decision-making related to market expansion and strategy realization.

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The table below outlines the long-term incentive award opportunity levels for each NEO for 2025.

	Award opportunity (% of salary)

NEO	PSUs	RSUs	Consolidated LTIP Tranche 3(1)

Peter Jackson	600%	200%	200%
Rob Coldrake	150%	125%	150%
Don Liu(2)	300%	125%	—
Amy Howe	600%	150%	—
Dan Taylor	250%	125%	—
1.The Consolidated LTIP Tranche 3 award was granted based on a maximum number of shares, however for consistency, opportunities shown above represent the target number of shares (50% of maximum). Award was granted based on 2023 salary for Mr. Jackson and 2024 salary for Mr. Coldrake.
2.In addition to his annual equity grant and not included in the award levels shown for Mr. Liu, pursuant to the terms of his offer letter and in connection with his appointment as Group Chief Legal Officer, Mr. Liu also received one-time sign-on equity awards as outlined under "New Joiner Awards".
Details of grants to each individual, including the number of shares granted at threshold, target and maximum, the share prices at grant, and fair values at grant are outlined in the “Grant of Plan-Based Awards” section on page 79.
All equity awards granted in 2025 carry the rights to dividend equivalents that accumulate from the grant date to the vesting date of the award. Dividend equivalents will only accumulate on the number of shares vesting and not on any shares forfeited as a result of performance conditions not being met.
2025 Equity Awards Mix

	2025 Equity Awards Mix at Target (as % of Total Equity Incentives)

NEO	Performance-based equity awards	Time-based equity awards

Peter Jackson	80%	20%
Rob Coldrake	71%	29%
Don Liu(1)	71%	29%
Amy Howe	80%	20%
Dan Taylor	67%	33%
1.Incentive mix for Mr. Liu does not include his one-time sign-on equity awards.
New Joiner Awards
The C&HR Committee carefully considered the structure and quantum of the new joiner awards granted to Mr. Liu to ensure alignment with shareholder interests and consistency with our broader executive compensation framework. In approving these awards, the C&HR Committee sought to replace equity forfeited upon Mr. Liu’s departure from his prior employer, support retention through multi-year vesting, and avoid the creation of ongoing or recurring compensation arrangements that would be inconsistent with the Company’s pay-for-performance philosophy. The C&HR Committee structured Mr. Liu’s new joiner awards as a one-time, non-recurring arrangement and these awards are subject to the Company’s standard governance provisions, including stock ownership guidelines and clawback policies, consistent with awards granted to other NEOs.
This included a grant of PSUs ("Sign-on PSUs") and a grant of RSUs ("Sign-on RSUs") pursuant to Mr. Liu's offer letter terms.

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The Sign-on PSUs follow the same performance framework and metrics as the Company's 2024 PSU awards with a performance period running from January 1, 2024 to December 31, 2026. These PSUs were granted based on a target number of shares and the number of shares vesting could be between 50% (at threshold performance) to 200% (at max) of the target number of shares. The Sign-on RSUs are a time-based award with 42.85% vesting on the one-year anniversary of the grant date, 28.57% vesting in 2027 following the announcement of fiscal 2026 results, and the remaining 28.58% vesting in 2028 following the announcement of fiscal 2027 results.
A description of the compensation arrangement approved for Mr. Liu can be found on page 73.
Performance-Based Equity Awards with Performance Periods ending in 2025
Consolidated LTIP Tranche 1 and 2023 LRSI Awards
Mr. Jackson held Consolidated LTIP Tranche 1 shares that were granted on April 28, 2023. The vesting of these shares was dependent on the achievement of a relative TSR performance condition vs. constituents of the FTSE 100 (excluding house builders, real estate investment trusts and natural resources companies). Following an assessment of the performance condition in early 2026, it was determined that Flutter's TSR performance was between the threshold and maximum. As such, 21.3% of the maximum number of shares granted will vest, subject to Mr. Jackson's continued employment, on April 28, 2026.
Mr. Coldrake and Mr. Taylor held 2023 Leadership Restricted Share Incentive ("LRSI") shares that were granted on March 7, 2023. These awards consisted of time (Core) and performance (Multiplier) based elements. The Multiplier element of the 2023 LRSI award was aligned with the performance condition of the Consolidated LTIP Tranche 1 award as outlined above and as such, additional shares equivalent to 16.3% of the Core award (32.6% of maximum) will be added to their original grant. The awards (both Core and Multiplier elements) will vest on October 1, 2026, subject to the continued employment of each Mr. Coldrake and Mr. Taylor for their respective awards.
International Incentive Plan
Mr. Taylor held International Incentive Plan shares that were granted on December 30, 2022. The vesting of these shares was dependent on the growth in the enterprise value of the International Division, which was established following the merger between Flutter and The Stars Group in 2020. The performance period end date upon which the enterprise value was to be measured was December 31, 2025.
Following the simplification of our organizational structure and the consolidation of the International Division effective January 1, 2025, the C&HR Committee approved the sunsetting of the plan and determined that performance would be assessed on an expected basis through December 31, 2024. The C&HR Committee retained discretion to adjust the assessed outcome to reflect any external factors with a material impact on enterprise value prior to vesting.
In August 2025, the ban on real-money gaming in India materially impacted the valuation of the Junglee business and, in turn, the enterprise value of the International Division used to determine the plan's results. Prior to this impact, the expected payout was 63% of maximum. In light of the regulatory change, the C&HR Committee exercised its discretion to adjust the final outcome to 56.7% of maximum. The award vested on March 2, 2026.
Governance and Management of Compensation Related Risks
Compensation Risk Assessment
The C&HR Committee, in conjunction with its external compensation consultant, Pearl Meyer, periodically conducts a review of the Company’s executive compensation program and practices to evaluate whether they are likely to incentivize participants to take risks that could have a material adverse effect on the Company. Following a comprehensive assessment, the C&HR Committee was satisfied that our policies and structures did not create these adverse effects on behaviors.

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Compensation Discussion and Analysis	Table of Contents
Oversight Policies

Policy	Operation

PDMR and Group Dealing Codes
The Company has adopted PDMR and Group Securities Dealing Codes that govern the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, consultants and contractors of the Company that are reasonably designed to promote compliance with U.K. market abuse and insider trading laws, rules and regulations, as well as NYSE and LSE listing standards.
Pursuant to these Codes, directors, officers and employees, consultants and contractors of the Company are prohibited from purchasing financial instruments (including variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities. In addition, these individuals may not deal in options, warrants, puts and calls or similar instruments on or over Company securities, sell such securities “short”, or engage in speculative trading (e.g., “day-trading”) intended to take advantage of short-term price fluctuations. Pledging of the Company’s securities is also prohibited.

Clawback Policy
We maintain a comprehensive clawback mechanism governed by provisions contained in both our equity plan (and related rules) and our NYSE-compliant Executive Incentive Compensation Clawback Policy. Together, these plans and policies cover a wide range of scenarios for the recovery of compensation, including those triggered by financial restatements as well as other improper executive actions. They also extend to a wide array of compensation including, but not limited to, all incentive and time-based awards. Clawback provisions have long been a feature of our equity-based incentive rules and the Executive Incentive Compensation Clawback Policy was adopted in January 2024.
These provisions are not only compliant with, but also more comprehensive than, the requirements of the Dodd-Frank Act, Rule 10D-1 of the Exchange Act and Section 303A.14 of the New York Stock Exchange Listed Company Manual.

Stock Ownership Guidelines
Chief Executive Officer – 600% of base salary
Other Executive Officers – 300% of base salary
Shares that count towards executive stock ownership guidelines include:
•Beneficially owned shares.
•Vested share awards (including those subject to a holding period), including awards in the form of unexercised nil-cost options counted on a net of tax basis. Nil-cost options are a type of employee stock option (more frequently used in the U.K.) where the exercise price is set at zero or a nominal amount. These fully vested (non-forfeitable, but subject to clawback) unexercised nil-cost options, which are similar to time-based RSUs in form, are counted toward ownership guidelines since executives can acquire shares without having to pay for them at the time of exercise. Each Executive Officer may trade these at will provided the Company is in an open trading window and the executive is in compliance with the stock ownership guidelines.
•Unvested share awards not subject to performance conditions on a net of tax basis.
Each Executive Officer has five years from their date of appointment to the executive role to build their holdings to meet the stated requirement. If the Executive has not achieved their target by the end of this time period, then their future share awards must be retained in full until compliance is achieved.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
We currently do not grant stock options, SARs, or similar option-like instruments to our NEOs under our discretionary equity plans.
If in the future we anticipate granting stock options, SARs, or similar option-like instruments under our discretionary equity plans we will establish a policy regarding how the Board determines when to grant such awards and how the Board or the C&HR Committee will take material nonpublic information into account when determining the timing and terms of such awards.

Other Compensation and Benefits
NEOs are eligible to receive Company paid benefits on the same basis as other employees (which may vary depending on country and Group). Such benefits typically include health and disability coverage and access to employee-assistance programs. NEOs may also participate in executive-level life insurance and limited employment-related tax and financial planning advice. NEOs are also entitled to certain limited perquisites, which are detailed in the Summary Compensation Table on page 77. The C&HR Committee continues to monitor the effectiveness of these benefits to ensure they continue to help attract and retain executives. We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for talent.

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Employment Agreements
The terms of employment for our Executive Officers are memorialized through agreements with one of the Group companies, as appropriate, for their role. Material terms of such agreements for each of the NEOs are outlined below.
Peter Jackson
Mr. Jackson’s employment agreement is dated May 8, 2023, and a supplemental side-letter with certain amendments to the terms of that agreement is dated August 19, 2024. These employment terms provide Mr. Jackson with a total salary of $1,390,000 per annum which is subject to review by the C&HR Committee from time to time. This total salary includes the value of the directorship fee Mr. Jackson is due in his capacity as a director of Flutter, currently set at $110,000, which is the same fee paid to non-employee directors. Mr. Jackson is entitled to receive cash in lieu of pension annually of 5% of his total base salary. Mr. Jackson is eligible to participate in an annual cash incentive and long-term equity incentive programs at the Company’s discretion. The award opportunity for each program is reviewed annually by the C&HR Committee. Mr. Jackson’s employment terms provide for an annual incentive target opportunity for fiscal 2025 of 200% of salary (2x target at maximum performance).
Mr. Jackson is subject to post-termination restrictions for 12 months following the termination of his employment with the Group, which generally includes a non-compete, non-solicitation of customers or suppliers and non-solicitation of employees.
There is no specific term in Mr. Jackson’s contract. Either Mr. Jackson or the Group must generally give 12 months’ written notice should they intend to terminate the agreement. On termination of his employment contract, prior to expiration of his 12-month notice period, Mr. Jackson is contractually entitled to total salary and pension contributions for the balance of his unworked notice period.
Rob Coldrake
Mr. Coldrake’s employment agreement is dated May 30, 2024, and a supplemental side-letter with certain amendments to the terms of that agreement is dated January 9, 2025. These employment terms provide Mr. Coldrake with a base salary of $925,000 per annum, subject to review by the C&HR Committee from time to time. Mr. Coldrake is entitled to receive pension contributions or cash in lieu of pension annually of 5% of his base salary. Mr. Coldrake is eligible to participate in an annual cash incentive and long-term equity incentive programs at the Company’s discretion. The award opportunity for each program is reviewed annually by the C&HR Committee. Mr. Coldrake’s employment terms provide for an annual incentive target opportunity for fiscal 2025 of 100% of salary (1.5x target at maximum performance). For fiscal 2025, Mr. Coldrake was entitled to grants of RSU awards equal to 125% of his base salary and PSU awards at the target level of performance equal to 150% of his base salary (2x target at maximum performance).
Mr. Coldrake is subject to post-termination restrictions for 12 months following the termination of his employment with the Group, which generally includes a non-compete, non-solicitation of customers or suppliers and non-solicitation of employees.
There is no specific term in Mr. Coldrake’s contract. Either Mr. Coldrake or the Group must generally give 12 months’ written notice should they intend to terminate the agreement. On termination of his employment contract, prior to expiration of his 12-month notice period, Mr. Coldrake is contractually entitled to total salary and pension contributions for the balance of his unworked notice period.
Don Liu
Mr. Liu’s employment agreement is dated March 27, 2025. The employment terms provide Mr. Liu with a base salary of $800,000 per annum, subject to review by the C&HR Committee from time to time. Mr. Liu is eligible to participate in an annual cash incentive and long-term equity incentive programs at the Company’s discretion with opportunities for each program being reviewed annually by the C&HR Committee. Mr. Liu’s employment terms provide for an annual incentive target opportunity for fiscal 2025 of 100% of salary (1.5x target at maximum performance), with the award being pro-rated to reflect the commencement of his employment during the performance year.
For fiscal 2025, Mr. Liu was entitled to grants of RSU awards equal to 125% of his base salary and PSU awards at the target level of performance equal to 300% of his base salary (2x target at maximum performance).

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Compensation Discussion and Analysis	Table of Contents
To compensate Mr. Liu for awards forfeited at his previous employer upon joining Flutter, he is entitled to a cash buy-out award of $214,037 of which $142,466 was payable in March 2026 and $71,571 is payable in March 2027. To induce Mr. Liu to accept the offer of employment at Flutter he is entitled to a cash sign-on award of $500,000 payable in two equal installments in December 2025 and December 2026; a sign-on RSU award with a grant date value of $1,750,000; and a sign-on PSU award with a grant date value of $1,750,000 at target (2x target at maximum performance). The vesting terms of the sign-on RSU award and sign-on PSU award are described above on page 70. The portion of Mr. Liu's cash sign-on award paid in 2025 is included in his 2025 compensation as reported in the 2025 Summary Compensation Table below.
Mr. Liu is subject to post-termination restrictions following the termination of his employment with the Group, which includes a non-compete period of 12 months, non-solicitation of customers or suppliers and non-solicitation of employees of 18 months.
Mr. Liu’s employment agreement does not have a set term. Either Mr. Liu or the Group may terminate the employment at any time. On involuntary termination of his employment contract without cause, Mr. Liu is contractually entitled to payment of his annual base salary, a pro-rated bonus at target based on the number of days employed during the performance year, and the value of COBRA continuation for 12 months.
Mr. Liu will also be eligible to retain some or all of his cash sign-on, cash buy-out, sign-on RSUs, and sign-on PSU awards depending on the timing and rationale for the termination of his employment. In the event of Mr. Liu's unilateral retirement in the first two years of his employment, any portion of his cash sign-on award not already paid will be forfeited, and any portion already paid will be required to be paid back to the Company. Mr. Liu will be entitled to retain any portion of his cash buy-out award already paid and will be entitled to on termination any portion not paid. In the event of Mr. Liu's retirement mutually agreed with the Company after the second anniversary and until the fifth anniversary of his employment, he will be entitled to retain a pro-rated portion of any equity awards that he holds provided that he does not commence employment in an executive role with another employer within 12 months of his retirement.
Amy Howe
Ms. Howe’s employment agreement is dated October 27, 2021, and a supplemental side-letter with certain amendments to the terms of that agreement is dated August 13, 2024. These employment terms provide Ms. Howe with a base salary of $1,032,500 per annum, subject to review by the C&HR Committee from time to time. Ms. Howe is eligible to participate in an annual cash incentive and long-term equity incentive programs at the Company’s discretion. The award opportunity for each program is reviewed annually by the C&HR Committee. For fiscal 2025, Ms. Howe was entitled to grants of RSU awards equal to 150% of her base salary.
Ms. Howe is subject to post-termination restrictions for 24 months following the termination of her employment with the Group, which generally includes a non-compete; a non-solicitation of employees; a non-solicitation of professional, semi-professional or collegiate sports leagues, teams or schools; and a prohibition on soliciting another entity to reduce or terminate their business with the group.
Ms. Howe’s employment agreement does not have a set term. Either Ms. Howe or the Group may terminate the employment at any time. On termination of her employment contract, Ms. Howe is not entitled to any severance payments.
Dan Taylor
Mr. Taylor’s employment agreement is dated July 14, 2020, and a supplemental side-letter with certain amendments to the terms of that agreement is dated November 11, 2024. These employment terms provide Mr. Taylor with a base salary of £800,000 per annum, subject to review by the C&HR Committee from time to time. Mr. Taylor is entitled to receive pension contributions or cash in lieu of pension annually of 9% of his base salary. Mr. Taylor is eligible to participate in an annual cash incentive and long-term equity incentive programs at the Company’s discretion. The award opportunity for each program is reviewed annually by the C&HR Committee. Mr. Taylor’s employment terms provide for an annual incentive target opportunity for fiscal 2025 of 100% of salary (2x target at maximum performance). For fiscal 2025, Mr. Taylor was entitled to grants of RSU awards equal to 125% of his base salary and PSU awards at the target level of performance equal to 250% of his base salary (2x target at maximum performance).

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Table of Contents	Compensation Discussion and Analysis
Mr. Taylor is subject to post-termination restrictions for 12 months following the termination of his employment with the Group, which generally includes a non-compete, non-solicitation of customers or suppliers and non-solicitation of employees.
There is no specific term in Mr. Taylor’s contract. Either Mr. Taylor or the Group must generally give 12 months’ written notice should they intend to terminate the agreement. On termination of his employment contract, prior to expiration of his 12-month notice period, Mr. Taylor is contractually entitled to total salary and pension contributions for the balance of his unworked notice period.
Accounting for Stock Based Compensation
We follow the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) for our equity-based compensation awards. ASC 718 requires companies to calculate the grant date “fair value” of their equity-based awards using a variety of assumptions. ASC 718 also requires companies to recognize the compensation cost of their equity-based awards in their income statements over the period that an employee is required to render service in exchange for the award. Future grants of stock options, restricted stock, restricted stock units and other equity-based awards under our equity incentive award plans will be accounted for under ASC 718. We anticipate that the C&HR Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

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Report of the Compensation and Human Resources Committee
The following Compensation and Human Resources Committee report to shareholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.
Our Compensation and Human Resources Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, our Compensation and Human Resources Committee recommended to the Board that our Compensation Discussion and Analysis be included in this Proxy Statement. The Compensation and Human Resources Committee has represented to the Board that to the extent that the Compensation Discussion and Analysis discloses the Compensation and Human Resources Committee’s deliberations and thinking in making executive compensation policies and decisions, it is accurate and materially complete.
Submitted by the Compensation and Human Resources Committee:
Alfred F. Hurley, Jr. (Chair)
Dob Bennett
Stefan Bomhard
John Bryant
Nancy Dubuc

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Compensation Tables
Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for the fiscal years indicated.

Name and principal position	Year(1)	Salary ($)(2)	Bonus ($)(3)	Stock awards ($)(4),(5)	Non-equity incentive plan compensation ($)(6)	All other compensation ($)(7)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Peter Jackson Chief Executive Officer	2025	1,427,873	—	15,650,555	2,481,072	136,458	19,695,957
	2024	1,518,172	—	17,064,276	3,461,050	130,562	22,174,060
	2023	1,509,738	—	4,133,108	1,993,572	142,612	7,779,031
Rob Coldrake Chief Financial Officer	2025	925,000	—	4,988,371	711,140	59,333	6,683,844
	2024	724,349	—	1,584,550	815,071	70,430	3,194,400
Don Liu Chief Legal Officer	2025	558,904	464,037	7,813,103	429,685	3,077	9,268,806
Amy Howe Chief Executive Officer, FanDuel	2025	1,059,898	—	6,967,517	814,850	137,492	8,979,757
	2024	1,025,130	—	9,231,062	1,187,375	129,538	11,573,105
Dan Taylor Chief Executive Officer, Flutter International	2025	1,054,757	—	3,402,776	992,737	98,064	5,548,335
1.The years disclosed in this table reflect the years in which the Company was required to report such compensation either as a foreign private issuer or regular filer.
2.The annual salary for Mr. Jackson is inclusive of Director fees. Salaries for Mr. Jackson and Mr. Coldrake are denominated in USD but processed in GBP each month in arrears, translated at the average exchange rate for the preceding month which is then reconciled using the actual monthly average exchange rate in the following month. Salaries for Ms. Howe and Mr. Liu are denominated and paid in USD biweekly in arrears. The salary for Mr. Taylor is denominated and paid in GBP each month in arrears. Salary and pension figures not denominated in USD have been translated on a monthly basis using the applicable monthly average rate FX rate as reported by XE Corporation Inc.
3.To induce Mr. Liu to accept the offer of employment at Flutter he is entitled to a cash sign-on award of $500,000 payable in two equal installments in December 2025 and December 2026. The portion of Mr. Liu's cash sign-on award paid in 2025 is included in column (d). Mr. Liu is also entitled to a cash buy-out award, the details of which are described above on page 73. Mr. Liu's entire cash buy-out award is included in column (d).
4.The amounts reflected in this column represent the aggregate grant date fair value of all equity awards that we granted to our NEOs, computed in accordance with ASC 718. Additional information about the assumptions that we used when valuing equity awards is set forth in Note 19 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

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Compensation Tables	Table of Contents
5.For time-based awards, we calculated the grant date fair value under ASC 718 based on the number of shares of common stock underlying the award multiplied by the closing price of the common stock on the date of grant. For performance-based awards, we calculated the grant date fair value of all awards that factors in the probable outcome of the applicable performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under ASC 718. The table below shows the total value of each performance-based award at the grant date fair value and at maximum grant value.

Name	Award	Grant date	Grant date fair value of awards ($)	Grant date maximum value of award ($)
(a)	(b)	(c)	(d)	(e)

Peter Jackson	Consolidated LTIP Tranche 3	3/10/25	5,516,865	6,983,568
	Flutter PSU 2025	3/10/25	7,584,552	15,294,825
Rob Coldrake	Consolidated LTIP Tranche 3	3/10/25	2,739,652	3,468,010
	Flutter PSU 2025	3/10/25	1,222,012	2,464,280
Don Liu	Flutter PSU 2025	5/13/25	2,729,239	4,817,453
	Sign-on PSU 2025	5/13/25	2,323,985	3,512,484
Amy Howe	Flutter PSU 2025	3/10/25	5,560,202	11,258,975
Dan Taylor	Flutter PSU 2025	3/10/25	2,259,134	4,574,570
Additional information about the assumptions that we used when valuing equity awards is set forth in Note 19 to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025.
6.Column (f) represents annual incentive awards earned for fiscal 2025 performance.
7.Details of the "Other Compensation" column values for each NEO can be broken down as follows:

Name	Total ($)	Pension related values ($)	Value of perquisites ($)(i)	Perquisites included

Peter Jackson	136,458	71,394	65,064	•Private medical cover •Annual medical check up •Tax preparation and advice •Personal security
Rob Coldrake	59,333	46,250	13,083	•Private medical cover •Annual medical check up •Tax preparation and advice
Don Liu	3,077	3,077	—	•n/a
Amy Howe	137,492	17,500	119,992	•Personal security
Dan Taylor	98,064	94,928	—	•n/a
(i)The value of Mr. Jackson's annual tax preparation and advice was $47,641. The value of personal security provided to Ms. Howe was $119,992.

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Table of Contents	Compensation Tables
Grants of Plan-Based Awards
The following table sets forth certain information with respect to grants of plan-based awards for fiscal 2025 with respect to our NEOs.

Name	Award	Grant date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($)(4)

			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

Peter Jackson	Annual cash incentive	—	—	2,855,745	5,711,491	—	—	—	—	—
	Consolidated LTIP Tranche 3	3/10/25	—	—	—	7,674	15,348	30,697	—	5,516,865
	Flutter PSU 2025	3/10/25	—	—	—	16,807	33,615	67,230	—	7,584,552
	Flutter RSU 2025	3/10/25	—	—	—	—	—	—	11,205	2,549,138
Rob Coldrake	Annual cash incentive	—	—	925,000	1,387,500	—	—	—	—	—
	Consolidated LTIP Tranche 3	3/10/25	—	—	—	3,811	7,622	15,244	—	2,739,652
	Flutter PSU 2025	3/10/25	—	—	—	2,708	5,416	10,832	—	1,222,012
	Flutter RSU 2025	3/10/25	—	—	—	—	—	—	4,513	1,026,708
Don Liu	Annual cash incentive	—	—	558,904	838,356	—	—	—	—	—
	Flutter PSU 2025	5/13/25	—	—	—	4,980	9,960	19,920	—	2,729,239
	Flutter RSU 2025	5/13/25	—	—	—	—	—	—	4,150	1,003,636
	Sign-on PSU 2025	5/13/25	—	—	—	3,631	7,262	14,524	—	2,323,985
	Sign-on RSU 2025	5/13/25	—	—	—	—	—	—	7,262	1,756,242
Amy Howe	Annual cash incentive	—	—	1,059,898	2,119,796	—	—	—	—	—
	Flutter PSU 2025	3/10/25	—	—	—	12,372	24,745	49,490	—	5,560,202
	Flutter RSU 2025	3/10/25	—	—	—	—	—	—	6,186	1,407,315
Dan Taylor	Annual cash incentive	—	—	1,054,757	2,109,514	—	—	—	—	—
	Flutter PSU 2025	3/10/25	—	—	—	5,027	10,054	20,108	—	2,259,134
	Flutter RSU 2025	3/10/25	—	—	—	—	—	—	5,027	1,143,643
1.Columns (d) to (f) represent annual incentive awards made to each NEO earned for fiscal 2025 performance.
2.Columns (g) to (i) represent equity awards granted to each NEO in the form of performance-based awards. See the CD&A and 'Outstanding Equity Awards' table on page 80 for additional details.
3.Column (j) represents equity awards granted to each NEO in the form of time-based awards. See the CD&A and 'Outstanding Equity Awards' table on page 80 for additional details.
4.Column (k) represents the aggregate grant date fair value of stock awards computed in accordance with ASC 718.

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Compensation Tables	Table of Contents
Outstanding Equity Awards
The following table provides the number of outstanding share awards held by our NEOs as of December 31, 2025, along with the market value. For performance-based awards, the number of shares shown takes into account the latest expected result as of December 31, 2025.

Name			Stock awards
	Award	Grant date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Peter Jackson	DSIP 2022(3)	3/4/22	7,081	1,522,698	—	—
	DSIP 2023(3)	3/7/23	4,178	898,437	—	—
	DSIP 2024(3)	4/2/24	9,705	2,086,963	—	—
	Flutter RSU 2024(4)	8/19/24	8,955	1,925,683	—	—
	Flutter RSU 2025(4)	3/10/25	11,205	2,409,523	—	—
	Consolidated LTIP T1(5)	4/28/23	—	—	6,538	1,405,932
	Consolidated LTIP T2(5)	3/1/24	—	—	30,697	6,601,083
	Consolidated LTIP T3(5)	3/10/25	—	—	7,674	1,650,217
	Flutter PSU 2024(6)	8/19/24	—	—	40,297	8,665,467
	Flutter PSU 2025(7)	3/10/25	—	—	33,615	7,228,570
Rob Coldrake	DSIP 2024(3)	4/2/24	272	58,491	—	—
	Flutter LRSI 2023(8)	3/7/23	1,807	388,577	294	63,222
	Flutter LRSI 2024(8)	4/2/24	1,498	322,130	749	161,065
	Flutter RSU 2025(4)	3/10/25	4,513	970,476	—	—
	International Incentive Plan 2022(9)	6/3/24	9,779	2,102,876	—	—
	Consolidated LTIP T2(5)	6/3/24	—	—	15,244	3,278,070
	Consolidated LTIP T3(5)	3/10/25	—	—	3,811	819,517
	Flutter PSU 2025(7)	3/10/25	—	—	5,416	1,164,657
Don Liu	Flutter RSU 2025(4)	5/13/25	4,150	892,416	—	—
	Sign-on RSU 2025(4)	5/13/25	7,262	1,561,620	—	—
	Flutter PSU 2025(7)	5/13/25	—	—	9,960	2,141,798
	Sign-on PSU 2025(6)	5/13/25	—	—	7,262	1,561,620
Amy Howe	Flutter RSP 2021(4)	12/6/21	27,513	5,916,396	—	—
	Annual RSU 2023(4)	3/7/23	4,179	898,652	—	—
	Annual RSU 2024(4)	4/2/24	6,673	1,434,962	—	—
	DSIP 2024(3)	4/2/24	1,210	260,198	—	—
	Flutter RSU 2025(4)	3/10/25	6,186	1,330,237	—	—
	FanDuel CEO VCP 2021(10)	3/1/23	—	—	—	12,500,000
	Flutter PSU 2024(6)	8/19/24	—	—	29,849	6,418,729
	Flutter PSU 2025(7)	3/10/25	—	—	24,745	5,321,165

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Table of Contents	Compensation Tables

Name			Stock awards
	Award	Grant date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)

Dan Taylor	DSIP 2024(3)	4/2/24	904	194,396	—	—
	Flutter LRSI 2023(8)	3/7/23	6,795	1,461,197	1,107	238,049
	Flutter LRSI 2024(8)	4/2/24	5,639	1,212,611	2,819	606,198
	Flutter RSU 2025(4)	3/10/25	5,027	1,081,006	—	—
	International Incentive Plan 2022(11)	12/30/22	—	—	46,211	9,937,213
	Flutter PSU 2025(7)	3/10/25	—	—	10,054	2,162,012
1.Column (e) represents the market value of time-based awards, calculated by multiplying the number of shares shown in column (d) by $215.04, which was the closing price of our common stock on the NYSE on December 31, 2025.
2.Column (g) represents the market value of performance-based awards, calculated by multiplying the number of shares shown in column (f) by $215.04, which was the closing price of our common stock on the NYSE on December 31, 2025. The number of performance-based awards shown in column (f) represents the best estimate at fiscal 2025 of performance at either threshold, target, or max, or actual outcome for awards with performance ending December 31, 2025.
3.Represents awards granted under the legacy Deferred Share Incentive Plan ("DSIP") which required the deferral of a portion of each executive's annual incentive plan value. These awards were granted on the dates specified in column (c) and generally vest in two equal installments:
(a)50% each on the third and fourth anniversaries of the grant date for Mr. Jackson; and
(b)50% each on the first and second anniversaries of the grant date for Mr. Coldrake, Ms. Howe and Mr. Taylor.
Numbers shown for DSIP awards are the number of shares outstanding as of December 31, 2025. The number of shares shown in column (d) for Mr. Jackson's DSIP 2022 award vested in full on March 11, 2026. Half of the number of shares shown in column (d) for Mr. Jackson's DSIP 2023 award vested in full on March 11, 2026. DSIP awards are subject to the recipient's continued service with the Company through each vesting date, including vesting dates that are delayed due to regulatory compliance.
4.Represents time-based awards granted on the dates specified in column (c) and vest:
(a)33⅓% each on the first, second, and third anniversaries of the grant date for Mr. Jackson’s Flutter RSU 2024 award and Ms. Howe’s Annual RSU 2023 and RSU 2024 awards. Numbers shown for Mr. Jackson's 2024 RSU award and Ms. Howe's Annual RSU 2023 and RSU 2024 awards are the number of shares currently outstanding;
(b)33⅓% each on September 1 of 2026, 2027, and 2028 for all Flutter RSU 2025 awards;
(c)42.85% vesting on the first anniversary of the grant date, 28.57% vesting in 2027 on the first trading day following Flutter's announcement of full-year fiscal 2026 results, and 28.58% vesting in 2028 on the first trading day following Flutter's announcement of full-year fiscal 2027 results for Mr. Liu's Sign-on RSU 2025 award; and
(d)20% each on the first, second, third, fourth, and fifth anniversaries of the grant date for Ms. Howe’s RSP 2021 award. The number shown for this award is the number of shares outstanding as of December 31, 2025. 13,755 shares included in the number of shares shown in column (d) for Ms. Howe's RSP 2021 award vested in full on March 11, 2026.
All time-based awards are subject to the recipient's continued service with the Company through each applicable vesting date, including vesting dates that are delayed due to regulatory compliance.

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Compensation Tables	Table of Contents
5.Represents Tranche 1, Tranche 2, and Tranche 3 of the award granted under the legacy Consolidated LTIP granted to Mr. Jackson and Mr. Coldrake (noting Mr. Coldrake did not receive a Tranche 1 grant as this tranche represents a period prior to his appointment to the Group CFO role). The performance period for Tranche 4 commenced on January 1, 2026. These awards were granted at the maximum level on the dates specified in column (c), with the performance period for Tranche 3 commencing on January 1, 2025. Tranche 1 vests on a straight-line basis between the threshold (12.5% of max) and the maximum (100% of max), and Tranches 2 and 3 vest on a straight-line basis between the threshold (50% of target), target (100% of target), and the maximum (200% of target), based on the table below.
In the last period, the C&HR Committee approved an adjustment to the performance schedule for Tranche 2 of the award to vest on a straight-line basis between the threshold (50% of target), target (100% of target), and the maximum (200% of target). This adjustment would align the performance schedule for Tranche 2 with Tranche 3 and with U.S. market practice. For Tranche 2, the comparison group is already measured against a U.S. focused peer group.

	Tranche 1	Tranche 2	Tranche 3
Performance Measure & Comparison Group	Flutter’s relative TSR vs. FTSE 100 Index (excluding Real Estate Investment Trusts and Closed-End Investment Trusts)	Flutter’s relative TSR vs. S&P 500 constituent companies	Flutter’s relative TSR vs. S&P 500 constituent companies
Performance Period	36-month performance period from January 1, 2023, to December 31, 2025	36-month performance period from January 1, 2024, to December 31, 2026	36-month performance period from January 1, 2025, to December 31, 2027
The actual number of shares, if any, will vest on the relevant vesting date for each tranche. During 2025, the C&HR Committee also chose to remove the post-vesting holding period on all Consolidated LTIP awards (see page 69 for further details).
6.Represents 2024 PSU awards and Mr. Liu's sign-on PSU granted at the target level on the dates specified in column (c). The number of shares vesting could range from the threshold (50% of target) to the maximum (200% of target). Performance conditions for the 2024 PSU award and Mr. Liu's sign-on PSU award are weighted as follows: 33⅓% Group Adjusted EPS, 33⅓% Group Net Revenue, and 33⅓% relative TSR vs. S&P 500. All measures have a 36-month performance period from January 1, 2024, to December 31, 2026. The actual number of PSUs, if any, will vest on the third anniversary of the grant date of Mr. Jackson and Ms. Howe's award, Mr. Liu's sign-on award will also vest on that same date. The amount outstanding in column (f) assumes target payout.
7.Represents 2025 PSU awards granted at the target level on the dates specified in column (c). The number of shares vesting could range from the threshold (50% of target) to the maximum (200% of target). Performance conditions for the 2025 award for Mr. Jackson and Mr. Coldrake are weighted as follows: 33⅓% Group Adjusted EPS, 33⅓% Group Net Revenue, and 33⅓% relative TSR vs. S&P 500. Performance conditions for the 2025 award for Mr. Liu, Ms. Howe, and Mr. Taylor are weighted as follows: 25% Group Adjusted EPS, 25% Group Net Revenue, and 50% relative TSR vs. S&P 500. All measures have a 36-month performance period from January 1, 2025, to December 31, 2027. The actual number of PSUs, if any, will vest on September 1, 2028. The amount outstanding in column (f) assumes threshold payout.
8.Represents LRSI awards granted on the dates specified in column (c) consisting of a time-based 'Core' element (shown in column (d)) and a performance-based 'Multiplier' element (shown in column (f)), which provides the opportunity to earn up to an additional 50% of the Core award at maximum, and 12.5% at threshold. The outstanding amounts in column (f) assume threshold payout for both 2023 and 2024 awards.
(a)For LRSI 2023 awards, the Core award and any Multiplier, if earned, will vest in full on October 1, 2026. The number of Multiplier shares earned will be based on Flutter’s relative TSR vs. FTSE 100 Index (excluding real estate investment trusts and investment trusts), over the 36-month performance period from January 1, 2023, to December 31, 2025.
(b)For LRSI 2024 awards, the Core award and any Multiplier, if earned, will vest in full on September 1, 2027. The number of Multiplier shares earned will be based on Flutter’s relative TSR vs. S&P 500 over the 36-month performance period from January 1, 2024, to December 31, 2026.
9.Represents post-modification amount of shares granted under the International Incentive Plan. This award was granted in December 2022 and modified on the date specified in column (c) in connection with Mr. Coldrake’s appointment as Group CFO. The modification consisted of a reduction in the total number of shares outstanding and the removal of the performance-based vesting requirements. This modification was made to ensure there were no future conflicts of interest in the assessment of the performance results of the International Incentive Plan. The award vested in full on March 11, 2026.
10.Represents a value creation plan ("VCP") award made to Ms. Howe in 2021 upon her appointment as FanDuel CEO, which was subsequently modified in 2023; the modification date is shown in column (c). The number shown in column (g) with respect to Ms. Howe's VCP award represents the value at threshold payout. Performance conditions are based on value creation, measured as the future growth in value of the FanDuel business above an initial start value. The incremental gain is the excess of the equity value as of the fifth anniversary of the original grant date ("Measurement Date") over the start value. The actual value of the VCP award will be determined at the Measurement Date, subject to the recipient's continued service with the Company through the Measurement Date. Ms. Howe's VCP award may be settled in cash or shares.
11.Represents an award made to Mr. Taylor to incentivize the growth of the legacy Flutter International business, granted on the date specified in column (c). The number of shares shown in column (f) represents the actual number of shares that vested on March 2, 2026. Further details on the performance assessment of Mr. Taylor's International VCP award is discussed on page 71.

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Table of Contents	Compensation Tables
Options Exercised and Stock Vested
Details of all shares vested in 2025

Name (a)	Stock awards
	Number of shares acquired on vesting (#)(1) (b)	Value realized on vesting ($)(2) (c)

Peter Jackson	40,255	10,198,854
Rob Coldrake	622	150,667
Don Liu	—	—
Amy Howe	33,010	8,339,857
Dan Taylor	2,076	502,922
1.Number of shares on vesting includes awards granted as nil-cost options. Nil-cost options have the same economic value as restricted shares, with the full economic value of shares being transferred to the NEO upon vesting.
2.Represents the market value of shares vested in 2025, calculated by multiplying the number of shares shown in column (b) by the closing price of our common stock on the vesting date.
Non-Qualified Deferred Compensation
The Company did not operate any non-qualified deferred compensation plans in fiscal 2025.
Potential Payments Upon Termination or Change in Control
This section generally describes the potential payments and benefits our NEOs would receive in the event of termination or a change in control. Treatment of Mr. Liu's cash and equity sign-on and buy-out awards are described above on page 73.
Termination without Cause or resignation with Good Reason outside of the Change in Control period
In the case of termination without Cause or the NEO resigns with Good Reason, and the termination is outside a change in control period (that period being within two years of a Change in Control event), that NEO is entitled to the following:
•Cash payment in lieu of contractual notice period, with the value of the payment dependent on agreement with the Company on the actual period of notice not served. This payment generally consists of the value of salary and pension or equivalent for the period.
•Time-based equity awards on a pro-rated basis for the time of vesting period served, with vesting for such awards accelerated. In addition, DSIP shares will be retained in full with vesting accelerated.
•Performance-based equity will be pro-rated for the time of the vesting period served. Actual performance against the set targets will be used to determine the level of payout and vesting is accelerated following measurement and communication of actual performance.
•LRSI awards that have not yet vested will be treated such that the time-based "Core" element will accelerate and be pro-rated to reflect the vesting period served. The performance-based "Multiplier" element will also be pro-rated and calculated based on actual performance against the set targets, and vesting is accelerated following the measurement and communication of actual performance.
•If termination takes place during a holding period for an award, any vested awards will be released in full.

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Compensation Tables	Table of Contents
Termination without Cause or resignation with Good Reason inside of the Change in Control period
The treatment of equity awards on a Change in Control will be determined by the C&HR Committee in its discretion. However, in cases of termination without Cause, or resignation with Good Reason inside a Change in Control period, NEOs are entitled to the following:
•Cash payment in lieu of contractual notice period, with the value of the payment dependent on agreement with the Company on the actual period of notice not served. Payment in lieu is generally based on the value of salary and pension for the period.
•Accelerated vesting of all equity awards. Whether performance conditions will be tested will depend on how equity awards were treated in connection with the Change in Control. If the acquiror has assumed the awards, but the C&HR Committee determines that the performance measure cannot practicably continue to be measured following the Change in Control, then the performance-based award will be converted to a time-based award. If the performance measures can continue following the Change in Control, then the assumed awards will be capable of performance testing.
•If termination takes place during a holding period for an award, any vested awards will be released in full.
Termination with Cause or resignation without Good Reason
In cases where the Company initiates a NEO’s termination with Cause, or the NEO resigns without Good Reason, NEOs are not entitled to any cash severance benefits or payments (with the exception of any applicable notice period that may apply), and all equity awards held would lapse in full.
Termination due to retirement
In cases where the NEO’s termination is due to retirement, they will be entitled to the following:
•Awards subject only to continued service will be pro-rated for the time of the vesting period served, with vesting accelerated. The exception to this is DSIP shares which will be retained in full with vesting accelerated.
•Awards subject to performance conditions will be pro-rated for the time of the vesting period served. Actual performance against the set targets will be used to determine the level of payout and vesting is accelerated following the measurement and communication of actual performance.
Termination due to death or Disability
In cases where the NEO’s termination is due to death or Disability, they will be entitled to the following:
•Equity Awards:
◦For death: Accelerated vesting of all awards in full.
◦For Disability – time-based awards will be accelerated on a pro-rated basis depending on time served until the termination due to Disability. Performance-based awards will be accelerated on a pro-rated basis depending on time served until the termination due to Disability, with performance assessed at target (or actual where the performance period has ended).
•If termination takes place during a holding period of an award, any vested awards will be released.

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Table of Contents	Compensation Tables
Definitions
For purposes of the above triggers and payments:
“Cause” is generally defined as (unless otherwise provided in specific plan rules or employment agreements) termination due to: commission of (or plea of no contest or nolo contendere to) any felony under any state, federal or non-US law or any crime involving moral turpitude or dishonesty; commission of an act of fraud, embezzlement, misappropriation of funds, misrepresentation, malfeasance, breach of fiduciary duty or other willful and material act of misconduct; a willful, material damage to any company property; willful failure to substantially perform material job functions under an applicable employment agreement, offer letter, appointment letter or service contract to carry out or comply with a lawful and reasonable directive of the Board or the company; breach of any policy which materially harms the company; willful or prolonged, and unexcused absence from work (other than by reason of disability); breach of any material provision of any written agreement with the company; and a circumstance which would entitle the company to summarily dismiss the employee in accordance with the employee’s employment contract.
A “Change in Control” event generally means:
•a person directly or indirectly acquiring 50 percent or more of the Company’s securities;
•relevant Directors no longer making up a majority of the Board;
•the completion by the Company of a merger, acquisition, or sale of all or substantially all of the Company’s assets, other than transactions which generally do not affect the voting power of the Company’s securities or constitution of the Board; or
•the approval by the shareholders of a plan or proposal for the winding up of the Company.
“Retirement” is subject to agreement with the Group but generally requires consideration of whether the employee is over the age of 55, has completed at least five (5) years of service, has given twelve (12) months of notice, agrees to provide an orderly transition and agrees not to provide similar services for twelve (12) months following retirement.
“Good Reason” is generally defined as (unless otherwise provided in an award or employment agreement) termination of employment by the employee following: a material, adverse change in the employee’s authority, duties or responsibilities (including the assignment of duties materially inconsistent with the employee’s position); a material reduction in the employee’s base salary (unless such reduction is part of a Group-wide program to reduce expenses); or the Group’s decision to permanently relocate the employee’s primary work location to a location that is more than 30 miles (or equivalent distance in kilometers) outside of the greater metropolitan area in which such primary work location is situated, resulting in an additional one-way commute time of more than 60 minutes.
“Disability” is generally defined as the employee’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of not less than 12 months.

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Compensation Tables	Table of Contents
Estimate of potential payments upon termination or Change in Control
Assuming that the termination or change in control occurred on December 31, 2025.

NEO	Payment type	Termination without Cause or with Good Reason outside CIC period	Termination without Cause or with Good Reason inside CIC period	Death	Disability	Termination with Cause or without Good Reason

Peter Jackson	Cash severance(1)	1,506,934	1,506,934	—	—	—
	Equity awards(2)	17,827,891	34,638,643	34,638,643	17,827,891	—
	Total	19,334,825	36,145,577	34,638,643	17,827,891	—
Rob Coldrake	Cash severance(1)	971,250	971,250	—	—	—
	Equity awards(2)	4,793,242	8,462,684	8,462,684	4,793,242	—
	Total	5,764,492	9,433,934	8,462,684	4,793,242	—
Don Liu	Cash severance(1),(3)	2,084,556	2,084,556	—	—	214,037
	Equity awards(2)	1,824,399	6,157,455	6,157,455	1,824,399	—
	Total	3,908,955	8,242,011	6,157,455	1,824,399	214,037
Amy Howe	Cash severance(1)	—	—	—	—	—
	Equity awards(2)	21,917,680	34,080,339	34,080,339	21,917,680	—
	Total	21,917,680	34,080,339	34,080,339	21,917,680	—
Dan Taylor	Cash severance(1)	1,175,766	1,175,766	—	—	—
	Equity awards(2)	11,604,634	15,542,446	15,542,446	11,604,634	—
	Total	12,780,399	16,718,212	15,542,446	11,604,634	—
1.Cash severance consists of salary and pension in lieu of any notice period not served and values shown assume a 12-month notice where applicable for illustrative purposes. These figures exclude indeterminable amounts that may be payable based on local employment legislation.
2.Equity Awards with performance conditions that have not been met at the time of termination are shown at target performance.
3.Treatment of Mr. Liu's cash and equity sign-on and buy-out awards are outlined in the Employment Agreements section on page 73. Upon termination without Cause or with Good Reason on December 31, 2025, Mr. Liu would have the right to retain all cash sign-on and buy-out awards, as well as in-flight equity awards on a pro-rated basis. Should Mr. Liu cease employment for any reason as of December 31, 2025, other than Cause or Good Reason, he will retain his cash buy-out award.

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Table of Contents	Compensation Tables
CEO Pay Ratio
Summary
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the individual identified as our median compensated employee and the annual total compensation of Mr. Jackson, our Chief Executive Officer.
For the fiscal 2025, our last completed fiscal year:
•The annual total compensation of our CEO, as reported in the Summary Compensation Table of this Proxy Statement, was $19,695,957.
•The annual total compensation of the individual identified as the median compensated employee of the Company (other than our CEO) was $56,101.
As a result, for fiscal 2025, the ratio of the annual total compensation of Mr. Jackson, our CEO, to the annual total compensation of the median compensated employee was 351 to 1.
Methodology and Key Assumptions
For 2025, we are using the same employee that was identified in 2024 as the median compensated individual as there were no significant changes in our employee population or employee compensation program that we reasonably believe would result in a significant change in the pay ratio disclosure. As permitted by the instructions to Item 402(u) of Regulation S-K, we have excluded employees who joined the Company during fiscal 2025 as a result of the acquisitions of Snai and NSX.
To identify the median compensated employee during 2024, we used target total cash compensation for the consistently applied compensation measure ("CACM"), which included annual base salary and wages and target bonuses.
To calculate annual total compensation for 2025 for the median employee, we used the same methodology we use for calculating the total compensation of our CEO, as set forth in the Summary Compensation Table.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Pay vs Performance
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our NEOs and certain financial performance metrics. We became a U.S. public reporting company in January 2024 and as such, only two years of data is required in this filing.
Amounts included as CAP do not represent the value of compensation actually received by our NEOs but instead are amounts calculated pursuant to the SEC’s rules, which result in substantial adjustments to the amounts reported above in the Summary Compensation Table. Shareholders should refer to the discussion of our compensation philosophy and programs described above in the “Compensation Discussion and Analysis” section for a complete discussion of our compensation programs and their connection to our performance. The C&HR Committee did not rely on the following disclosure in making compensation decisions.
Most Important Performance Measures for 2025
The following table lists the most important measures that were used to link executive compensation to company performance in 2025. The measures in the table are not ranked.

Group Adjusted Revenue
Group EBITDAACS
Relative TSR
Pay Versus Performance Table
The following table sets forth additional compensation information for our principal executive officer (“PEO”) and our other non-PEO Named Executive Officers (Non-PEO NEOs) (averaged) along with total shareholder return, net income (loss), and Group Adjusted Revenue performance results for fiscal 2025 and 2024.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment on 1/29/2024 as of Year-End in:		Net Income (loss) (in millions) ($)(4)	Group Adjusted Revenue (in millions) ($)(5)
					Flutter Entertainment Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(3)

2025	19,695,957	3,602,009	7,620,185	3,884,426	104.64	143.06	(407)	16,259
2024	22,174,060	37,984,365	6,281,014	9,485,183	125.77	134.90	162	14,048
1.For 2025 and 2024, the PEO was Peter Jackson, and the non-PEO NEOs were as follows:
a.2025: Rob Coldrake, Amy Howe, Don Liu, and Dan Taylor.
b.2024: Paul Edgecliffe-Johnson, Rob Coldrake, Amy Howe, Ian Brown, and Pádraig Ó Ríordáin.

2.Compensation actually paid (“CAP”) was determined by making the following adjustments to Summary Compensation Totals for equity awards:

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Table of Contents	Pay vs Performance

	PEO ($)	Average of Non-PEO NEOs ($)	PEO ($)	Average of Non-PEO NEOs ($)

Fiscal Year	2025	2025	2024(viii)	2024(viii)

Reported Summary Compensation Table (“SCT”) Total	19,695,957	7,620,185	22,174,060	6,281,014
Adjustments:
Deduction of Amounts Reported in “Stock Awards” Column of the SCT(i)	(15,650,555)	(5,792,942)	(17,064,276)	(3,868,718)
Year End Fair Value of Equity Awards Granted in the Year that remain Unvested at Year End(ii)	11,563,102	4,637,997	23,903,403	4,870,501
Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Remain Unvested at Year End(iii)	(11,843,300)	(2,521,399)	8,842,187	2,779,472
Change in Fair Value Between Prior Year End and Vesting Date for Awards Granted in Prior Year that Vested in the Year(iv)	(163,195)	(59,416)	128,991	768,372
Fair Value at Vesting of Equity Awards Granted and Vested in the Year(v)	—	—	—	—
Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(vi)	—	—	—	(1,345,459)
Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation(vii)	—	—	—	—
Compensation Actually Paid	3,602,009	3,884,426	37,984,365	9,485,183
Summary Compensation Table amounts reflect the grant date fair values of equity awards. For CAP calculation purposes, adjustments have been made to reflect fair values as of each measurement date. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant, with the exception of the share price used in the valuations. The equity award adjustments for fiscal year 2025 and 2024 include the addition or subtraction of the following:
(i)Deduction for the amounts reported in the “Stock Awards” column of the Summary Compensation Table.
(ii)Fair value, calculated in accordance with ASC 718, as of the end of the reported fiscal year of equity awards granted in the reported fiscal year that were outstanding and unvested as of the end of the reported fiscal year.
(iii)Change in fair value, calculated in accordance with ASC 718, as of the end of the reported fiscal year from the end of the prior fiscal year, of equity awards granted in prior years that are outstanding and unvested as of the end of the reported fiscal year.
(iv)Change in fair value, calculated in accordance with ASC 718, from the end of the prior fiscal year to the vesting date for awards granted in prior years that vested in the reported year.
(v)Fair value, calculated in accordance with ASC 718, as of the vesting date for awards that were granted and vested in the same reported fiscal year.
(vi)For awards granted in prior years that failed to meet the applicable vesting conditions during the applicable year, a deduction equal to the fair value as of the end of the prior fiscal year.
(vii)The dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025.
(viii)Amounts for 2024 have been restated from those previously reported to reflect a correction to the fair value of 2024 performance share unit awards as of December 31, 2024 based on corrected values provided by the Company’s outside valuation provider. This revision affects only the Pay Versus Performance disclosure and does not impact the Summary Compensation Table or the Company’s previously issued financial statements.
3.Represents the cumulative total shareholder return ("TSR") of our common stock and the cumulative TSR of the S&P 500 Consumer Discretionary Index (the “Peer Group TSR”), as reflected in our stock performance graph in our Annual Report on Form 10-K, which was filed on February 26, 2026. The table assumes $100 was invested at the market close on January 29, 2024, through the end of the fiscal year, including reinvestment of dividends.
4.The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable year.
5.See ”2025 Annual Incentive Results/Group Result – Peter Jackson” on page 66 for a definition of Group Adjusted Revenue, a non-GAAP financial measure, used for purposes of the annual incentive plan, which is our Company-Selected Measure for 2025. In 2024, the Company-Selected Measure was Group Adjusted EBIT. The change reflects updates to the Company’s incentive compensation program and the Company’s determination that Group Adjusted Revenue represents the most important financial performance measure used to link compensation actually paid to Company performance.

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Pay vs Performance	Table of Contents
Pay Versus Performance Relationship Descriptions
We believe both the Summary Compensation Table and the Pay Versus Performance Table reflect our pay-for-performance philosophy. As described in the Compensation Discussion and Analysis section, a significant portion of annual target compensation awarded to NEOs is compensation at risk and contingent on the company’s performance against pre-established performance goals.
The charts below illustrate the relationship of our compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, with (1) Company TSR, (2) Peer Group TSR, (3) Net Income (Loss), and (4) Group Adjusted Revenue, over the two years presented in the table above.

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Table of Contents	Pay vs Performance

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Security Ownership of Certain Beneficial Owners and Management
The following table and accompanying footnotes set forth information regarding the beneficial ownership of our Shares as of April 2, 2026 by: (1) each person known to us to beneficially own more than 5% of our Shares, (2) each of our NEOs, (3) each of our current directors and director nominees and (4) all of our directors and executive officers together as a group.
The number of Shares beneficially owned is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Shares over which the individual has sole or shared voting power or investment power, as well as any Shares that the individual has the right to acquire within 60 days of April 2, 2026, through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all Shares held by that person.
The percentage of Shares beneficially owned is calculated on the basis of 174,400,428 Shares outstanding as of April 2, 2026. Shares that a person has the right to acquire within 60 days of April 2, 2026, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated the address of each beneficial owner listed in the following table is c/o Flutter Entertainment plc, Belfield Office Park, Beech Hill Road Clonskeagh, Dublin 4, D04 V972, Ireland.

Name	Number of Shares Beneficially Owned (#)	Percentage of Shares Outstanding (%)

Candle Lake Limited(1)	32,667,404	18.7
Capital World Investors(2)	10,658,529	6.1
Parvus Assets Management(3)	8,995,293	5.2
John Bryant(4)	7,285	*
Peter Jackson(5)	37,829	*
Holly Keller Koeppel(6)	3,394	*
Robert (Dob) Bennett (6)	1,397	*
Stefan Bomhard(7)	677	*
Nancy Cruickshank(6)	2,635	*
Nancy Dubuc(8)	2,418	*
Alfred F. Hurley, Jr.(9)	18,434	*
David Kenny	—	—
Carolan Lennon(6)	1,607	*
Christine M. McCarthy(6)	1,397	*
Sally Susman	—	—
Robert Coldrake(10)	5,765	*
Amy Howe(11)	77,249	*
Don Liu(12)	3,111	*
Dan Taylor(13)	58,677	*
All current directors and executive officers as a group (14 persons)(14)	221,875	*
*Less than 1% of our outstanding shares.

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Table of Contents	Security Ownership of Certain Beneficial Owners and Management
1.Based solely on the information reported by Candle Lake Limited and Kenneth B. Dart (together, the “Dart Reporting Persons”), pursuant to the Schedule 13G/A filed on February 10, 2026 with the SEC, indicating beneficial ownership as of February 10, 2026. Kenneth B. Dart is the beneficial owner of all of the outstanding shares of Candle Lake Limited. The Dart Reporting Persons, together with their affiliates, held an interest in 32,667,404 Shares. The Dart Reporting Persons had shared voting power over 32,667,404 and shared investment power over 32,667,404 Shares. The address of Candle Lake Limited is 10 Market Street, #773 Camana Bay, Grand Cayman, KY1-9006, Cayman Islands.
2.Based solely on the information reported by Capital World Investors ("CWI"), pursuant to the Schedule 13G/A filed on February 13, 2026 with the SEC, indicating beneficial ownership as of December 31, 2025. CWI is a division of Capital Research and Management Company ("CRMC"), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the "investment management entities"). CWI's divisions of each of the investment management entities collectively provide investment management services under the name "Capital World Investors." CWI, together with its affiliates, held an interest in 10,658,529 Shares, including 4,176 depositary receipts, which represent 4,176 Shares. CWI had sole voting power over 10,614,283 and sole investment power over 10,658,529 Shares. The address of CWI is 333 South Hope Street, 55th floor, Los Angeles, California 90071.
3.Based solely on the information reported by Parvus Asset Management (“Parvus”) and Edoardo Mercadante, a director and the ultimate control person of Parvus, (together, the “Parvus Reporting Persons”) pursuant to the Schedule 13G filed February 17, 2026 with the SEC, indicating beneficial ownership as of December 31, 2025. The Parvus Reporting Persons, together with their affiliates, held an interest in 8,995,293 Shares. The Parvus Reporting Persons had shared voting power over 8,995,293 Shares and shared investment power over 8,995,293 Shares. The address of the Parvus Reporting Persons is 2nd Floor, No. 4, The Forum, Grenville Street, St. Helier, Y9 JE2 4UF. The Company has also received TR-1 notifications (Standard Form for Notification of Major Holdings) pursuant to the Disclosure Guidance and Transparency Rules of the UK FCA (“Form TR-1”) from Parvus reporting changes in voting rights attached to the Company's common stock. The latest filed Form TR-1 reports that, as of February 27, 2026, Parvus and certain of its wholly owned subsidiaries held voting rights attached to 11,178,848 of the Company's common stock implying ownership of 6.38% and voting rights attached to 735,019 financial instruments, implying overall voting rights of 10.68%. Because the “voting rights attached to shares” reported on Form TR-1 are not necessarily equivalent to “beneficial ownership” interests as defined under Rule 13d-3 of the Exchange Act, the table does not reflect the information reported in the Form TR-1.
4.Includes 1,329 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
5.Includes 14,663 Shares issuable pursuant to options that are exercisable within 60 days of April 2, 2026 and 6,538 Shares issuable pursuant to restricted stock units that will settle within 60 days of April 2, 2026.
6.Includes 838 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
7.Includes 677 Shares issuable pursuant to restricted stock units that will settle within 60 days of April 2, 2026.
8.Reflects 1,022 Shares directly owned by Ms. Dubuc’s family trust and includes 838 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
9.Includes 14,078 Shares issuable pursuant to deferred stock units that settle upon Mr. Hurley’s separation from the company and 838 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
10.Includes 272 Shares issuable pursuant to restricted stock units that will settle within 60 days of April 2, 2026.
11.Includes 4,546 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
12.Includes 3,111 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
13.Includes 46,211 Shares issuable pursuant to options that are exercisable within 60 days of April 2, 2026 and 904 Shares issuable pursuant to restricted stock units that vest within 60 days of April 2, 2026.
14.Reflects (a) 123,680 Shares beneficially owned by our current Directors and executive officers, (b) 37,321 Shares which our current Directors and executive officers have the right to acquire on or within 60 days of April 2, 2026 through the vesting and settlement of deferred stock units and restricted stock units and (c) 60,874 Shares which our current Directors and executive officers have the right to acquire on or within 60 days of April 2, 2026 through the exercise of options. As Mr. Kenny and Ms. Susman are not current Directors, they are not included in the aggregate amounts shown for all current Directors and executive officers as a group.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the SEC. We assist our directors and officers by monitoring transactions and completing and filing these reports on their behalf. Based on our records and information, the Company believes that all Section 16(a) filing requirements were timely met except for the following as a result of administrative oversight: Form 4 filings on March 13, 2026 on behalf of Mr. Bishop, Mr. Coldrake, Mr. Jackson and Mr. Taylor late reporting the acquisition of certain awards upon certification of performance criteria; one Form 4 on behalf of Mr. Coldrake on March 10, 2025 late reporting the conversion of nil cost options into RSUs and one Form 4 on behalf of Mr. Jackson on March 13, 2026 late reporting the acquisition of RSUs upon the settlement of a performance-based RSU award.

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Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information as of December 31, 2025, about the Company’s equity compensation plans under which our Shares have been authorized for issuance from time to time:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Plan Category	(a)	(b)	(c)

Equity compensation plan approved by security holders	3,617,441(1)	153.35 per share(2)	12,947,076(4)
Equity compensation plan not approved by security holders	21,544(3)	—	—
Total	3,638,985		12,947,076
1.Total includes (i) 1,032,797 share awards under the Flutter Entertainment plc Amended and Restated 2024 Omnibus Equity Incentive Plan, (ii) 1,260,978 share awards outstanding under the Flutter Entertainment plc 2016 Restricted Share Plan, (iii) 45,733 share awards outstanding under the Flutter Entertainment plc 2023 Long Term Incentive Plan, (iv) 1,003,523 options outstanding under the Flutter Entertainment plc Sharesave Scheme, (v) 74,629 share awards outstanding under the Flutter Entertainment plc 2015 Deferred Share Incentive Plan, (vi) 194,356 share awards outstanding under the Flutter Entertainment plc 2015 Long Term Incentive Plan and (vii) 5,425 share awards outstanding under the Flutter Entertainment plc 2015 Medium Term Incentive Plan.
The 2024 Omnibus Equity Incentive Plan Including the Non-Employee Sub-Plan (the “2024 Plan”) was adopted by the Board with effect from June 26, 2024 and included a limit providing for the maximum number of Shares that may be issued pursuant to awards under its terms be equal to 1,770,000, less one Share for every Share that is subject to an award granted on or after June 26, 2024, under the Flutter Entertainment plc 2015 Deferred Share Incentive Plan, the Flutter Entertainment plc 2015 Long Term Incentive Plan, the Flutter Entertainment plc 2015 Medium Term Incentive Plan, the Flutter Entertainment plc 2016 Restricted Share Plan, the Flutter Entertainment plc 2022 Supplementary Restricted Share Plan, the Flutter Entertainment plc 2023 Long Term Incentive Plan, the Flutter Entertainment plc Sharesave Scheme (the “Sharesave Scheme”) and the TSG 2015 Equity Incentive Plan dated June 22, 2015 (as amended and restated on May 10, 2018) (together, the “Prior Plans”). Following the implementation of the 2024 Plan, the Company ceased issuing awards under the Prior Plans (both those approved by security holders and those not approved by security holders) other than the Sharesave Scheme under which awards continued to be issued. A description of each Prior Plan can be found in the Company’s financial statements for the year ended December 31, 2025, included in the Company’s annual report on Form 10-K.
Amendments to the 2024 Plan were approved by the Board on April 9, 2025 and subsequently approved by shareholders at the AGM on June 9, 2025 (the “Amended 2024 Plan”). Shareholders approved the amendment to the Amended 2024 Plan to increase the number of Shares reserved for issuance under the Amended 2024 Plan by an additional 6,750,000 Shares, thereby increasing the total number of Shares under the Amended 2024 Plan from 1,770,000 to 8,520,000. The Company ceased counting any future Sharesave award grants against the 2024 Plan or the Amended 2024 Plan as of June 9, 2025 since these awards are now granted under the Amended Sharesave Scheme (see below).
On April 9, 2025, the Board also adopted the Flutter Entertainment plc Sharesave Scheme, as amended and restated (the “Amended Sharesave Scheme”) and the Flutter Entertainment plc 2025 Employee Share Purchase Plan (the “2025 ESPP”). The Amended Sharesave Scheme and 2025 ESPP were approved by shareholders at the AGM on June 9, 2025 and the number of Shares reserved for issuance is 3,000,000 under each of the plans (including any sub-plans).
2.The weighted average exercise price relates only to options exercisable for consideration. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration (including nil-cost options).
3.Total includes (i) 7,466 share awards outstanding under the 2022 Supplementary Restricted Share Plan and (ii) 14,078 share awards outstanding under the TSG 2015 Equity Incentive Plan. Total does not include certain awards that are accounted for as liability (rather than equity) awards which may, by their terms, be settled in cash or in an indeterminate number of shares.
4.Total reflects the remaining share reserve under the Amended and Restated 2024 Omnibus Equity Incentive Plan, Amended Sharesave Scheme and 2025 ESPP as of December 31, 2025.

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Certain Relationships and Related Person Transactions
Our Board has adopted a Related Person Transaction Policy regarding transactions between the Company and related persons, which we refer to as our “Related Person Transaction Policy,” to assist it in reviewing, approving and ratifying transactions with related persons and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our Articles, our policies for determining director independence, our Corporate Governance Guidelines, and our Code of Ethics. Our Related Person Transaction Policy requires that each “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item 404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” (as defined Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest) be reviewed and approved or ratified by an approving body composed of independent members of the Board or any committee of the Board composed of independent directors. Our Board has designated the Audit Committee to serve as the approving body for this purpose. In its review, the Audit Committee will consider the relevant facts and circumstances, including:
•whether the transaction was undertaken in the ordinary course of business of the Company;
•the related person’s relationship with the Company;
•the nature and extent (direct or indirect) of the related person’s interest in the transaction;
•the material terms of the transaction, including the purpose of, and the potential benefits to the Company of the transaction;
•the public announcement requirements and the board and/or shareholder approval requirements that may apply under the Exchange Act, the U.K. Listing Rules and/or the U.K. Disclosure and Transparency Rules;
•the importance and fairness of the transaction both to the Company and the related person;
•the business rationale for entering into the transaction;
•whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of the Company;
•whether the transaction could also fall within restrictions on non-cash and credit transactions with directors or their connected persons under the Companies Act 2014;
•whether the value and terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons, if any; and
•with respect to a non-employee director or nominee, whether the transaction would compromise the director’s independence under the NYSE listing standards (including those applicable to committee service) and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the Audit Committee, or status as a “non-employee director” under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the C&HR Committee.
The Audit Committee will not approve or ratify a related person transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the best interests of the Company. The Audit Committee may also conclude, upon review of all relevant information, that the transaction does not constitute a related person transaction and thus that no further review is required under the policy.

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Shareholder Proposals and Nominations for Our 2027 AGM
In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 to be included in the proxy statement for our 2027 AGM must be received by us by December 17, 2026. If you would like to submit a shareholder proposal to be included in those proxy materials, you should send your proposal to our Company Secretary at Flutter Entertainment plc, Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin, D04 V972. In order for your proposal to be included in the proxy statement, the proposal must comply with the requirements established by the SEC. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In order for director nominations to be deemed timely, notice of such director nominations must be received by our Company Secretary by (A) no earlier than January 29, 2027 and no later than February 28, 2027, or (B) in the event that our 2027 AGM is advanced by more than 30 days before or delayed by more than 70 days from the anniversary date of this year’s AGM, notice by the shareholder must be so received no earlier than the 120th calendar day prior to the 2027 AGM and no later than the close of business on the later of the 90th calendar day prior to the 2027 AGM or the 10th calendar day following the day on which public announcement of the date of the 2027 AGM is first made, and, in each case, must satisfy the notification, timeliness, consent and information requirements set forth in our Articles. Additionally, any notice of director nomination must include the additional information required by Rule 14a-19(b) under the Exchange Act.
Our Articles (as amended from time to time), which have other informational requirements that must be followed in connection with submitting director nominations and any other business for consideration at a shareholders meeting, are posted on our website at www.flutter.com.

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General Information About Our 2026 AGM
Flutter Entertainment plc is making this Notice of Meeting and Proxy Statement available to its shareholders in connection with the solicitation of votes or proxies by Flutter Entertainment plc, on behalf of the Board, for use at the Company’s 2026 AGM to be held on May 29, 2026 at 2:00 p.m. Irish time / 9:00 a.m. Eastern time and at any adjournment or postponement of such meeting. The AGM will be held at our registered office at Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin 4, D04 V972, Ireland. Shareholders will also be provided with a facility to listen to the AGM remotely by going to www.virtualshareholdermeeeting.com/FLUT2026; however attending the AGM virtually will not allow you to vote, speak, or ask questions at the AGM. You are receiving this Proxy Statement because you owned our Shares at the close of business on April 2, 2026, the Record Date for the AGM, which entitles you to vote at the AGM. This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.
The Proxy Materials
Our Proxy Materials include:
•this Proxy Statement;
•Notice of our 2026 AGM of Shareholders (which is attached to this Proxy Statement);
•the Annual Report and Accounts 2025; and
•the Proxy Card.
If you received printed versions of these materials by mail (rather than through electronic delivery), these materials also include a Proxy Card or voting instruction form. If you received or accessed these materials through the Internet, your Proxy Card or voting instruction form is available to be filled out and executed electronically.
Mailing of Proxy Materials
The Proxy Materials will be mailed or made available to our shareholders on or about April 16, 2026. On or about April 16, 2026, we will mail to most of our shareholders a Notice of Availability containing instructions on how to access our Proxy Statement.
Notice of Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing Proxy Materials to most of our shareholders on the Internet, rather than mailing printed copies. By doing so, we save costs and reduce our impact on the environment. If you received a Notice of Availability by mail, you will not receive printed copies of the Proxy Materials unless you request them. Instead, the Notice of Availability will instruct you how to access and review the Proxy Materials on the Internet. If you would like printed copies of the Proxy Materials, please follow the instructions on the Notice of Availability.
Shares to be Voted at the AGM
Each holder of Shares in our register of members (such owners are referred to herein as Registered Shareholders and are often referred to as “shareholders of record” or “record holders”) as of the close of business on April 2, 2026, the record date for the AGM, is entitled to attend and vote at the AGM. On the Record Date, there were 174,400,428 Shares outstanding and entitled to vote at the AGM.
Every holder of a Share on the Record Date will be entitled to one vote per Share for each matter presented at the AGM. Because each Director’s election is the subject of a separate resolution, every holder of a Share on the Record Date will be entitled to one vote per Share for each separate Director election resolution.

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General Information About Our 2026 AGM	Table of Contents
Annual General Meeting Quorum
Two persons entitled to vote upon the business to be transacted must be present in person or represented by proxy to constitute a quorum for the transaction of business at the AGM. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by broker non-votes (as defined below) that are present and entitled to vote at the Annual General Meeting will be counted for purposes of determining a quorum. However, if you are a Beneficial Holder (as defined below) and do not provide voting instructions to your bank, broker or other holder of record, such bank, broker or other holder of record will lack the authority to vote shares at your discretion on Proposals 1, 2, 3(a), 3(b) and 3(c), which are considered non-routine matters pursuant to NYSE rules, meaning your Shares will not be voted on these proposals (a ‘‘broker non-vote’’).
Required Votes

Proposal Item	Questions about Required Votes

	How many votes are required for approval?	How are director withhold votes treated?	How are abstentions treated?	How are broker non-votes treated?	How will signed proxies that do not specify voting preferences be treated?

Proposal 1: Election and Re-Election of Directors	•Each nomination will be proposed by a separate resolution and a simple majority of votes cast on each resolution will be sufficient to approve such resolution	•Withhold votes will be excluded entirely from the vote with respect to the nominee from which they are withheld and will have no effect on this proposal	•N/A	•Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal	•Votes will be cast for all director nominees identified in this Proxy Statement

Proposal 2: Advisory Resolution to Approve Executive Compensation	•A majority or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal	•Votes will be cast for the approval of the compensation of our NEOs

Proposal 3(a): Approval of Certain Amendments to the Articles to Provide for a Plurality Voting Standard in the Event of Contested Director Elections	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal	•Votes will be cast for approval of the amendments to the Articles to provide for a plurality voting standard in Contested Director Elections

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Table of Contents	General Information About Our 2026 AGM

Proposal Item	Questions about Required Votes

	How many votes are required for approval?	How are director withhold votes treated?	How are abstentions treated?	How are broker non-votes treated?	How will signed proxies that do not specify voting preferences be treated?

Proposal 3(b):
Approval of Certain Amendments to the Articles to Grant the Board Sole Authority to Determine its Size and Provide for the Possibility of Holdover Directors in the Event of No Directors Receiving Sufficient Votes for Election
	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal
•Votes will be cast for approval of the amendments to the Articles to grant the Board sole authority to determine its size and provide for the possibility of holdover directors in the event of no Directors receiving sufficient votes for election

Proposal 3(c): Approval of Certain Amendments to the Articles to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•Broker non-votes are counted for the purpose of establishing the presence of a quorum, but are not counted as votes cast and will have no effect on this proposal
•Votes will be cast for approval of the amendments to the Articles to grant the Board sole authority to permit the issuance of preferred shares with rights and preferences to be determined by the Board from time to time

Proposal 3(d): Approval of Certain Administrative Amendments to the Articles to reflect Flutter's Domestic Issuer Status for the purpose of Exchange Act Reporting	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on these matters and these will be counted as votes cast for each resolution	•Votes will be cast for approval of administrative amendments to the Articles to reflect Flutter's Domestic Issuer Status for the purpose of Exchange Act reporting

Proposal 4(a): Ratification of the Appointment of KPMG as Independent Registered Public Accounting Firm and Auditor	•A majority or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on these proposals	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on these matters and these will be counted as votes cast for each resolution	•Votes will be cast for the non-binding ratification of the appointment of KPMG as independent registered public accounting firm and auditor for the year ended December 31, 2026

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General Information About Our 2026 AGM	Table of Contents

Proposal Item	Questions about Required Votes

	How many votes are required for approval?	How are director withhold votes treated?	How are abstentions treated?	How are broker non-votes treated?	How will signed proxies that do not specify voting preferences be treated?

Proposal 4(b): Ratification of the Authority to Set Compensation of KPMG	•A majority or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on these proposals	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on these matters and these will be counted as votes cast for each resolution	•Votes will be cast for the authorization of the Board to set the compensation of KPMG for the year ending December 31, 2026

Proposal 5: Renewal of the Annual Authority of the Board to Issue Shares	•A majority or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	•Votes will be cast for the Renewal of the Annual Authority of the Board to Issue Shares

Proposal 6: Renewal of the Annual Authority of the Board to Issue Shares for Cash without first Offering Shares to Existing Shareholders	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	•Votes will be cast for the Renewal of Annual Authority of the Board to Issue Shares for Cash without first Offering Shares to Existing Shareholders

Proposal 7: Renewal of the Annual Authority of the Board to make Market Purchases of Shares	•A majority or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	•Votes will be cast for the Renewal of Annual Authority of the Board to make Market Purchases of Shares

Proposal 8: Renewal of the Annual Authority of the Board to Determine the Price Range for the Re-Issue of Treasury Shares Off Market	•Seventy-five percent (75%) or more of votes cast	•N/A	•Abstentions are counted for the purpose of establishing the presence of a quorum, but will not be counted as votes cast and will have no effect on this proposal	•No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast	•Votes will be cast for the Renewal of the Annual Authority of the Board to Determine the Price Range for the Re-Issue of Treasury Shares Off Market

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Table of Contents	General Information About Our 2026 AGM
It is important to note that the proposals to (i) approve the compensation of our NEOs (Proposal 2) and (ii) ratify the appointment of KPMG as our independent registered public accounting firm and auditors for the year ending December 31, 2026 (Proposal 4(a)) are non-binding and advisory proposals. However, the Board intends to carefully consider the results of Proposal 2 in making future compensation decisions and Proposal 4(a) in ratifying the appointment of our independent registered public accounting firm and auditor.
Shareholder Categories
In this Proxy Statement:
(a)“Registered Holders” refers to persons entered on the register of members of the Company (i.e. those shareholders whose shareholding is evidenced by their Statement of Holding and who do not hold their interests in shares as Beneficial Holders or DI Holders).
(b)“Beneficial Holders” refers to persons who hold their interests in the Shares in a stock brokerage account or via a broker, bank, or other nominee that is a participant in DTC.
(c)"DI Holders" refers to holders of the Company’s Depositary Interests (“DIs”) entered in the DI register of the Company.
Proxy Appointment
Any member entitled to attend, speak and vote at the AGM is entitled to appoint any person (who need not be a member of the Company) as a proxy to attend, speak and vote in his/her place. Appointment of a proxy will not affect the right of a member to attend, speak, and vote at the AGM in person should they wish to do so. A member may appoint more than one proxy to attend and vote at the AGM, provided each proxy is appointed to exercise rights attached to different Shares held by that member. A shareholder acting as an intermediary on behalf of one or more clients may grant a proxy to each of its clients or their nominees, provided each proxy is appointed to exercise rights attached to different Shares held by that shareholder. To be valid, a proxy must be received by no later than 2:00 p.m. (Irish time) / 9:00 a.m. (Eastern time) on May 27, 2026 (or in the case of an adjournment or postponement thereof, such later time as may be announced by the Company not being greater than 48 hours before the adjourned or postponed meeting). The process and timelines for appointing a proxy and/or voting at the meeting will depend on the manner in which you hold your Shares, as described below.
Voting at the AGM
(a)Registered Holders: Registered Holders may attend the AGM in person to vote by ballot or may vote by proxy before the AGM by using any one of the following three methods:
(i)by telephone at 1-800-690-6903;
(ii)online by visiting www.proxyvote.com or scanning the QR code and following the instructions on your Form of Proxy; or
(iii)by mail if you received printed Proxy Materials by following the instructions on your Form of Proxy and returning your completed Form of Proxy in the postage-paid envelope accompanying your Proxy Materials. A Registered Holder may also appoint a proxy by delivering the Form of Proxy (or a proxy in the form set out in section 184 of the Companies Act 2014) to The Company Secretary, Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin D04 V972, Ireland by 2:00 p.m. (Irish time) / 9:00 a.m. (Eastern time) on May 27, 2026.
(b)Beneficial Holders: If you are a Beneficial Holder, this document is being made available or forwarded to you by or on behalf of your broker, bank, or other nominee. Only those Beneficial Holders holding shares as of the Record Date or, if the AGM is adjourned, on such other date as is communicated to Beneficial Holders are entitled to vote on the resolutions in respect of such shares. Beneficial Holders may direct their broker, bank, or other nominee on how to vote their shares by following the instructions for voting on the voting instruction form provided by your broker, bank, or other nominee. If you do not direct your broker, bank, or other nominee on how to vote your shares by following the instructions on your voting instruction form, your shares will not be voted at the AGM for any matter that is considered to be “non-routine” under the rules of the NYSE. Under the rules of the NYSE, the only matters which we believe will be considered “routine” and on which

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General Information About Our 2026 AGM	Table of Contents
your broker can vote your shares without receiving instructions from you are Proposals 3(d), 4(a), 4(b), 5, 6, 7 and 8. Your broker does not have discretionary authority to vote your shares on any other matters. We encourage Beneficial Holders to communicate your voting decisions to your broker, bank or other nominee by the time prescribed by your broker, bank, or other nominee and well in advance of the voting deadline for Beneficial Holders of 2:00 p.m. (Irish time) / 9:00 a.m. (Eastern time) on May 27, 2026, to ensure that your vote will be counted. If you wish to vote in person by ballot at the AGM, you must obtain a Legal Proxy from your broker, bank, or other nominee by 2:00 p.m. (Irish time) / 9:00 a.m. (Eastern time) on May 22, 2026 and present it, along with photographic identification, to the Company’s Secretary or other Company representative, at the AGM.
(c)DI Holders:
(i)DI Holders entered in the register of DI Holders of the Company as of the Record Date (or, if the AGM is adjourned, on such other date as is communicated to DI Holders) are entitled to provide voting instructions to Computershare Investor Services plc (“Computershare U.K.”) in respect of the number of DIs registered in their name(s) at that time.
(ii)As a DI Holder, or a representative of a DI Holder, if you wish to attend or vote at the AGM, please obtain a Letter of Representation from your broker or nominee and then provide this letter by email to Computershare U.K. at ukallditeam2@computershare.co.uk by 2:00 p.m. (Irish Time) / 9:00 a.m. (Eastern time) on May 22, 2026. Computershare U.K., on behalf of Computershare Trust Company N.A., will then provide you with a separate Letter of Representation which will confirm the amount of Shares you will represent, allowing you to attend, speak, and vote at the AGM. To attend, speak or vote at the AGM, you must bring this Letter of Representation and present it, along with photographic identification, to the Company Secretary or other Company representative at the AGM. Any DI Holders that do not follow the above process will be unable to represent their position in person at the AGM.
(iii)DI Holders may direct Computershare U.K. to vote the shares represented by their DIs in two ways:
1.By Internet—CREST. Issue an instruction through the CREST electronic voting appointment service using the procedures described in the CREST manual (available from euroclear.com). CREST personal members or other CREST-sponsored members, and those CREST members who have appointed a voting service provider, should refer to their CREST sponsor or voting services provider, who will be able to take the appropriate action on their behalf. For instructions made using the CREST service to be valid, the appropriate CREST message (a CREST Voting Instruction) must be properly authenticated in accordance with the specifications of Euroclear U.K. & International Limited (“EUI”) and must contain the information required for such instructions, as described in the CREST manual. The message, regardless of whether it relates to the voting instruction or to an amendment to the instruction given to Computershare U.K., must be transmitted so as to be received by the Company’s agent (ID 3RA50) by no later than 2:00 p.m. (Irish Time) / 9:00 a.m. (Eastern time) on May 22, 2026. The time of receipt will be taken to be the time (as determined by the timestamp applied to the CREST Voting Instruction by the CREST applications host) from which the Company’s agent is able to retrieve the CREST Voting Instruction by enquiry to CREST in the manner prescribed by CREST. EUI does not make available special procedures in CREST for any particular messages. Normal system timings and limitations apply to the transmission of a CREST Voting Instruction. It is the responsibility of the CREST member to take (or to procure that the CREST sponsor or voting service provider takes) such action necessary to ensure that a CREST Voting Instruction is transmitted by any particular time. CREST members and, where applicable, their CREST sponsors or voting service providers, are referred to those sections of the CREST manual concerning practical limitations of the CREST system and timings.
2.By Mail. Complete and return a Form of Instruction to Computershare U.K. using the reply-paid envelope that accompanied the Form of Instruction or by posting it to Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. To be effective, all Forms of Instruction must be received by Computershare U.K. by 2:00 p.m. (Irish Time) / 9:00 a.m. (Eastern time) on May 22, 2026. Computershare U.K., as the depositary, will then make arrangements to vote your underlying Shares according to your instructions.

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Table of Contents	General Information About Our 2026 AGM
Rules of Conduct
The AGM and Question Period Rules of Conduct (the “Rules”) will be available on our website at https://www.flutter.com/investors/shareholder-information/agm and will apply to conduct of the AGM. The Rules will address such matters as the number or types of questions we will address during the AGM and during the Question Period, how we will respond to such questions, and the guidelines for submitting questions.
Listening to the AGM via Webcast
Holders of Shares are entitled to attend, speak and vote at general meetings of the Company (including this AGM). Shareholder participation and engagement remain important to us and, therefore, shareholders will also be provided with a facility to listen to the AGM remotely by using the Broadridge Financial Solutions, Inc. ("Broadridge") webcast platform at www.virtualshareholdermeeting.com/FLUT2026. Shareholders listening to the proceedings of the AGM via the Broadridge webcast platform and wishing to vote at the AGM will still need to submit proxy voting instructions by the relevant deadlines before the AGM, as it will not be possible to vote, speak or ask questions at the AGM using the Broadridge webcast platform. Further information on accessing the Broadridge webcast platform for Registered Holders, Beneficial Holders, and DI Holders is set out below:
(i)Registered Holders: As a Registered Holder, you will be able to listen to proceedings at the AGM online by visiting www.virtualshareholdermeeeting.com/FLUT2026 and following the instructions on your Proxy Card or on the instructions that accompanied your Proxy Materials.
(ii)Beneficial Holders: Beneficial Holders may register to listen to proceedings at the AGM online by visiting www.virtualshareholdermeeeting.com/FLUT2026 and inserting the control number received with their voting instruction form. If you do not have a control number, you may listen to the AGM via webcast as a "Guest."
(iii)DI Holders: DI Holders may listen to proceedings at the AGM online as a "Guest" by visiting www.virtualshareholdermeeeting.com/FLUT2026.
Revocation of Your Vote
Beneficial Holders and DI Holders who wish to revoke or change their votes should contact the organization that holds their Shares. Registered Holders may revoke or change their proxy by voting a new proxy pursuant to the voting methods set forth above by providing a written notice of revocation to the Company Secretary or by attending and voting at the AGM in person.
Confidentiality of Your Vote
We keep all the proxies, ballots and voting tabulations confidential as a matter of practice. We only let our Inspector of Election, Broadridge, examine these documents. Occasionally, shareholders provide written comments on their Proxy Card, which are then forwarded to us by Broadridge.
Proxy Solicitation
The Company is paying the costs of the solicitation of proxies. Members of the Board and officers and employees may solicit proxies by mail, telephone, fax, email or in person. We will not pay directors, officers, or employees any extra amounts for soliciting proxies. We may, upon request, reimburse brokerage firms, banks, or similar entities representing Beneficial Holders for their expenses in forwarding Proxy Materials to their customers who are Beneficial Holders and obtaining their voting instructions.
In connection with the AGM, the Company has engaged Georgeson LLC to assist in the solicitation of proxies. The Company will pay Georgeson $15,000 plus reasonable out-of-pocket expenses for its assistance.

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General Information About Our 2026 AGM	Table of Contents
Voting Results
We will file a current report on Form 8-K with the SEC including the final voting results from the AGM within four business days after the AGM. In addition, the results of the AGM will be announced via Regulatory News Service and published on the website of the Company.
Other Information
For your review, we make available free of charge on or through our website at www.flutter.com under the ‘‘Investor Relations/SEC Filings’’ section, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. Hard copies may be obtained free of charge by contacting our Company Secretary. Copies may also be accessed electronically by means of the SEC’s website on the Internet at www.sec.gov. Neither our Annual Report on Form 10-K for the year ended December 31, 2025, nor the 2025 Annual Report shall constitute a part of the proxy solicitation materials.
Contacting Our Company Secretary
In several sections of this Proxy Statement, we suggest that you should contact our Company Secretary to follow up on various items. You can reach our Company Secretary by writing to the Company Secretary at Flutter Entertainment plc, Belfield Office Park, Beech Hill Road, Clonskeagh, Dublin, D04 V972.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 29, 2026.
The Notice of Annual General Meeting, Proxy Statement, Form of Proxy, Annual Report and Accounts 2025 (together with the Irish Statutory Accounts) are also available at www.proxyvote.com.

104	Flutter Entertainment plc 2026 Proxy Statement

Householding of Annual General Meeting Materials
Some banks, brokers and other holders of record may be participating in the practice of ‘‘householding’’ proxy statements, annual reports, or notices. This means that only one copy of our Proxy Materials or Notice of Availability, as applicable, may have been sent to multiple shareholders in your household. If you want to receive separate copies of our Proxy Materials or Notice of Availability, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other holder of record, or you may contact Broadridge Householding Department, by calling their toll free number, 1-866-540-7095 or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

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Other Matters
The Board does not know of any other matters that are to be presented for action at the Annual General Meeting. Should any other matter arise at the Annual General Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.
BY ORDER OF THE BOARD OF DIRECTORS,
Edward Traynor
Company Secretary
April 16, 2026

106	Flutter Entertainment plc 2026 Proxy Statement

Annex A — Non-GAAP Figures
This Proxy Statement includes Adjusted EBITDA, Free Cash Flow and Adjusted Earnings Per Share (“Adjusted EPS”) which are non-GAAP financial measures that we use to supplement our results presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented solely as supplemental disclosures to reported GAAP measures because we believe that these non-GAAP measures are useful in evaluating our operating performance, similar to measures reported by its publicly-listed U.S. competitors, and regularly used by analysts, lenders, financial institutional and investors as measures of performance. Adjusted EBITDA, Free Cash Flow and Adjusted EPS are not intended to be substitutes for any GAAP financial measures, and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.
Adjusted EBITDA is defined on a Group basis as net income (loss) before income taxes; other income, net; interest expense, net; depreciation and amortization; transaction fees and associated costs; restructuring and integration costs; impairment of property and equipment, intangible assets, right-of-use assets and goodwill and share based compensation expense.
See below a reconciliation of Adjusted EBITDA to net income, the most comparable GAAP measure.

	Fiscal year ended December 31

($ in millions)	2025	2024

Net income / (loss)	(407)	162
Add back:
Income taxes	286	(146)
Other expense, net	(358)	434
Interest expense, net	515	419
Depreciation and amortization	1,517	1,097
Impairment [3]	561	—
Share-based compensation expense	260	202
Transaction fees and associated costs[1]	224	54
Restructuring and integration costs[2]	247	135
Adjusted EBITDA	2,845	2,357
1.Fees primarily associated with the revision of Boyd market access agreements and the Snai and NSX acquisitions, and for the year ended December 31, 2024, with implementation of internal controls, information system changes and other strategic advisory fees related to the change in the primary listing of the Group.
2.Costs primarily relate to various restructuring, acquisition integration and other strategic initiatives to drive synergies. The programs are expected to run until 2027. These actions include efforts to consolidate and integrate our technology infrastructure, back-office functions and relocate certain operations to lower cost locations. It also includes business process re-engineering cost, planning and design of target operating models for the Group's enabling functions and discovery and planning related to the Group's anticipated migration to a new enterprise resource planning system. The costs primarily include severance expenses, advisory fees and temporary staffing costs.
3.Impairment primarily relates to Junglee. The Promotion and Regulation of Online Gaming Act, 2025 (the “Act”), which was passed by the Indian Parliament and received Presidential assent on August 22, 2025, bans all forms of online real money gaming in India. As a result of the Act, from August 22, 2025, Junglee Games Inc (“Junglee,” “Junglee Games”) ceased offering all real-money games in India. The Junglee impairment charge is $556 million before income taxes. The assets impaired substantially consists of goodwill of $517 million, acquired and developed intangibles of $32 million and other long-lived assets of $7 million. The $517 million of goodwill impaired is not deductible for tax purposes, and therefore there is no income tax benefit. Income tax impacts arising for acquired and developed intangibles and other long-lived assets are not material.

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Annex A	Table of Contents
Free cash flow is defined as net cash provided by (used in) operating activities less payments for property and equipment, intangible assets and capitalized software. We believe that excluding these items from free cash flow better portrays our ability to generate cash, as such items are not indicative of our operating performance for the period. This non-GAAP measure may be useful to investors and other users of our financial statements as a supplemental measure of our cash performance, but should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating cash flows presented in accordance with GAAP. Free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of our ability to fund our cash needs. Our calculation of free cash flow may differ from similarly titled measures used by other companies, limiting their usefulness as a comparative measure.
See below a reconciliation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP measure.

	Fiscal year ended December 31

($ in millions)	2025	2024

Net cash provided by operating activities	1,184	1,602
Less cash impact of:
Purchases of property and equipment	(105)	(144)
Purchases of intangible assets	(162)	(136)
Capitalized software	(510)	(381)
Free Cash Flow	407	941
Adjusted EPS is calculated by dividing adjusted net income attributable to Flutter shareholders by the number of diluted weighted-average ordinary shares outstanding in the period.
See below a reconciliation of Adjusted Earnings Per Share to diluted earnings per share, the most comparable GAAP measure.

	Fiscal year ended December 31

	$2025	2024

Earnings (loss) per share to Flutter shareholders	(1.75)	0.24
Add/ (Less):
Transaction fees and associated costs	1.27	0.30
Restructuring and integration costs	1.39	0.75
Impairment	3.18	—
Amortization of acquired intangibles	4.84	3.23
Accelerated amortization	—	—
Share-based compensation	1.47	1.12
Loss on settlement of long-term debt	0.13	0.04
Financing related fees not eligible for capitalization	0.04	0.04
Fair value (gain) / loss on derivative instruments	(0.06)	0.01
Fair value gain on contingent consideration	—	(0.02)
Fair value (gain) / loss on Fox Option Liability	(1.70)	2.37
Fair value loss on investment	—	0.01
Tax impact of above adjustments	(0.87)	(0.82)
Adjusted earnings per share	7.94	7.27

A-2	Flutter Entertainment plc 2026 Proxy Statement

Annex B — Memorandum and Articles of Association
COMPANIES ACTS 2014
PUBLIC COMPANY LIMITED
MEMORANDUM OF ASSOCIATION
of
FLUTTER ENTERTAINMENT PUBLIC LIMITED COMPANY
(as amended by all resolutions passed up to and including 14 May 2020)
1.The name of the company is Flutter Entertainment Public Limited Company.
2.The Company is to be a public limited company for the purposes of Part 17 of the Companies Act 2014.
3.The objects for which the Company is established are:
(a)To provide betting and gaming services including electronic betting and gaming services together with any other products or services which may be advantageously carried on or provided separately or in conjunction therewith, including the carrying on of the business or businesses of promoters of entertainments, amusements, information services, sports and pastimes and as proprietors, managers or promoters of dance halls, casinos, cinemas, theatres, film studios, radio and television stations, indoor and outdoor sport stadiums, fairgrounds, racecourses, holiday camps and automated coin operated amusements machines in Ireland and elsewhere.
(b)The company may make available, publish, distribute, licence, copy or otherwise deliver in any manner its services via any medium including without limitation the Internet, intranets, extranets, mobile phones, GSM phones, WAP phones, databases, interactive television, digital media services, electronic media services, platforms, or any networks (including but without limitation telecommunications, wireless, radio, television, cable, satellite, terrestrial networks) currently in existence of which may be developed in the future.
(c)To carry on the businesses of a holding, investment, estate and trust company and to raise money on such terms and conditions as may be thought desirable, and invest the amount thereof in or upon or otherwise acquire and hold shares, stocks, debentures, debenture stocks, bonds mortgages, obligations and securities of any kind issued or guaranteed by any public or private company, corporation or undertaking of whatever nature wherever situated or carrying on business and shares, stocks, debentures, debenture stocks, bonds, obligations and other securities of Ireland or any other government or authority supreme, municipal, local or otherwise in any part of the world.
(d)To perform any duty or duties imposed on the Company by or under any enactment and, to exercise any power conferred on the Company by or under any enactment.
(e)To carry on all or any of the businesses aforesaid either as a separate business or as the principal business of the Company, and to carry on any other business (whether manufacturing or otherwise) which may seem to the Company capable of being conveniently carried on in connection with the above objects or calculated directly or indirectly to enhance the value of or render more profitable any of the company’s property.
(f)To incorporate or cause to be incorporated any one or more subsidiaries of the Company (within the meaning of the Companies Act 2014) for the purpose of carrying on any business.
(g)To acquire and undertake the whole or any part of the business, property and liabilities of any person or company carrying on any business which the Company is authorised to carry on.

Flutter Entertainment plc 2026 Proxy Statement	B-1

Annex B	Table of Contents
(h)To apply for, purchase or otherwise acquire any patents, trade markets, brevets d’invention, licences, concessions and the like conferring any rights of any sort to use or any secret or other information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property rights or information so acquired.
(i)To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly or indirectly to benefit the Company.
(j)To purchase or otherwise acquire shares and securities of the Company or any company and to sell, hold, re-issue or otherwise deal with the same.
(k)To enter into any arrangements with any Governments or authorities, supreme, municipal, local or otherwise, that may seem conducive to the Company’s objects or any of them and to obtain from any such Government or authority any rights, privileges and concessions which the company may think it desirable to obtain and to carry out, exercise and comply with any such arrangements, rights, privileges and concessions.
(l)To establish and support or aid in the establishment and support of associations, institutions, funds, trusts and conveniences calculated to benefit directors and ex- directors, employees or ex-employees of the Company or the dependents or connections of such persons and (without prejudice to the generality of the foregoing) to grant gratuities, pensions or allowances on retirement or death to or in respect of any such persons and including the establishment of share option schemes, enabling employees of the company or other persons aforesaid to become shareholders in the Company, or otherwise to participate in the profits of the Company upon such terms and in such manner as the Company thinks fit, and to make payments towards insurance and to subscribe or guarantee money for charitable or benevolent objects or for any exhibition or for any public, general or useful object, or any other object whatsoever which the Company may think advisable.
(m)To establish and contribute to any scheme for the purchase by trustees of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to the trustees of such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.
(n)To establish any scheme or otherwise to provide for the purchase by or on behalf of customers of the Company of shares in the Company.
(o)To promote any company or companies for the purpose of acquiring all or any of the assets and liabilities of the Company or for any other purpose which may seem directly or indirectly calculated to benefit the Company.
(p)Generally to purchase, take on lease or in exchange, hire or otherwise acquire any real and personal property and any rights or privileges which the company may think necessary or convenient for the purposes of its business.
(q)To develop and turn to account any land acquired by the Company or in which it is interested and in particular by laying out and preparing the same for building purposes, constructing, altering, pulling down, decorating, maintaining, fitting up and improving buildings and conveniences, letting on building leases or building agreement and by advancing money to and entering into contracts and arrangements of all kinds with builders, tenants and others.
(r)To construct, maintain and alter any building or works necessary or convenient for any of the purposes of the Company.
(s)To invest and deal with the monies of the Company not immediately required in such manner as may from time to time be determined.
(t)To lend and advance money or give credit to such persons or companies whether with or without security and on such terms as may seem expedient, and in particular to customers and others having dealings with the Company; and to give guarantees or become security for any liabilities or obligations (present or future) of any persons or companies and generally to give any guarantees, indemnities and security on such terms and conditions as the Company may think fit.

B-2	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Annex B
(u)To borrow or raise or secure the payment of money (including money in a currency other than the currency of the State) in such manner as the Company shall think fit and in particular by the issue of debentures or debenture stock, perpetual or otherwise, charged upon all or any of the Company’s property, both present and future, including its uncalled capital and to purchase, redeem or pay off any such securities.
(v)To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any security (including any security denominated or repayable in a currency other than the currency of the State) of any person firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company or subsidiary as defined by the Companies Act 2014 or another subsidiary as defined by the Companies Act 2014 of the Company’s holding company or otherwise associated with the Company in business.
(w)To engage in currency exchange, interest rate and/or commodity or index linked transactions (whether in connection with or incidental to any other contract, undertaking or business entered into or carried on by the Company or whether as an independent object or activity) including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars, commodity or index linked swaps and any other foreign exchange, interest rate or commodity or index linked arrangements and such other instruments as are similar to or derive from any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other purpose and to enter into any contract for and to exercise and enforce all rights and powers conferred by or incidental, directly or indirectly, to such transactions or termination of any such transactions.
(x)To remunerate any person or company for services rendered or to be rendered in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital or any debentures, debenture stock or other securities of the Company or in or about the formation or promotion of the Company or the conduct of its business.
(y)To draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.
(z)To undertake and execute any trusts the undertaking whereof may seem desirable and either gratuitously or otherwise.
(aa)To sell or dispose of the undertaking of the Company or any part thereof for such consideration as the Company may think fit, and including for shares, debentures or securities of any other company having objects altogether or in part similar to those of the Company.
(bb)To adopt such means of making known the products and services of the Company as may seem expedient and in particular by advertising in the press, by circulars, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes, rewards and donations.
(cc)To obtain any enactment for enabling the Company to carry any of its objects into effect or for effecting any modification of the Company’s constitution or for any other purpose which may seem expedient and to oppose any proceedings or applications which may seem calculated directly or indirectly to prejudice the Company’s interests.
(dd)To procure the Company to be registered or recognised in any country or place.
(ee)To sell, improve, manage, develop, exchange, lease, mortgage, enfranchise, dispose of, turn to account or otherwise deal with all or any of the property and rights of the Company.
(ff)To promote freedom of contract, and to resist, insure against, counteract and discourage interference therewith, to join any lawful federation, union or association or do any other lawful act or thing with a view to preventing or resisting directly or indirectly any interruption of or interference with the Company’s or any other trade or business or providing or safeguarding against the same, or resisting or opposing any strike, movement or organisation, which may be thought detrimental to the interests of the Company or its employees and to subscribe to any association or fund for any such purposes.
(gg)To grant bonuses to any person or persons who are or have been in the employment of the Company.

Flutter Entertainment plc 2026 Proxy Statement	B-3

Annex B	Table of Contents
(hh)To grant, convey, transfer or otherwise dispose of any property or asset of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether byway of the gift or otherwise the Directors shall deem fit and to grant any fee farm grant or lease or to enter into any agreement for letting or hire of any such property or assets for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.
(ii)To do all or any of the above things in any part of the world and as principals, agents, contractors, trustees or otherwise and by or through trustees, agents or otherwise and either alone or in conjunction with others.
(jj)To distribute any of the property of the Company in specie among the members.
(kk)To do anything which appears to the Company to be requisite, advantageous or incidental to, or which appears to the Company to facilitate, either directly or indirectly, the attainment of the above objects or any of them.
NOTE: It is hereby declared that the word “Company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere.
4.The liability of the members is limited.
5.The share capital of the Company is €27,000,000 divided into 300,000,000 Ordinary Shares of € 0.09 each.

Name of Subscribers Ethel Donnelly Cowper Road Dublin Clerk	Number of Shares One
John Desmond Doran Wainsfort Road Terenure Dublin Accountant	One
Dated this 2nd day of April 1958
WITNESS:
John Donnelly
Nassau Street
Dublin 2
Chartered Accountant

B-4	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Annex B
COMPANIES ACT 2014
A PUBLIC COMPANY LIMITED BY SHARES
ARTICLES OF ASSOCIATION
of
FLUTTER ENTERTAINMENT PUBLIC LIMITED COMPANY
(as amended by all resolutions passed up to and including [___], 2026 ~~1 May 2024~~)
Part 1
PRELIMINARY
1.Interpretation
(a)The provisions set out in these Articles of Association shall constitute the whole of the regulations applicable to the Company and no “optional provision” as defined by Section 1007(2) of the Companies Act 2014 (with the exception of Sections 83 and 84 of the Companies Act 2014) shall apply to the Company.
(b)In these Articles the following expressions shall have the following meanings:
(i)“Act”, the Companies Act 2014 and every statutory modification and re-enactment thereof for the time being in force;
(ii)“Acts”, the Act and all statutes and statutory instruments which are to be read as one with, or construed or read together with or as one with, the Act and every statutory modification and re-enactment thereof for the time being in force;
(iii)“advanced electronic signature”, the meaning given to that expression in the Electronic Commerce Act, 2000;
(iv)“Approved Nominee”, a person appointed under contractual arrangements with the Company to hold shares or rights or interests in shares of the Company on a nominee basis;
(v)“Articles”, these articles of association as from time to time and for the time being in force;
(vi)“Auditors”, the auditors for the time being of the Company;
(vii)“Board”, the board of Directors of the Company;
(viii)“central securities depository”, the meaning given to that term in the CSD Regulation;
(ix)“Chief Executive”, shall include any equivalent office;
(x)“Clear Days”, in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;
(xi)“a company”, shall be deemed to include any partnership or other body of persons whether incorporated or not and whether domiciled in the State or elsewhere;
(xii)“Company”, the company whose name appears in the heading to these Articles;
(xiii)“CSD Regulation”, Regulation (EU) No. 909/2014 of the European Parliament and of the Council of 23 July, 2014 on improving securities settlement in the European Union and on central securities depositories and amending Directives 98/26/EC and 2014/65/EU and Regulation (EU) No 236/2012;
(xiv)“Directors”, the Directors for the time being of the Company or any of them acting as the Board;
(xv)“Disclosure Notice”, a notice issued in accordance with Section 1062 of the Act or a request made in accordance with Section 1110B of the Act or other applicable law;
(xvi)“Disposal Notice”, the meaning given to that term in Article 41;
(xvii)“Disposal Shares”, the meaning given to that term in Article 41;
(xviii)“DTC”, The Depositary Trust Company;

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Annex B	Table of Contents
(xix)“electronic communication”, the meaning given to that word in the Electronic Commerce Act, 2000;
(xx)“electronic signature”, the meaning given to that word in the Electronic Commerce Act, 2000;
(xxi)“Exchange Act” means the US Securities Exchange Act of 1934, as amended;
~~(xxii)“Foreign Private Issuer” means has the meaning given to such term in Rule 405 of the Securities Act 1933 (as amended) and Rule 3b-4(c) of the Exchange Act;~~
(xxii)    “Gaming Regulatory Authority”, the meaning given to that word in Article 45;
(xxiii)    “Group”, the Company and its subsidiaries from time to time and for the time being;
(xxiv)     “Holder”, in relation to any share, the member whose name is entered in the Register as the holder of the share or, where the context permits, the members whose names are entered in the Register as the joint holders of shares;
(xxv)    “intermediary”, the meaning given to that term section 1110A of the Act;
(xxvi)    “Office”, the registered office for the time being of the Company;
(xxvii)    “proponent persons”, the meaning given to that term in Article 59A;
(xxviii)    “public announcement”, disclosure (i) in a press release released by the Company, provided such press release is released by the Company following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable news service, or is generally available on internet news sites, or (ii) in a document publicly filed by the Company with the United States Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder;
(xxix)    “Qualified Certificate”, the meaning given to that word in the Electronic Commerce Act, 2000;
(xxx)    “Record Date”, the date and time specified by the Company for eligibility for voting at a general meeting, subject to complying with any minimum or maximum periods prescribed by the Act;
(xxxi)     “redeemable shares” means redeemable shares as defined by section 64 of the Act;
(xxxii)    “Register”, the register of members to be kept as required by the Acts;
(xxxiii)    “Registrar” means the person or persons appointed from time to time to maintain the Register;
(xxxiv)    “Regulation FD” means Regulation Fair Disclosure of 2000;
(xxxv)    “Relevant Shares”, the meaning given to that term in Article 40;
(xxxvi)    “Seal”, the common seal of the Company or (where relevant) the official securities seal kept by the Company pursuant to the Acts;
(xxxvii)    “Secretary”, the Secretary of the Company and any person appointed to perform the duties of the Secretary of the Company;
(xxxviii)    “securities settlement system”, a securities settlement system (as defined in the CSD Regulation) operated by a central securities depository;
(xxxix)    “Shareholder Regulatory Event”, the meaning given to that term in Article 44;
(xl)    “Shareholder Regulatory Event Notice”, the meaning given to that term in Article 40;
(xli)    “State”, Ireland;
(xlii)    “Stock Exchanges”, any stock exchanges on which the Directors have approved the listing and admission to trading of any of the Company’s shares from time to time;
(xliii)    “treasury shares”, shares in the Company which have been redeemed or purchased by the Company, and are held by the Company, as treasury shares in accordance with the Act;
(xliv)    “United Kingdom”, the United Kingdom of Great Britain and Northern Ireland;
(xlv)    “Voting Commitment”, the meaning given to that term in Article 59A; and

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Table of Contents	Annex B
(xlvi)    “warrants to subscribe”, a warrant or certificate or similar document indicating the right of the registered Holder thereof (other than under a share option scheme for employees) to subscribe for shares in the Company.
(c)Expressions in these Articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes or representing or reproducing words in a visible form except as provided in these Articles and/or, where it constitutes writing in electronic form sent to the Company, the Company has agreed to its receipt in such form. Expressions in these Articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these Articles referring to receipt of any electronic communications shall, unless the contrary intention appears, be limited to receipt in such manner as the Company has approved.
(d)Unless the contrary intention appears, the use of the word “address” in these Articles in relation to electronic communications includes any number or address used for the purpose of such communications.
(e)Unless specifically defined herein or the context otherwise requires, words or expressions contained in these Articles shall bear the same meaning as in the Acts but excluding any statutory modification thereof not in force when these Articles become binding on the Company.
(f)The headings and captions included in these Articles are inserted for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of these Articles.
(g)References in these Articles to any enactment or any section or any regulation or provision thereof shall mean such enactment, section or provision as the same may be amended and may be from time to time and for the time being in force.
(h)In these Articles the masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

PART 2
SHARE CAPITAL AND RIGHTS
2.Share capital
The share capital of the Company is €27,000,000 divided into 300,000,000 Ordinary Shares of €0.09 each.
3.Rights attaching to shares
Without prejudice to any special rights conferred on the Holders of any existing shares or class of shares and subject to the provisions of the Acts, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine.
3A. Rights attaching to preferred shares
(a)     The Board is empowered to cause preferred shares to be issued from time to time as shares of one or more series of preferred shares, and in the resolution or resolutions providing for the issue of preferred shares of each particular series, before issuance, the Board is expressly authorised to fix:
(i)    the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except as otherwise provided by the Board in creating such series) or decreased (but not below the number of shares thereof then in issue) from time to time by resolution of the Board;
(ii)    the rate of dividends payable on shares of such series, if any, whether or not and upon what conditions dividends on shares of such series shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate and the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of share capital;
(iii)    the terms, if any, on which shares of such series may be redeemed, including without limitation, the redemption price or prices for such series, which may consist of a redemption price or scale of redemption prices applicable only to redemption in connection with a sinking fund (which term as used herein shall

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include any fund or requirement for the periodic purchase or redemption of shares), and the same or a different redemption price or scale of redemption prices applicable to any other redemption;
(iv)    the terms and amount of any sinking fund provided for the purchase or redemption of shares of such series;
(v)    the amount or amounts which shall be paid to the holders of shares of such series in case of liquidation, dissolution or winding up of the Company, whether voluntary or involuntary;
(vi)    the terms, if any, upon which the holders of shares of such series may convert shares thereof into shares of any other class or classes or of any one or more series of the same class or of another class or classes;
(vii)    the voting rights, full or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional Directors in case of dividend arrears or other specified events, or upon other matters;
(viii)    whether or not the holders of shares of such series, as such, shall have any pre-emptive or preferential rights to subscribe for or purchase shares of any class or series of shares of the Company, now or hereafter authorised, or any securities convertible into, or warrants or other evidences of optional rights to purchase or subscribe for, shares of any class or series of the Company, now or hereafter authorised;
(ix)    the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends, or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, any other class or classes of shares ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;
(x)    the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional shares (including additional shares of such series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or distribution of assets upon liquidation; and
(xi)    such other rights, preferences and limitations as may be permitted to be fixed by the Board of the Company under the laws of Ireland as in effect at the time of the creation of such series.
(b)    The Board is authorised to change the designations, rights, preferences and limitations of any series of preferred shares theretofore established, no shares of which have been issued.
(c)     The rights conferred upon the member of any pre-existing shares in the share capital of the Company shall be deemed not to be varied by the creation, issue and allotment of preferred shares in accordance with these Articles.

4.Redeemable shares
(a)Subject to the provisions of the Acts, any shares may be issued on the terms that they are, or at the option of the Company are, liable to be redeemed on such terms and in such manner as the Company may by special resolution determine. In addition, and subject as aforesaid, the Company is hereby authorised to redeem (on such terms as may be contained in, or be determined pursuant to the provisions of, these Articles or a special resolution of the Company) any of its shares which have been converted into redeemable shares. Subject as aforesaid, the Company may cancel any shares so redeemed or may hold them as treasury shares and re-issue such treasury shares as shares of any class or classes or cancel them and the Directors may resolve to permit the re-issue of treasury shares to be paid for in a currency or currencies other than euro and, in such cases, the payment shall be subject to the conversion rate or rates as may be determined by the Directors in relation thereto.
(b)Subject to the provisions of the Acts and unless the Directors determine otherwise, an Ordinary Share shall be deemed to be a redeemable share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company (or any person acting on the Company’s behalf) and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party. In these circumstances, unless the Directors determine otherwise, the acquisition of such Ordinary Shares or an interest in such Ordinary Shares by the Company, save where acquired otherwise than for valuable consideration in accordance with the Act, shall constitute the redemption of a redeemable share in accordance with the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any Ordinary Share a redeemable share in the circumstances set out in this Article 4(b).

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(c)Subject to the Acts, the Company may convert any of its shares into redeemable shares.
5.Variation of rights
(a)Whenever the share capital is divided into different classes of shares, the rights attached to any class may be varied or abrogated with the consent in writing of the Holders of three-fourths in nominal value of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the Holders of the shares of the class, and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding-up. The quorum at any such separate general meeting, other than an adjourned meeting, shall be two persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class in question and the quorum at an adjourned meeting shall be one person holding shares of the class in question or his proxy.
(b)The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by these Articles or the terms of the issue of the shares of that class, be deemed to be varied by a purchase or redemption by the Company of its own shares or by the creation or issue of further shares ranking pari passu therewith or subordinate thereto.
6.Trusts not recognised
(a)Except as required by law, or as provided in Article 6(b), no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these Articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring any Holder or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.
(b)Where shares are registered in the name of a nominee of a central securities depository acting in its capacity as operator of a securities settlement system, all rights attaching to such shares may be exercised on the instruction of the central securities depository (or its agents) and the Company shall have no liability to such nominee where it acts in response to such instructions, save to the extent expressly agreed in writing with such central securities depository (or its nominee) or required by applicable law.
7.Disclosure of interests
(a)If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member, has been duly served with a Disclosure Notice and is in default for the prescribed period (as defined in sub-paragraph (h)(ii)) in supplying to the Company the information thereby required, or, in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “Direction Notice”) to such member direct that:
(i)in respect of the shares in relation to which the default occurred (the “Default Shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company;
(ii)where the nominal value of the Default Shares represents at least 0.25 per cent of the nominal value of the issued shares of the class concerned, then the Direction Notice may additionally direct that:
(A)except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the Default Shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member (but the provisions of this sub-paragraph (A) shall apply only to the extent permitted from time to time by applicable law);
(B)no other distribution shall be made on the Default Shares;
(C)no transfer of any of the Default Shares held by such member shall be registered unless:

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(I)the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or
(II)the transfer is an approved transfer (as defined in sub- paragraph (h)(iii)).
The Company shall send to each other person appearing to be interested in the shares the subject of any Direction Notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.
(b)Where any person appearing to be interested in the Default Shares has been duly served with a Direction Notice and the Default Shares which are the subject of such Direction Notice are held by an Approved Nominee, the provisions of this Article shall be treated as applying only to such Default Shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee. Where a central securities depository (or its nominee(s)) has been duly served with a Direction Notice and the Default Shares which are the subject of such Direction Notice are held by a central securities depository (or its nominee(s)), the provisions of this Article shall be treated as applying only to such Default Shares held by the central securities depository (or its nominee(s)) and not (insofar as such person’s apparent interest is concerned) to any other shares held by the central securities depository (or its nominee(s)).
(c)Where the member on which a Disclosure Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information relating to any person appearing to be interested in the shares held by it as has been recorded by it pursuant to the arrangements entered into by the Company or approved by the Directors pursuant to which it was appointed as an Approved Nominee.
(d)Any Direction Notice shall cease to have effect:
(i)in relation to any shares which are transferred by such member by means of an approved transfer; or
(ii)when the Directors are satisfied that such member and any other person appearing to be interested in shares held by such member, has given to the Company the information required by the relevant Disclosure Notice.
(e)The Directors may at any time give notice cancelling a Direction Notice.
(f)Where an intermediary receives a Disclosure Notice and is in possession or control of the information to which the Disclosure Notice relates, it shall as soon as practicable provide the Company with that information. Any intermediary that receives a Disclosure Notice and is not in possession or control of the information to which it relates shall as soon as practicable:
(i)inform the Company that it is not in possession or control of the information;
(ii)where the intermediary is part of a chain of intermediaries, transmit the request to each other intermediary in the chain known to the first mentioned intermediary as being part of the chain; and
(iii)provide the Company with the details of each intermediary, if any, to which the request has been transmitted under sub-paragraph (ii).
(g)Unless otherwise required by applicable law, where a notice is served pursuant to the terms of this Article 7 on the Holder of a share and such Holder is a central securities depository (or its nominees(s)) acting in its capacity as the operator of a securities settlement system, the obligations of the central securities depository (or its nominees(s)) as a Holder pursuant to this Article 7 shall be limited to disclosing to the Company in accordance with this Article 7 such information relating to the ownership of or interests in the share concerned as has been recorded by it pursuant to the rules made and practices instituted by the central securities depository, provided that nothing in this Article 7 shall in any other way restrict the powers of the Directors under this Article 7.

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(h)For the purposes of this Article:
(i)a person shall be treated as appearing to be interested in any shares if the member holding such shares has in response to a Disclosure Notice either (i) named such person as being so interested or (ii) failed to establish the identities of all those interested in the shares and (after taking into account the said response and any other relevant response to a Disclosure Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;
(ii)the prescribed period is 28 days from the date of service of the said Disclosure Notice unless the nominal value of the Default Shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, when the prescribed period is 14 days from that date;
(iii)a transfer of shares is an approved transfer if but only if:
(A)it is a transfer of shares to an offeror by way or in pursuance of the acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them;
(B)the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or
(C)the transfer results from a sale made through a stock exchange on which the Company’s shares are normally traded.
(i)Nothing contained in this Article shall limit the power of the Company under Section 1066 of the Act or otherwise under Irish law.
(j)For the purpose of establishing whether or not the terms of any notice served under this Article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.
8.Allotment of shares
(a)Subject to the provisions of the Acts relating to authority, pre-emption or otherwise in regard to the issue of, or the grant of options over, or other rights to subscribe for, new shares and of any resolution of the Company in general meeting passed pursuant thereto, all unissued shares (including treasury shares) for the time being in the capital of the Company shall be at the disposal of the Directors and (subject to the provisions of the Acts) they may allot, grant options over or otherwise dispose of them to such persons on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its shareholders, but so that no share shall be issued at a discount to its nominal value and so that, in the case of shares offered for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.
(b)Without prejudice to the generality of the powers conferred on the Directors by the other paragraphs of this Article, the Directors may grant from time to time options to subscribe for the unallotted shares in the capital of the Company to persons in the service or employment of the Company or any subsidiary or associated company of the Company (including Directors holding executive offices) on such terms and subject to such conditions as may be approved from time to time by the Directors or by any committee thereof appointed by the Directors for the purpose of such approval.
(c)The Company may issue warrants to subscribe (by whatever name they are called) to any person to whom the Company has granted the right to subscribe for shares in the Company (other than under a share option scheme for employees) certifying the right of the registered Holder thereof to subscribe for shares in the Company upon such terms and conditions as the right may have been granted.
(d)Where the Directors are authorised to allot relevant securities in accordance with Section 1021 of the Act, the Company may at any time and from time to time resolve by a special resolution referring to this Article 8(d) that the Directors be empowered pursuant to Section 1023 of the Act to allot equity securities (as defined by Section 1023 of

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the Act) for cash pursuant to their authority to allot relevant securities as if sub-section (1) of Section 1022 of the Act did not apply to any such allotment provided that this power shall be limited to:
(i)the allotment of equity securities in connection with any rights issue, open offer or otherwise in favour of ordinary shareholders (other than those holders with registered addresses outside the State to whom an offer would, in the opinion of the Directors, be impractical or unlawful in any jurisdiction) and/or any persons having a right to subscribe for or convert securities into ordinary shares in the capital of the Company (including without limitation any holders of options under any of the Company’s share option schemes for the time being) where the equity securities respectively attributable to the interests of such ordinary shareholders or such persons are proportionate (as nearly as may be) to the respective number of ordinary shares held by them or for which they are entitled to subscribe or convert into subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with any regulatory requirements, legal or practical problems in respect of overseas shareholders, fractional entitlements or otherwise; and
(ii)the allotment of equity securities (other than pursuant to any such issue as referred to in paragraph (i) above) up to the maximum aggregate nominal value specified in such special resolution;
and such power (unless otherwise specified in such special resolution or varied or abrogated by special resolution passed at an intervening extraordinary general meeting) shall expire at the earlier of the close of business on the date of the next annual general meeting of the Company after the passing of such special resolution or on such later date as may be specified in the special resolution subject to the provisions of the Act, provided that the Company may before such expiry make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such offer or agreement as if the power conferred hereby had not expired.
9.Payment of commission
The Company may exercise the powers of paying commissions conferred by the Acts. Subject to the provisions of the Acts, any such commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other. On any issue of shares the Company may also pay such brokerage as may be lawful.
10.Payment by instalments
If by the conditions of allotment of any share the whole or part of the amount or issue price thereof shall be payable by instalments, every such instalment when due shall be paid to the Company by the person who for the time being shall be the Holder of the share.
PART 3
SHARE CERTIFICATES
11.Issue of certificates
Unless otherwise determined by the Directors or by the rights attaching to or the terms of issue of any particular shares, or to the extent required by the Act, any stock exchange, depository, central securities depository or any operator of any clearance or settlement system: (i) shares in the capital of the Company shall be issued in registered form; and (ii) save as required by applicable law, no person shall be entitled to a share certificate in respect of any Ordinary Share held by them in the share capital of the Company, whether such Ordinary Share was allotted or transferred to them, and the Company shall not be bound to issue a share certificate to any such person entered in the Register.
12.[Reserved]
13.Uncertificated shares
(a)Notwithstanding anything in these Articles to the contrary and subject to the rules of the applicable central securities depository, the Directors may permit any class of shares to be held, and trades in those shares to be settled, through a securities settlement system operated by a central securities depository. Without prejudice to the generality and effectiveness of the foregoing:

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(i)the Directors may make such arrangements or regulations (if any) as they may from time to time in their absolute discretion think fit for the purpose of implementing and/or supplementing the provisions of this Article and the facilities and requirements of the securities settlement system and such arrangements and regulations (as the case may be) shall have the same effect as if set out in this Article;
(ii)the Directors may utilise the securities settlement system to the fullest extent available from time to time in the exercise of the Company’s powers or functions under the Acts or these Articles or otherwise in effecting any actions;
(iii)for the purposes of Article 117, any payment in the case of shares held through a securities settlement system may be made by means of the securities settlement system (subject always to the facilities and requirements of the securities settlement system) and without prejudice to the generality of the foregoing, the making of a payment in accordance with the facilities and requirements of the securities settlement system concerned shall be a good discharge to the Company;
(iv)where any class of shares in the capital of the Company is held through a securities settlement system and the Company is entitled under any provisions of the Acts, or the rules made and practices instituted by the relevant central securities depository operating such securities settlement system or under these Articles (including, but not limited to, Article 41 and/or 42), to dispose of, forfeit, enforce a lien or sell or otherwise procure the sale of any such shares, such entitlement (to the extent permitted by the Acts and the rules made and practices instituted by the central securities depository):
(A)shall include the right to require the central securities depository to take such steps as may be necessary to sell or transfer such shares and/or to appoint any person to take such other steps in the name of the central securities depository (or its nominee(s)) as may be required to effect a transfer of such shares and such steps shall be as effective as if they had been taken by the central securities depository (or its nominee(s)); and
(B)shall be treated as applying only to such shares held by the central securities depository (or its nominee(s)) and not to any other shares held by the central securities depository (or its nominee(s)).
PART 4
LIEN ON SHARES
14.Extent of lien
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) payable at a fixed time or called in respect of that share. The Directors, at any time, may declare any share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a share shall extend to all moneys payable in respect of it.
15.Power of sale
The Company may sell in such manner as the Directors determine any share on which the Company has a lien if a sum in respect of which the lien exists is immediately payable and is not paid within fourteen Clear Days after notice demanding payment, and stating that if the notice is not complied with the share may be sold, has been given to the Holder of the share or to the person entitled to it by reason of the death or bankruptcy of the Holder.
16.Power to effect transfer
To give effect to a sale of a share provided for under this Part, the Directors may authorise some person to execute an instrument of transfer of the share sold to, or in accordance with the directions of, the purchaser. The transferee shall be entered in the Register as the Holder of the share comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the sale, and after the name of the transferee has been entered in the Register, the remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

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17.Proceeds of sale
The net proceeds of the sale of a share provided for under this Part, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is immediately payable and any residue shall be paid to the person entitled to the shares at the date of the sale in such manner as the Directors may determine.
PART 5
CALLS ON SHARES AND FORFEITURE
18.Making of calls
Subject to the terms of allotment, the Directors may make calls upon the members in respect of any moneys unpaid on their shares and each member (subject to receiving at least fourteen Clear Days’ notice specifying when and where payment is to be made) shall pay to the Company as required by the notice the amount called on his shares. A call may be required to be paid by instalments. A call may be revoked before receipt by the Company of a sum due thereunder, in whole or in part and payment of a call may be postponed in whole or in part. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made.
19.Time of call
A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.
20.Liability of joint Holders
The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.
21.Interest on calls
If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by the Acts) but the Directors may waive payment of the interest wholly or in part.
22.Instalments treated as calls
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of nominal value or as an instalment of a call, shall be deemed to be a call and if it is not paid the provisions of these Articles shall apply as if that amount had become due and payable by virtue of a call.
23.Power to differentiate
Subject to the terms of allotment, the Directors may make arrangements on the issue of shares for a difference between the Holders in the amounts and times of payment of calls on their shares.
24.Interest on moneys advanced
The Directors, if they think fit, may receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may pay (until the same would, but for such advance, become payable) interest at such rate, not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent, per annum, as may be agreed upon between the Directors and the member paying such sum in advance.
25.Notice requiring payment
(a)If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors, at any time thereafter during such times as any part of the call or instalment remains unpaid, may serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment.
(b)The notice shall name a further day (not earlier than the expiration of fourteen Clear Days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the shares in respect of which the call was made will be liable to be forfeited.

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(c)If the requirements of any such notice as aforesaid are not complied with then, at any time thereafter before the payment required by the notice has been made, any shares in respect of which the notice has been given may be forfeited by a resolution of the Directors to that effect. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited shares and not paid before forfeiture. The Directors may accept a surrender of any share liable to be forfeited hereunder.
(d)On the trial or hearing of any action for the recovery of any money due for any call it shall be sufficient to prove that the name of the member sued is entered in the Register as the Holder, or one of the Holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book and that notice of such call was duly given to the member sued, in pursuance of these Articles, and it shall not be necessary to prove the appointment of the Directors who made such call nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.
26.Power of disposal
A forfeited share shall become the property of the Company and may be sold or re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal such a share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the share to that person. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and thereupon he shall be registered as the Holder of the share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.
27.Effect of forfeiture
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares (and shall surrender to the Company for cancellation the certificate for such shares), but nevertheless shall remain liable to pay to the Company all moneys (including interest pursuant to these Articles) which, at the date of forfeiture, were payable by him to the Company in respect of the shares, without any deduction or allowance for the value of the shares at the time of forfeiture but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.
28.Statutory declaration
A statutory declaration that the declarant is a Director or the Secretary of the Company, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share.
29.Payment of sums due on share issues
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.
PART 6
CONVERSION OF SHARES INTO STOCK
30.Conversion of shares into stock
The Company by ordinary resolution may convert any paid up shares into stock and reconvert any stock into paid up shares of any denomination.
31.Transfer of stock
The Holders of stock may transfer the same or any part thereof, in the same manner, and subject to the same regulations, as and subject to which the shares from which the stock arose might have been transferred before conversion, or as near thereto as circumstances admit; and the Directors may fix from time to time the minimum amount of stock transferable but so that such minimum shall not exceed the nominal amount of each share from which the stock arose.

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32.Rights of stockholders
(a)The Holders of stock shall have, according to the amount of stock held by them, the same rights, privileges and advantages in relation to dividends, voting at meetings of the Company and other matters as if they held the shares from which the stock arose, but no such right, privilege or advantage (except participation in the dividends and profits of the Company and in the assets on winding up) shall be conferred by an amount of stock which, if existing in shares, would not have conferred that right, privilege or advantage.
(b)Such of these Articles as are applicable to paid up shares shall apply to stock, and for this purpose the word “share” herein shall include “stock” and the words “shareholder” and “member” herein shall include “stockholder”.
PART 7
TRANSFER OF SHARES
33.Form of instrument of transfer
Subject to such of the restrictions of these Articles, the Acts and to such of the conditions of issue as may be applicable, the shares of any member may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve. The Directors may also permit title to any shares in the Company to be transferred without a written instrument of transfer where permitted by the Acts, subject to compliance with the requirements imposed under the relevant provisions of the Acts and any additional requirements which the Directors may approve.
34.Execution of instrument of transfer
(a)The instrument of transfer of any share shall be executed by or on behalf of the transferor and, in cases where the share is not fully paid, by or on behalf of the transferee. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered in the Register in respect thereof.
(b)The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary or any other party designated by the Board for such purpose, and the Secretary or any other party designated by the Board for such purpose shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred, the date of agreement to transfer shares and the price per share, shall, once executed by the transferor or the Secretary or any other party designated by the Board for such purpose as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of the Act. The transferor shall be deemed to remain the member holding the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.
(c)Notwithstanding the provisions of these Articles and subject to any regulations made under Section 1086 of the Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with the Act. The Directors shall have power to permit any class of shares to be held in a securities settlement system and to implement any arrangements they think fit for such evidencing and transfer which accord with the Act and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these Articles with respect to the requirement for written instruments of transfer and share certificates, in order to give effect to the Act.
(d)Subject to the Act, the Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) reimbursement of the stamp duty from the transferee, (ii) set-off the stamp duty against any dividends payable to the transferee of those shares and (iii) to the extent permitted by Section 1042 of the Act, claim a first and paramount lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

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35.Refusal to register transfers
(a)The Directors in their absolute discretion and without assigning any reason therefor may decline to register:
(i)any transfer of, or renunciation of a renounceable letter of allotment, a share which is not fully paid; or
(ii)any transfer to or by a minor or person of unsound mind;
but this shall not apply to a transfer of such a share resulting from a sale of the share through a stock exchange on which the share is listed which has been approved at any time by the Board for the purpose of the listing of any shares in the Company on such exchange(s).
(b)The Directors may decline to register any transfer, or renunciation of a renounceable letter of allotment, of any share unless:
(i)it (being a transfer or renunciation which is not effected in a manner permitted by Article 34(c)) is accompanied by such evidence as the Directors may reasonably require to show the right of the transferor to make the transfer or person renouncing to make the renunciation;
(ii)it is in respect of one class of share only;
(iii)it is in favour of not more than four transferees; and
(iv)the instrument of transfer is duly stamped if required and it is lodged at the Office or at such other place as the Directors may appoint, accompanied by such evidence as the Board may reasonably require to show the right of the transferor to make the transfer.
36.Procedure on refusal
If the Directors refuse to register a transfer then, within two months after the date on which the transfer was lodged with the Company, they shall send to the transferee notice of the refusal.
37.Absence of registration fees
No fee shall be charged for the registration of any instrument of transfer or other document relating to or affecting the title to any share.
38.Retention of transfer instruments
The Company shall be entitled to retain any instrument of transfer which is registered, but any instrument of transfer which the Directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.
39.Renunciation of allotment
Nothing in these Articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by the allottee in favour of some other person.
PART 8
REGULATION OF BETTING AND GAMING ACTIVITIES:
SUSPENSION OF RIGHTS OF MEMBERS AND DISPOSAL OF SHARES
40.Suspension of rights of members
If at any time the Company determines that a Shareholder Regulatory Event has occurred, it may, in its absolute discretion at any time, by written notice (a “Shareholder Regulatory Event Notice”) to the Holder(s) of any interest(s) in any shares in the Company to whom a Shareholder Regulatory Event relates (or to whom the Company reasonably believes it to relate), (the “Relevant Shares”) in its absolute discretion with immediate effect (or with effect from such date as is specified in such Shareholder Regulatory Event Notice), suspend one or more of the following rights attaching to such Relevant Shares:
(a)the right to attend and speak at meetings of the Company and to vote either personally or by proxy at a general meeting or at a separate meeting of the Holders of that class of shares or to demand and vote on a poll exercisable in respect of any Relevant Shares;
(b)the right to receive any payment or distribution (whether by way of dividend or otherwise) in respect of any Relevant Shares; and

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(c)the right to the issue of further shares or other securities in respect of the Relevant Shares.
41.Required disposal of Disposal Shares
If at any time the Company determines that a Shareholder Regulatory Event has occurred it may, in its absolute discretion at any time, by written notice (a “Disposal Notice”) to a Holder of Relevant Shares require the recipient of the Disposal Notice or any person named therein as interested in (or reasonably believed to be interested in) the Relevant Shares to dispose of such number of shares as is specified in the Disposal Notice (the “Disposal Shares”) and for evidence in a form reasonably satisfactory to the Company that such disposal shall have been effected to be supplied to the Company within 14 days from the date of the Disposal Notice or within such other period as the Company shall (in its absolute discretion) consider reasonable. The Company may withdraw a Disposal Notice so given whether before or after the expiration of the period referred to therein if it appears to the Company that the ground or purported grounds for its service do not exist or no longer exist.
42.Right of Company to sell Disposal Shares
If a Disposal Notice is not complied with in accordance with its terms or otherwise not complied with to the satisfaction of the Company within the time specified, and has not been withdrawn, the Company shall, in its absolute discretion, be entitled, so far as it is able, to dispose (or procure the disposal) of the Disposal Shares at the highest price reasonably obtainable by the Company or its agents in the circumstances and shall give written notice of any such disposal to those persons on whom the Disposal Notice was served. Subject to all applicable law and regulation, the Company itself may acquire Disposal Shares. Any such disposal by the Company shall be completed as soon as reasonably practicable after expiry of the time specified in the Disposal Notice and, in any event, within 90 days after the expiry of the time specified in the Disposal Notice provided that a disposal may be suspended during any period when dealings by the Directors in the Company’s shares are not permitted by applicable law or regulation but any disposal of Disposal Shares so suspended shall be completed within 30 days after the expiry of the period of such suspension.
43.Steps to be taken in connection with sale of Disposal Shares
Neither the Company nor any Director, officer, employee or agent of the Company shall be liable to any Holder of or any person having any interest in Disposal Shares disposed of in accordance with Articles 40 – 42 (inclusive) or to any other person provided that, in disposing of such Disposal Shares, the Company acts in good faith within the time periods specified above. For the purpose of effecting any disposal of Disposal Shares, the Company may make such arrangements on behalf of the Holder of the Disposal Shares as it may think fit to transfer title to those shares and the Company may authorise in writing any Director, officer, employee or agent of the Company to execute any necessary transfer on behalf of the Holder(s) to the purchaser and enter the name of the transferee in the Register. The net proceeds of any such disposal shall be received by the Company whose receipt shall be a good discharge for the purchase money and shall be paid (without interest being payable thereon) to the former Holder of the Disposal Shares in such manner as the Directors may determine. The transferee shall not be bound to see the application of such proceeds and once the name of the transferee has been entered, into the Register in respect of the Disposal Shares, the validity of the transfer of the Disposal Shares shall not be questioned. Any delay on the part of the Company in exercising any or all of its rights under Articles 40 – 42 (inclusive) shall not in any way invalidate the transfer of any Disposal Shares made hereunder or any other steps undertaken in connection therewith. Save as otherwise specifically provided by Articles 40  - 42 (inclusive), the manner, timing and terms of any disposal of Disposal Shares by (or on behalf of) the Company shall be determined by the Company and the Company may take advice from such persons as are considered by it to be appropriate as to the manner, timing and terms of any such disposal.
44.Meaning of Shareholder Regulatory Event
For the purposes of Articles 40 – 42 (inclusive), a Shareholder Regulatory Event shall occur if:
(a)a Gaming Regulatory Authority informs the Company or any member of the Group that any member of the Company, the owner of any share, or any person interested or believed to be interested in shares of the Company is for whatever reason:
(i)unsuitable to be a person interested in shares of the Company;
(ii)not licensed or qualified to be a person interested in shares of the Company; or
(iii)disqualified as a holder of interests in shares of the Company,

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under any legislation regulating the operation of any betting or gaming activity or any activity ancillary or related thereto undertaken or to be undertaken by the Company or any member of the Group or any other company, partnership, body corporate or other entity in which the Company or any member of the Group is interested; and/or
(b)a Gaming Regulatory Authority by reason, in whole or in part, of the interest of any person or persons in shares of the Company (or by its belief as to the interest of any person or persons in such shares) has:
(i)refused or indicated to the Company or any member of the Group or any other company, partnership, body corporate or other entity in which the Company or any member of the Group is interested that it will or is likely to or may refuse;
(ii)revoked or cancelled or indicated to the Company or any member of the Group or any other company, partnership, body corporate or other entity in which the Company or any member of the Group is interested that it will or is likely to or may revoke or cancel;
(iii)opposed or indicated to the Company or any member of the Group or any other company, partnership, body corporate or other business in which the Company or any member of the Group is interested that it will or is likely to or may oppose; or
(iv)imposed any condition or limitation which may have a material adverse impact upon the operation of any betting or gaming activity or any activity ancillary or related thereto undertaken or to be undertaken by the Company or other entity in which the Company or any member of the Group is interested, or upon the benefit of which the Company or any other member of the Group derives or is likely to derive from the operation by any other member of the Group or any other company, partnership, body corporate, or other entity in which the Company or any member of the Group is interested in any betting or gaming activity or any activity ancillary or related thereto or indicated to the Company or any member of the Group or any such other company, partnership, body corporate or other entity that it will or is likely to or may impose any such condition or limitation, in relation to:
the grant, renewal, or the continuance of any registration, licence, approval, finding of suitability, consent, or certificate required by any legislation regulating (or code of conduct or practice recognised or endorsed by the Gaming Regulatory Authority relevant to) the operation of any betting or gaming activity or any activity ancillary or related thereto undertaken or to be undertaken by the Company or any member of the Group or any other company, partnership, body corporate or other entity in which the Company or any member of the Group is interested, which is held by or has been applied for by the Company or any member of the Group or other such person.
45.Interpretation of provisions regarding Shareholder Regulatory Event
For the purpose of Articles 40 – 45 (inclusive):
(a)the Company may, in determining the reason for any action or potential action of a Gaming Regulatory Authority, have regard to any statements or comments made by any members, officers, employees or agents of the Gaming Regulatory Authority whether or not such statements or comments form part of or are reflected in any official determination issued by the Gaming Regulatory Authority, and may act notwithstanding any appeal in respect of the decision of any Gaming Regulatory Authority;
(b)a “Gaming Regulatory Authority” means any authority wherever located (whether a government department, independent body established by legislation, a government, self-regulating organisation, court, tribunal, commission, board, committee or otherwise) vested with responsibility (with or without another or others) for the conduct of any betting or gaming activity or any activity ancillary, or related thereto;
(c)the Board may exercise the powers of the Company under Articles 40 – 45 (inclusive) and any powers, rights or duties conferred by Articles 40 – 45 (inclusive) on the Company and exercisable by the Board may be exercised by a duly authorised committee of the Board or any person(s) to whom authority has been delegated by the Board or any such committee of the Board, as applicable;
(d)any resolution or determination of, or any decision or the exercise of any discretion or power under Articles 40 – 45 (inclusive) by the Company, the Board, a duly authorised committee of the Board or any person to whom authority

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has been delegated thereby shall be final and conclusive and binding on all concerned, and neither the Company, the Board, nor any person acting under the authority thereof shall be obliged to give any reason(s) therefor;
(e)“interest” and “interested in” in relation to the Company’s shares means any interest whatsoever in shares (of any size) which would be taken into account in deciding whether a notification to the Company would be required under Chapter 4 of Part 17 of the Act; and
(f)“betting or gaming activity or any activity ancillary or related thereto” includes (but is not limited to) the provision of online services to customers in connection with such activity or activities and shall include the provision of financial services.
PART 9
TRANSMISSION OF SHARES
46.Death of a member
If a member dies the survivor or survivors where he was a joint Holder, and his personal representatives where he was a sole Holder or the only survivor of joint Holders, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased member from any liability in respect of any share which had been jointly held by him.
47.Transmission on death or bankruptcy
A person becoming entitled to a share in consequence of the death or bankruptcy of a member may elect, upon such evidence being produced as the Directors may properly require, either to become the Holder of the share or to have some person nominated by him registered as the transferee. If he elects to become the Holder he shall give notice to the Company to that effect. If he elects to have another person registered he shall execute an instrument of transfer of the share to that person. All of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if it were an instrument of transfer executed by the member and the death or bankruptcy of the member had not occurred.
48.Rights before registration
A person becoming entitled to a share by reason of the death or bankruptcy of a member (upon supplying to the Company such evidence as the Directors may properly require to show his title to the share) shall have the rights to which he would be entitled if he were the Holder of the share, except that, before being registered as the Holder of the share, he shall not be entitled in respect of it to attend or vote at any meeting of the Company or at any separate meeting of the Holders of any class of shares in the Company. The Directors, at any time, may give notice requiring any such person to elect either to be registered himself or to transfer the share and, if the notice is not complied with within ninety days, the Directors thereupon may withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.
PART 10
ALTERATION OF SHARE CAPITAL
49.Increase of capital
(a)The Company from time to time by ordinary resolution may increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.
(b)Subject to the provisions of the Acts, the new shares shall be issued to such persons, upon such terms and conditions and with such rights and privileges annexed thereto as the general meeting resolving upon the creation thereof shall direct and, if no direction be given, as the Directors shall determine and in particular such shares may be issued with a preferential or qualified right to dividends and in the distribution of the assets of the Company and with a special, or without any, right of voting.
(c)Except so far as otherwise provided by the conditions of issue or by these Articles, any capital raised by the creation of new shares shall be considered part of the pre-existing ordinary capital and shall be subject to the provisions herein contained with reference to calls and instalments, transfer and transmission, forfeiture, lien and otherwise.

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50.Consolidation, sub-division and cancellation of capital
The Company, by ordinary resolution, may:
(a)consolidate and divide all or any of its share capital into shares of larger amount;
(b)subdivide its shares, or any of them, into shares of smaller amount, so however that in the sub-division the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in the case of the share from which the reduced share is derived (and so that the resolution whereby any share is sub-divided may determine that, as between the Holders of the shares resulting from such sub-division, one or more of the shares may have, as compared with the others, any such preferred, deferred or other rights or be subject to any such restrictions as the Company has power to attach to unissued or new shares); or
(c)cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled.
51.Fractions on consolidation
Subject to the provisions of these Articles, whenever as a result of a consolidation of shares any members would become entitled to fractions of a share, the Directors may sell, on behalf of those members, the shares representing the fractions for the best price reasonably obtainable to any person and distribute the proceeds of sale in due proportion among those members, and the Directors may authorise some person to execute an instrument of transfer of the shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.
52.Purchase of own shares
Subject to and in accordance with the provisions of the Acts and without prejudice to any relevant special rights attached to any class of shares, the Company or any subsidiary of the Company may purchase any of the Company’s shares of any class (including redeemable shares) at any price (whether at par or above or below par), and so that any shares to be so purchased may be selected in any manner whatsoever and on such terms and conditions and in such manner as the Directors may from time to time determine but subject to the provisions of the Act and the authority granted by ordinary resolution of the Company. Any shares so purchased may be cancelled or held by the Company as treasury shares. The Company or any subsidiary of the Company shall not make a purchase of shares in the Company unless the purchase has first been authorised by an ordinary resolution of the Company and, if applicable, by an ordinary resolution passed at a separate general meeting of the holders of each class of shares or a resolution passed by a majority representing at least a majority of the voters at a separate general meeting of the holders of the Company’s loan stock (if any), which, at the date on which the purchase is authorised by the Company in general meeting, entitle them, either immediately or at any time subsequently, to convert all or any of the shares or loan stock of that class held by them into equity share capital of the Company.
53.Reduction of capital
The Company, by special resolution, may reduce its share capital, any capital redemption reserve fund, share premium account or any undenominated capital in any manner and with, and subject to, any incident authorised, and consent required, by law.
PART 11
GENERAL MEETINGS
54.Location of general meetings
Subject to the Acts, any general meeting may be held outside the State.
54A.    Means of holding general meetings
(a)Subject to the provisions of the Acts concerning general meetings, the Directors may resolve to enable attendance at all general meetings (including annual, extraordinary and class meetings of the members of the Company) by the use of a webcast, conference telephone or any other type of electronic means provided that the members (whether present in person, by proxy or by authorised representative), other persons entitled to attend such meetings and the Auditors have been notified of the convening of the meeting and the availability of the webcast, conference telephone or other type of electronic means for the meeting and, if present at the meeting as hereinafter provided,

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can hear and speak at the meeting. Such participation in a meeting shall constitute presence and attendance in person at the meeting and the persons in attendance may be situated in any part of the world for any such meeting.
(b)The Directors may resolve to enable persons entitled to attend a general meeting of the Company or of any class of members of the Company to do so by simultaneous attendance and participation at a satellite meeting place anywhere in the world. The members present at any such satellite meeting place in person, by proxy or by authorised representative and entitled to vote shall be counted in the quorum for, and shall be entitled to vote at, the general meeting in question if the chairman of the general meeting is satisfied that adequate facilities are available throughout the general meeting to ensure that members attending at all the meeting places are able to:
(i)communicate simultaneously and instantaneously with the persons present at the other meeting place or places, whether by the use of microphones, loud-speakers, audio-visual or other communications equipment or facilities; and
(ii)have access to all documents which are required by the Acts and these Articles to be made available at the meeting.
The chairman of the general meeting shall be present at, and the meeting shall be deemed to take place at, the principal meeting place. If it appears to the chairman of the general meeting that the facilities at the principal meeting place or any satellite meeting place are or become inadequate for the purposes referred to above, then the chairman may, without the consent of the meeting, interrupt or adjourn the general meeting. All business conducted at that general meeting up to the time of such adjournment shall be valid.
(c)Nothing in this Article 54A permits a general meeting to be held exclusively via electronic facilities.
55.Annual general meetings
The Company shall hold in each year a general meeting as its annual general meeting in addition to any other meeting in that year and shall specify the meeting as such in the notices calling it. Not more than fifteen months shall elapse between the date of one annual general meeting and that of the next.
56.Extraordinary general meetings
All general meetings other than annual general meetings shall be called extraordinary general meetings.
57.Convening general meetings
The Directors may convene general meetings. Extraordinary general meetings may also be convened on such requisition, or in default may be convened by such requisitionists, and in such manner as may be provided by the Acts. If at any time there are not within the State sufficient Directors capable of acting to form a quorum, any Director or any two members of the Company may convene an extraordinary general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.
58.Class meetings
All provisions of these Articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:
(a)the necessary quorum shall be two or more persons holding or representing by proxy at least one-third in nominal value of the issued shares of the class or, at any adjourned meeting of such Holders, one Holder present in person or by proxy, whatever the amount of his holding, shall be deemed to constitute a meeting; and
(b)any Holder of shares of the class present in person or by proxy may demand a poll; and
(c)on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.
59.Notice of general meetings
(a)Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting and an extraordinary general meeting called for the passing of a special resolution shall be called by at least twenty-one Clear Days’ notice. Any other extraordinary general meeting shall be called by at least fourteen Clear Days’ notice.

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(b)Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend, speak, ask questions and vote is entitled to appoint a proxy to attend, speak, ask questions and vote in his place and that a proxy need not be a member of the Company. Subject to any restrictions imposed on any shares, the notice shall be given to all the members and to the Directors and Auditors.
(c)The accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.
(d)Where, by any provision contained in the Acts, extended notice is required of a resolution, the resolution shall not be effective (except where the Directors of the Company have resolved to submit it) unless notice of the intention to move it has been given to the Company not less than twenty-eight days (or such shorter period as the Acts permit) before the meeting at which it is moved, and the Company shall give to the members notice of any such resolution as required by and in accordance with the provisions of the Acts.
59A.    Proposed Director nominations
~~The provisions of this Article 59A shall only be applicable after the Company is determined to no longer be a Foreign Private Issuer.~~
(a)General meetings
(i)Nominations of persons for election as a Director to be considered by the shareholders may be made at an annual general meeting only (i) pursuant to the Company’s notice of general meeting delivered pursuant to Article 59, (ii) by or at the direction of the Directors or any authorised committee thereof, or (iii) by any member of the Company who is entitled to vote at the meeting, who has complied with the notice procedures set forth in this Article 59A(a)(ii) and 59A(a)(iii) and who was recorded in the Register as a member at the time such notice is delivered to the Secretary and on the Record Date for the relevant meeting and who is otherwise entitled under applicable law to propose such nomination for consideration by shareholders at the relevant annual general meeting.
(ii)For nominations of persons for election to the Board to be properly brought before an annual general meeting by a member pursuant to clause (iii) of this Article 59A(a)(i), the member must have given timely notice thereof in writing to the Secretary. To be timely, a member’s notice for such nomination shall be delivered to the Secretary at the Office of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is advanced by more than 30 days before or delayed by more than 70 days from the anniversary date of the previous year’s annual general meeting, or if no annual general meeting was held in the preceding year, notice by the member to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The number of nominees a member may nominate for election at the annual general meeting on such member’s own behalf (or in the case of a member giving the notice of on behalf of a beneficial owner, the number of nominees a member may nominate for election at the annual general meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual general meeting or permitted by these Articles. Public announcement of an adjournment or postponement of an annual general meeting shall not commence a new time period (or extend any time period) for the giving of a member’s notice. Notwithstanding anything in this Article 59A(a)(ii) to the contrary, if the number of directors to be elected to the Board at an annual general meeting is increased after the time period for which nominations would otherwise be due under this Article and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the prior year’s annual general meeting of shareholders, then a member’s notice required by this Article shall be considered timely, but only with respect to nominees for any new positions created by

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such increase, if it is received by the Secretary not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Company.
(iii)A member’s notice delivered pursuant to this Article 59(a) shall set forth:
(A)as to each person whom the member proposes to nominate for election or re-election as a Director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act, and the rules and regulations promulgated thereunder, (ii) such person’s written consent to being named in the proxy statement and/or the Company’s notice of annual general meeting and to serving as a Director if elected, (iii) a description of any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director and (iv) such person’s written representation and agreement that such person (x) is not and will not become a party to any agreement, arrangement or understanding with any person or entity as to how such person would vote or act on any issue or question as a Director (“Voting Commitment”) that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director, with such person’s fiduciary duties under applicable law and (y) in such person’s individual capacity, would be in compliance, if elected as a Director, and will comply with, all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and stock ownership and trading policies and guidelines of the Company;
(B)as to the member giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such member, as they appear on the Register, and of such beneficial owner, (ii) the class or series and number of shares in the capital of the Company which are owned, directly or indirectly, beneficially and of record by such member and/or such beneficial owner, (iii) a representation that the member is a holder of record of Ordinary Shares or other issued share capital of the Company at the time of the giving of the notice, will be entitled to vote at such annual general meeting and will appear in person or by proxy at the meeting to propose such nomination, (iv) a representation whether the member or the beneficial owner, if any, or any of their respective affiliates, associates or others acting in concert therewith (collectively, “proponent persons”) will be or are part of a group which will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Company’s outstanding issued share capital required to elect the nominee and/or (y) otherwise to solicit proxies or votes from members in support of such nomination, (v) a representation whether the member or beneficial owner is being financed or indemnified by a third party for making the proposal; (vi) if such member or any other proponent person intends to engage in a solicitation with respect to a nomination pursuant to this Article 59A, (x) a statement disclosing the name of each participant in such solicitation (as defined in Item 4 of Schedule 14A under the Exchange Act) and (y) a representation that such member or other proponent person, if any, intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s issued share capital required under Rule 14a-19 under the Exchange Act; (vii) a certification regarding whether such member and beneficial owner, if any, have complied with all applicable legal requirements in connection with the member’s and/or beneficial owner’s acquisition of Ordinary Shares or other share capital or other securities of the Company and/or the member’s and/or beneficial owner’s acts or omissions as a member of the Company and (viii) any other information relating to such member and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of Directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

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(C)a description of any agreement, arrangement or understanding with respect to the nomination and/or the voting of shares of any class or series of issued share capital of the Company between or among the member giving the notice or any beneficial owner, and any other proponent person; and
(D)a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Company, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of issued share capital of the Company and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Company.
(iv)A member providing notice of a proposed nomination for election to the Board to be brought before a meeting (whether given pursuant to this Article 59A(a)(iii) or 59A(b)) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the members entitled to notice of the annual general meeting and (y) as of the date that is 15 days prior to the annual general meeting or any adjournment or postponement thereof, provided that if the record date for determining the members entitled to vote at the meeting is less than 15 days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the Office of the Company not later than five days after the record date for determining the members entitled to notice of the annual general meeting (in the case of any update and supplement required to be made as of the record date for determining the members entitled to notice of the annual general meeting), not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen days prior to the meeting or adjournment or postponement thereof) and not later than five days after the record date for determining the members entitled to vote at the annual general meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than 15 days prior the date of the meeting or any adjournment or postponement thereof). In addition, if any member provides notice of a proposed nomination for election to the Board pursuant to Rule 14a-19 under the Exchange Act, such member shall deliver to the Company no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19 under the Exchange Act. In addition to the other requirements of this Article 59A, each person whom a member proposes to nominate for election to the Board must deliver in writing (in accordance with the time periods prescribed for delivery of notice under Article 59A(a)(ii) herein) to the Secretary at the Office of the Company a completed written questionnaire with respect to the background, qualifications, share ownership and independence of such proposed nominee (which questionnaire shall be provided by the Secretary upon written request of any member of record identified by name within five business days of such written request). The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director and to determine the independence of such Director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.
(b)Extraordinary general meetings. Nominations of persons for election to the Board may be made at an extraordinary general meeting at which Directors are to be proposed for election pursuant to the Company’s notice of meeting (i) by or at the direction of the Board or any authorised committee thereof or (ii) provided that the Board has determined that directors shall be proposed for election at such meeting, by any member of the Company who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Article 59A and who is recorded as a member in the Register at the time such notice is delivered to the Secretary and on the Record Date for the relevant

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meeting. In the event the Company calls an extraordinary general meeting for the purpose of proposing the election of one or more directors to the Board, any such member entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting if the member’s notice as required by Article 59A(a)(ii) shall be delivered to the Secretary at the Office of the Company not earlier than the close of business on the 120th day prior to such extraordinary general meeting and not later than the close of business on the later of the 90th day prior to such extraordinary general meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the extraordinary general meeting at which Directors are to be elected. In no event shall the public announcement of an adjournment or postponement of an extraordinary general meeting commence a new time period (or extend any time period) for the giving of a member’s notice as described above.
(c)General
(i)Notwithstanding the foregoing provisions of this Article 59A, unless otherwise required by law, if any member (i) provides notice of a proposed nomination for election to the Board pursuant to Rule 14a-19 under the Exchange Act and (ii) subsequently fails to comply with any requirements of Rule 14a-19 under the Exchange Act or any other rules or regulations thereunder, as determined by the chairman of the meeting, then the Company shall disregard any proxies or votes solicited for such nominees and shall not be required to put the resolution to a vote of shareholders. In addition, any member that provides notice of a proposed nomination for election to the Board pursuant to Rule 14a-19 under the Exchange Act shall notify the Secretary within two business days of any change in such member’s intent to deliver a proxy statement and form of proxy to the amount of holders of shares of the Company’s issued share capital required under Rule 14a-19 under the Exchange Act.
(ii)Only such persons who are nominated in accordance with the procedures set forth in this Article 59A shall be eligible to serve as Directors. Except as otherwise provided by law, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination to be brought before the meeting was made in accordance with the procedures set forth in these Articles and, if any proposed nomination is not in compliance with these Articles, to declare that such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Article 59A, unless otherwise required by law, if the member (or a qualified representative or proxy of the member) does not appear at the annual general or extraordinary meeting of members of the Company to present a nomination, such nomination shall be disregarded and the Company shall not be required to put any related resolutions to a vote of shareholders, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of this Article 59A, to be considered a qualified representative of the member, a person must be a duly authorised officer, manager or partner of such member or must be authorised by a writing executed by such member or an electronic transmission delivered by such member to act for such member as proxy at the meeting of members and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of members.
(iii)Notwithstanding the foregoing provisions of this Article 59A, a member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Article 59A; provided, however, that, to the fullest extent permitted by law, any references in these Articles to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Article 59A (including clauses (i) and (ii) of this Article 59A(a)(i)), and compliance with clauses (i) and (ii) of this Article 59A(a)(i) shall be the exclusive means for a member to make nominations. Nothing in these Articles shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the Ordinary Shares as to dividends or upon liquidation to elect directors under specified circumstances.
(iv)Any person directly or indirectly soliciting proxies from other members must use a proxy card colour other than white, which shall be reserved for the exclusive use by the Board.

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PART 12
PROCEEDINGS AT GENERAL MEETINGS
60.Quorum for general meetings
(a)No business other than the appointment of a chairman shall be transacted at any general meeting unless a quorum of members is present at the time when the meeting proceeds to business. Except as provided in relation to an adjourned meeting, two persons entitled to vote upon the business to be transacted, present in person or by proxy or as a duly authorised representative of a corporate member, shall be a quorum.
(b)If such a quorum is not present within half an hour from the time appointed for the meeting, or if during a meeting a quorum ceases to be present, the meeting shall stand adjourned to the same day in the next week at the same time and place, or to such time and place as the Directors may determine. If at the adjourned meeting such a quorum is not present within half an hour from the time appointed for the meeting, the meeting, if convened otherwise than by resolution of the Directors, shall be dissolved, but if the meeting shall have been convened by resolution of the Directors, a proxy appointed by a central securities depository (or its nominee(s)) entitled to be counted in a quorum present at the meeting shall be a quorum.
61.Special business
All business shall be deemed special that is transacted at an extraordinary general meeting. All business that is transacted at an annual general meeting shall also be deemed special, with the exception of declaring a dividend, the consideration of the Company’s statutory financial statements and report of the Directors and the report of the Auditors on those statements, a review by the members of the Company’s affairs, the election of Directors in the place of those retiring (whether pursuant to Article 91 or otherwise), the fixing of the remuneration of the Directors, the re-appointment of the retiring Auditors and the fixing of the remuneration of the Auditors.
62.Chairman of general meetings
(a)The chairman of the Board or, in his absence, the deputy chairman (if any) or, in his absence, some other Director nominated by the Directors, shall preside as chairman at every general meeting of the Company. If at any general meeting none of such persons shall be present within fifteen minutes after the time appointed for the holding of the meeting and willing to act, the Directors present shall elect one of their number to be chairman of the meeting and, if there is only one Director present and willing to act, he shall be chairman.
(b)If at any general meeting no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present (whether in person or by proxy) and entitled to vote shall choose one of the members present or a proxy to be chairman of the meeting.
(c)The person appointed as chairman of a general meeting under this Article shall be known as the Chairman of such meeting.
63.Directors’ and Auditors’ right to attend general meetings
A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company. The Auditors shall be entitled to attend any general meeting and to be heard on any part of the business of the meeting which concerns them as the Auditors.
64.Adjournment of general meetings
The Chairman, with the consent of a meeting at which a quorum is present, may (and if so directed by the meeting, shall) adjourn the meeting from time to time (or sine die) and from place to place, but no business shall be transacted at any adjourned meeting other than business which might properly have been transacted at the meeting had the adjournment not taken place. Where a meeting is adjourned sine die, the time and place for the adjourned meeting shall be fixed by the Directors. When a meeting is adjourned for fourteen days or more or sine die, at least seven Clear Days’ notice shall be given specifying the time and the place of and the general nature of the business to be transacted. Save as aforesaid it shall not be necessary to give any notice of an adjourned meeting.
65.Determination of resolutions
At any general meeting a resolution put to the vote of the meeting shall be decided by poll.

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66.[Reserved]
67.Taking of a poll
(a)Save as provided in paragraph (b) of this Article, a poll shall be taken in such manner as the Chairman directs and he may appoint scrutineers (who need not be members) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was taken.
(b)A poll taken on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll taken on any other question shall be taken either forthwith or at such time (not being more than thirty days after the poll is demanded) and place as the Chairman may direct. The taking of a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was taken.
68.Votes of members
(a)A person shall be entered on the Register by the Record Date specified in respect of a general meeting in order to exercise the right of a member to participate and vote at the general meeting and any change to an entry on the Register after the Record Date shall be disregarded in determining the right of any person to attend and vote at the meeting. The Directors may from time to time fix a Record Date for the purposes of determining the rights of members to notice of and/or to vote at any general meeting of the Company. The Record Date shall not precede the date upon which the resolution fixing the Record Date is adopted by the Directors, and the Record Date shall be not more than sixty nor less than ten days before the date of such meeting. Unless the Directors determine otherwise, a determination of members of record entitled to notice of or to vote at a meeting of members shall apply to any adjournment or postponement of the meeting.
(b)Votes may be given either personally (including by a duly authorised representative of a corporate member) or by proxy. Subject to the provisions of Article 71 and/or Article 72 and subject to any rights or restrictions for the time being attached to any class or classes of shares, on a poll every member present in person or by proxy shall have one vote for every share carrying voting rights of which he is the Holder. On a poll taken at a meeting of the Company or a meeting of any class of members of the Company, a member, whether present in person or by proxy, entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.
(c)Subject to such requirements and restrictions as the Directors may specify, the Company may permit Holders to vote by correspondence in advance of a general meeting in respect of one or more of the resolutions proposed at a meeting. Where the Company permits Holders to vote by correspondence, it shall only count votes cast in advance by correspondence, where such votes are received at the address and before the date and time specified by the Company, provided the date and time is no more than 24 hours before the time at which the vote is to be concluded.
(d)Subject to such requirements and restrictions as the Directors may specify, the Company may permit Holders who are not physically present at a meeting to vote by electronic means at the general meeting in respect of one or more of the resolutions proposed at a meeting.
(e)Where a Holder requests a full account of a vote before or on the declaration of the result of a vote at a general meeting, then with respect to each resolution proposed at a general meeting the Company shall establish:
(i)the number of shares for which votes have been validly cast;
(ii)the proportion of the Company’s issued share capital at close of business on the day before the meeting represented by those votes;
(iii)the total number of votes validly cast, and
(iv)the number of votes cast in favour of and against each resolution and, if counted, the number of abstentions.
(f)Where no Holder requests a full account of the voting before or on the declaration of the result of a vote at a general meeting, it shall be sufficient for the Company to establish the voting results only to the extent necessary to ensure that the required majority is reached for each resolution. The Company shall ensure that a voting result established in accordance with this Article is published on its internet site not later than the end of the fifteenth day after the date of the meeting at which the voting result was obtained.

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69.Voting by joint Holders
Where there are joint Holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, in respect of such share shall be accepted to the exclusion of the votes of the other joint Holders, and for this purpose seniority shall be determined by the order in which the names of the Holders stand in the Register in respect of the share.
70.Voting by incapacitated Holders
A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in the State or elsewhere) in matters concerning mental disorder, may vote by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these Articles for the receipt of proxy appointments not later than the latest time specified by the Directors (subject to the requirements of the Act) and in default the right to vote shall not be exercisable.
71.Default in payment of calls
Unless the Directors otherwise determine, no member shall be entitled to vote at any general meeting or any separate meeting of the Holders of any class of shares in the Company, either in person or by proxy, or to exercise any privilege as a member in respect of any share held by him unless all moneys then payable by him in respect of that share have been paid.
72.Restriction of voting rights
(a)If at any time the Directors shall determine that a Specified Event (as defined in paragraph (g)) shall have occurred in relation to any share or shares the Directors may serve a notice to such effect on the Holder or Holders thereof. Upon the service of any such notice (in these Articles referred to as a “Restriction Notice”) no Holder or Holders of the share or shares specified in such Restriction Notice shall be entitled, for so long as such Restriction Notice shall remain in force, to attend or vote at any general meeting or any general meeting of Holders of the class of shares concerned, either personally or by proxy.
(b)A Restriction Notice shall be cancelled by the Directors as soon as reasonably practicable, but in any event not later than forty-eight hours, after the Holder or Holders concerned shall have remedied the default by virtue of which the Specified Event shall have occurred. A Restriction Notice shall automatically cease to have effect in respect of any share transferred upon registration of the relevant transfer provided that a Restriction Notice shall not cease to have effect in respect of any transfer where no change in the beneficial ownership of the share shall occur and for this purpose it shall be assumed that no such change has occurred where a transfer form in respect of the share is presented for registration having been stamped at a reduced rate of stamp duty by virtue of the transferor or transferee claiming to be entitled to such reduced rate as a result of the transfer being one where no beneficial interest passes.
(c)The Directors shall cause a notation to be made in the Register against the name of any Holder or Holders in respect of whom a Restriction Notice shall have been served indicating the number of shares specified in such Restriction Notice and shall cause such notation to be deleted upon cancellation or cesser of such Restriction Notice.
(d)Any determination of the Directors and any notice served by them pursuant to the provisions of this Article shall be conclusive as against the Holder or Holders of any share and the validity of any notice served by the Directors in pursuance of this Article shall not be questioned by any person.
(e)If, while any Restriction Notice shall remain in force in respect of any Holder or Holders of any shares, such Holder or Holders shall be issued any further shares as a result of such Holder or Holders not renouncing any allotment of shares made to him or them pursuant to a capitalisation issue under Part 23 of these Articles, the Restriction Notice shall be deemed also to apply to such Holder or Holders in respect of such further shares on the same terms and conditions as were applicable to the said Holder or Holders immediately prior to such issue of further shares.
(f)Where a Restriction Notice is served on a central securities depository (or its nominee(s)) acting in its capacity as operator of a securities settlement system, the provisions of this Article shall be treated as applying only to such number of shares as is equal to the number of Relevant Shares held by the central securities depository (or its nominee(s)) and not to any other shares held by the central securities depository (or its nominee(s)).

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(g)For the purpose of these Articles the expression “Specified Event” in relation to any share shall mean:
(i)the failure by the Holder or Holders thereof to pay any call or instalment of a call in the manner and at the time appointed for payment thereof; or
(ii)the failure by the Holder thereof or any of the Holders thereof to comply, to the satisfaction of the Directors, with all or any of the terms of Article 7 and/or Article 40 – 45 (inclusive) in respect of any notice or notices given to him or any of them thereunder.
73.Time for objection to voting
No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is tendered and every vote not disallowed at such meeting shall be valid. Any such objection made in due time shall be referred to the Chairman whose decision shall be final and conclusive.
74.Appointment of proxy
Every member entitled to attend, speak, ask questions and vote at a general meeting may appoint a proxy or proxies to attend, speak, ask questions relating to items on the agenda:
(a)subject to Section 1107 of the Act and vote on his behalf and may appoint more than one proxy to attend, speak, ask questions and vote at the same general meeting provided that, where a shareholder appoints more than one proxy in relation to a general meeting, each proxy must be appointed to exercise the rights attached to different shares held by that shareholder.
(b)The appointment of a proxy shall be in writing in any usual form or in any other form which the Directors may approve and shall be signed by or on behalf of the appointor. The signature on such appointment need not be witnessed. A body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. A member shall be entitled to appoint a proxy by electronic means, to an address specified by the Company. The proxy form must make provision for three-way voting (i.e. to allow votes to be cast for or against a resolution or to be withheld) on all resolutions intended to be proposed, other than resolutions which are merely procedural.
(c)Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic communication in the form of an Uncertificated Proxy Instruction, (that is, a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the securities settlement system concerned and received by such participant in that system acting on behalf of the Company as the Directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the securities settlement system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such Uncertificated Proxy Instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such participant. The Directors may treat any such Uncertificated Proxy Instruction which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.
(d)Without limiting the foregoing, in relation to any shares which are deposited in a central securities depository, the Directors may from time to time:
(i)permit appointments of a proxy to be made by means of an electronic communication (that is, a properly authenticated dematerialised instruction, and/or other instruction or notification, which is sent by means of the relevant securities settlement system concerned and received by such central securities depository in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant securities settlement system concerned)); and may in a similar manner permit supplements to, or amendments or revocations of, any such proxy instruction to be made by like means. The Directors may in addition prescribe the method of determining the time at which any such properly authenticated dematerialised instruction (and/or other instruction or notification) is to be treated as received by the Company or such central securities depository. The Directors

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may treat any such proxy instruction which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder;
(ii)agree with the central securities depository for such other proxy arrangements to operate, including an arrangement where the chairman of all meetings of shareholders shall, unless otherwise directed, be the proxy for all shareholder meetings in respect of all shares deposited in such central securities depository on the basis that such chairman shall only vote as proxy in accordance with such instructions as the central securities depository may give; and
(iii)agree with a central securities depository that where shares have been deposited in another central securities depository that proxy instructions may be given via the systems of that other central securities depository to the exclusion of the first central securities depository.
75.Bodies corporate acting by representatives at meetings
(a)Any body corporate which is a member, or a proxy for a member, of the Company may authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class of members of the Company and, subject to evidence being furnished to the Company of such authority as the Directors may reasonably require, any person(s) so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company (or a proxy appointed to act on behalf of a member of the Company, as applicable) or, where more than one such representative is so authorised, all or any of the rights attached to the shares in respect of which he is so authorised. Where a body corporate appoints more than one representative in relation to a general meeting, each representative must be appointed to exercise the rights attached to a different shares held by that body corporate or in respect of which the proxy has been appointed.
(b)Any body corporate which is an owner of a share may by resolution of its directors or other governing body authorise such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers (if any) on behalf of the body corporate which he represents as that body corporate is entitled to exercise in accordance with Article 3.
76.Receipt of proxy appointments
(a)Where the appointment of a proxy and any authority under which it is signed or a copy certified notarially or in some other way approved by the Directors is to be received by the Company:
(i)in physical form it shall be deposited at the Office or (at the option of the member) at such other place or places (if any) as may be specified for that purpose in or by way of note to the notice convening the meeting;
(ii)in electronic form, it may be so received where an address has been specified by the Company for the purpose of receiving electronic communications:
(A)in the notice convening the meeting; or
(B)in any appointment of proxy sent out by the Company in relation to the meeting; or
(C)in any invitation contained in an electronic communication to appoint a proxy issued by the Company in relation to the meeting;
provided that it is so received by the Company not later than the latest time approved by the Directors (subject to the requirements of the Act) in respect of the meeting or adjourned meeting or (in the case of a poll taken otherwise than at or on the same day as the meeting or adjourned meeting) for the taking of the poll at which it is to be used, and in default shall not be treated as valid or, in the case of a meeting which is adjourned to, a date not later than the date of the meeting which was adjourned, it shall be sufficient if the appointment of a proxy and any such authority and certification thereof as aforesaid is so received by the Company at the commencement of the adjourned meeting or the taking of the poll. An appointment of a proxy relating to more than one meeting (including any adjournment thereof) having once been so received

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for the purposes of any meeting shall not require to be delivered, deposited or received again for the purposes of any subsequent meeting to which it relates; and
(iii)where any class of shares in the capital of the Company is held through a securities settlement system, the Directors may determine that it shall be sufficient if the appointment of a proxy and any such authority and certification thereof as aforesaid is received by the Company at such address and in such manner and time as may be specified by the Directors not being later than the commencement of the meeting, adjourned meeting or (as the case may be) of the taking of the poll at the meeting (or any adjournment thereof).
77.Effect of proxy appointments
(a)Receipt by the Company of an appointment of a proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment of a proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates and shall be deemed to confer authority to speak at a general meeting and join in taking a poll.
(b)A proxy shall have the right to exercise all or any of the rights of his appointor, or (where more than one proxy is appointed) all or any of the rights attached to the shares in respect of which he is appointed as the proxy to attend, and to speak and vote, at a general meeting of the Company. Unless his appointment provides otherwise, a proxy may vote or abstain at his discretion on any resolution put to the vote.
78.Effect of revocation of proxy or of authorisation
(a)A vote given in accordance with the terms of an appointment of a proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the previous death, insanity or winding up of the principal, or the revocation of the appointment of a proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or the transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, winding up, revocation or transfer is received by the Company at the Office before the commencement of the meeting.
(b)The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without reply paid envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative. The proxy form may make provision for three-way voting on all resolutions intended to be proposed, other than resolutions which are merely procedural. If, for the purpose of any meeting, invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the expense of the Company, such invitations shall be issued to all (and not to some only) of the members entitled to be sent a notice of the meeting and to vote thereat by proxy, but the accidental omission to issue such invitations to, or the non-receipt of such invitations by, any member shall not invalidate the proceedings at any such meeting.
PART 13
DIRECTORS
79.Number of Directors
Unless otherwise determined by the Company in general meeting by Special Resolution, the number of Directors shall not be more than fifteen nor less than four, provided that the exact number of Directors shall be fixed from time to time by the Board of Directors, at its sole discretion, by a resolution of the Directors passed in accordance with these Articles. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum in circumstances other than those described in Article 93(b) the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment. If there be no Director or Directors able or willing to act then any two shareholders may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to the provisions of the Acts and these Articles) only until the conclusion of the annual general meeting of the Company next following such appointment unless he is re-elected during such meeting.

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80.Share qualification
A Director shall not require a share qualification.
81.Ordinary remuneration of Directors
The ordinary remuneration of the Directors shall not exceed such amount as may be determined from time to time by the Board and shall be divisible (unless such resolution shall provide otherwise) among the Directors as they may agree, or, failing agreement, equally, except that any Director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of the remuneration related to the period during which he has held office.
82.Special remuneration of Directors
Notwithstanding Article 81, any Director who holds any executive office (including for this purpose the office of Chairman or Deputy Chairman) or who serves on any committee, or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, commission or otherwise as the Directors may determine.
83.Expenses of Directors and use of Company Property
(a)The Directors may be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors or general meetings or separate meetings of the Holders of any class of shares or of debentures of the Company or otherwise in connection with the discharge of their duties.
(b)A Director is expressly permitted (for the purposes of Section 228(1)(d) of the Act) to use the Company’s property subject to such conditions as may be or have been approved by the Board or pursuant to any delegation by the Board in accordance with these Articles or as permitted by their terms of employment or appointment.
84.Alternate Directors
(a)Any Director may appoint by writing (whether in electronic form or otherwise) under his hand any person (including another Director) to be his alternate provided always that no such appointment of a person other than a Director as an alternate shall be operative unless and until such appointment shall have been approved by resolution of the Directors. Any such authority may be sent by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed or facsimile, electronic or advanced electronic signature of the Director giving such authority.
(b)An alternate Director shall be entitled, subject to his giving to the Company an address within the State or the United Kingdom, to receive notices of all meetings of the Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at any such meeting at which the Director appointing him is not personally present and in the absence of his appointor to exercise all the powers, rights, duties and authorities of his appointor as a Director (other than the right to appoint an alternate hereunder).
(c)Save as otherwise provided in these Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and he shall not be deemed to be the agent of the Director appointing him. The remuneration of any such alternate Director shall be payable out of the remuneration paid to the Director appointing him and shall consist of such portion of the last mentioned remuneration as shall be agreed between the alternate and the Director appointing him.
(d)If a Director shall die or cease to hold the office of Director the appointment of his alternate shall thereupon cease and determine.
(e)A Director may revoke at any time the appointment of any alternate appointed by him. Any appointment or revocation by a Director under this Article shall be effected by notice in writing given under his hand to the Secretary or deposited at the Office or in any other manner approved by the Directors.
(f)The appointment of an alternate director shall ipso facto determine on the happening of any event which if he were a Director would cause him to vacate such office and shall also determine ipso facto if the Director concerned ceases for any reason to be a Director, but if a Director retires pursuant to Article 91 or otherwise but is re-appointed or deemed

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to have been re-appointed at the meeting at which he retires, any appointment of an alternate Director made by him which was in force immediately prior to his retirement shall continue after his re-appointment.
(g)Any appointment or revocation by a Director under this Article shall be effected by notice in writing (whether in electronic form or otherwise) given under his hand to the Secretary or deposited or received at the Office or in any other manner approved by the Directors.
PART 14
POWERS OF DIRECTORS
85.Directors’ powers
Subject to the provisions of the Acts, the memorandum of association of the Company and these Articles and to any directions by the members given by special resolution, not being inconsistent with these Articles or with the Acts, the business of the Company shall be managed by the Directors who may do all such acts and things and exercise all the powers of the Company as are not by the Acts or by these Articles required to be done or exercised by the Company in general meeting. No alteration of the memorandum of association of the Company or of these Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction not been given. The powers given by this Article shall not be limited by any special power given to the Directors by these Articles and a meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.
86.Power to delegate
Without prejudice to the generality of the last preceding Article, the Directors may delegate any of their powers, authorities or discretions to:
(a)the Chief Executive or any Director holding any other executive office or any person or persons employed by the Company or any of its subsidiaries; and/or
(b)to any committee consisting of one or more Directors together with such other persons (if any) as may be appointed to such committee by the Directors provided that a majority of the members of each committee appointed by the Directors shall at all times consist of Directors and that no resolution of any such committee shall be effective unless a majority of the members of the committee present at the meeting at which it was passed are Directors.
Any such delegation may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and may be revoked. Subject to any such conditions, the proceedings of a committee with two or more members shall be governed by the provisions of these Articles regulating the proceedings of Directors so far as they are capable of applying save that the quorum for the transaction of any such committee shall unless otherwise determined by the Directors be two. Save where expressly resolved otherwise by the Directors, any delegation of powers, authorities or discretions pursuant to this Article may be further sub-delegated either without limitation or subject to such limitations as may be imposed by the delegate of such powers.
87.Appointment of attorneys
The Directors, from time to time and at any time by power of attorney, may appoint any company, firm or person or fluctuating body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit. Any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit and may authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him.
88.Local management
Without prejudice to the generality of Article 85, the Directors may establish any committees, local boards or agencies for managing any of the affairs of the Company, either in the State or elsewhere, and may appoint any persons to be members of such committees, local boards or agencies and may fix their remuneration and may delegate to any committee, local board or agent any of the powers, authorities and discretions vested in the Directors with power to sub-delegate and any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit, and the Directors may remove any person so appointed, and may annul or vary any such delegation, but no person dealing in good faith

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with any such committee, local board or agency, without notice of any such removal, annulment or variation shall be affected thereby.
89.Borrowing powers
The Directors may exercise all the powers of the Company to borrow or raise money and to mortgage or charge its undertaking, property, assets, and uncalled capital or any part thereof and subject to Part 3 of the Act to issue debentures, debenture stock and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.
90.Execution of negotiable instruments
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall determine from time to time by resolution.
PART 15
APPOINTMENT AND RETIREMENT OF DIRECTORS
91.Retirement
(a)At each annual general meeting of the Company every Director shall retire from office.
(b)A Director who retires at an annual general meeting may be reappointed, if willing to act. If he is not reappointed (or deemed to be reappointed pursuant to these Articles) he shall retain office until the meeting appoints someone in his place or, if it does not do so, until the end of the meeting.
92.Deemed reappointment
If the Company, at the meeting at which a Director retires pursuant to Article 91, does not fill the vacancy the retiring Director, if willing to act, shall be deemed to have been re-appointed, unless at the meeting it is resolved not to fill the vacancy or a resolution for the reappointment of the Director is put to the meeting and lost.
93.Eligibility for appointment
(a)No person other than a Director retiring pursuant to Article 91 shall be appointed a Director at any general meeting unless ~~(a) if the Company is no longer a Foreign Private Issuer,~~ he is nominated in accordance with the procedures set forth in Article 59A~~; or (b) if the Company is a Foreign Private Issuer (i) he is recommended by the Directors; or (ii) not less than seven nor more than 42 Clear Days before the date appointed for the meeting, notice executed by a member at the meeting has been given to the Company of the intention to propose that person for appointment stating the particulars which would be required, if he were so appointed, to be included in the Company’s register of Directors together with notice executed by that person of his willingness to be appointed~~.
(b)If, at any General Meeting, the number of Directors is reduced below the minimum number prescribed pursuant to Article 79, (the “Minimum Threshold”) due to failure of any Director or Directors to be re-elected, then in those circumstances, the Director nominees receiving the highest number of votes in favour of re-election shall be deemed re-elected only to the extent required to ensure the Minimum Threshold is satisfied. Where one or more Directors are re-elected, then those re-elected Directors shall hold office until the next Annual General Meeting while the Directors who have been deemed to be re-elected hold office only to the extent required to meet the Minimum Threshold and only until such time as one or more additional Directors have been appointed to replace them.
(c)No person shall be appointed or reappointed a director if he is 75 years of age or over.
93A.    Each Director shall be elected by an Ordinary Resolution at an Annual General Meeting, except that if: (a) the Secretary receives notice that one or more members has proposed to nominate one or more persons for election or re-election to the Board, which notice purports to be in compliance with the requirements for member nominations set forth in these Articles, irrespective of whether the Board at any time determines that any such notice is not in compliance with such requirements; and (b) such nomination or nominations have not been formally and irrevocably withdrawn by such members on or prior to the date that is ten (10) business days in advance of the date that the Company first mails its notice of meeting for such meeting to the members of the Company, and the number of validly nominated Director nominees exceeds the number of Directors fixed by the Board in accordance with Article 93 (a “contested election”), each of those nominees shall be voted upon as a separate

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resolution and the Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors. For the purposes of this Article 93A, “elected by a plurality” means the election of those validly nominated Director nominees equal in number to the number of seats to be filled at the relevant general meeting that received the highest number of votes in the contested election.
94.Appointment of additional Directors
(a)Subject as aforesaid, the Company by ordinary resolution may appoint a person to be a Director either to fill a vacancy or as an additional Director.
(b)The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these Articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting and shall not be taken into account in determining the Directors who are to retire pursuant to Article 91 at the meeting. If not re-appointed at such annual general meeting, such Director shall vacate office at the conclusion thereof.
PART 16
DISQUALIFICATION AND REMOVAL OF DIRECTORS
95.Disqualification and removal of Directors
The office of a Director shall be vacated ipso facto if:
(a)he is restricted or disqualified from acting as a director of any company under the provisions of Part 14 of the Act;
(b)he becomes bankrupt or makes any arrangement or composition with his creditors generally;
(c)in the opinion of a majority of his co-Directors, he becomes incapable by reason of mental disorder of discharging his duties as a Director;
(d)(not being a Director holding for a fixed term an executive office in his capacity as a Director) he resigns his office by notice to the Company;
(e)he is convicted of an indictable offence, unless the Directors otherwise determine;
(f)he shall have been absent for more than six consecutive months without permission of the Directors from meetings of the Directors held during that period and his alternate Director (if any) shall not have attended any such meeting in his place during such period, and the Directors pass a resolution that by reason of such absence he has vacated office;
(g)he is required in writing by all his co-Directors to resign; or
(h)he attains 75 years of age.
96.Removal of Directors
The Company, by ordinary resolution of which notice has been given in accordance with the provisions of the Acts, may remove any Director before the expiry of his period of office notwithstanding anything in these Articles or in any agreement between the Company and such Director and may, if thought fit, by ordinary resolution appoint another Director in his stead. The person appointed shall be subject to retirement at the same time as if he had become a Director on the date on which the Director in whose place he is appointed was last appointed a Director. Nothing in this Article shall be taken as depriving a person removed hereunder of compensation or damages payable to him in respect of the termination of his appointment as Director or of any appointment terminating with that of Director.
PART 17
DIRECTORS’ OFFICES AND INTERESTS
97.Executive offices
(a)The Directors may appoint one or more of their body to the office of Chief Executive or to any other executive office under the Company (including, where considered appropriate, the office of Chairman) on such terms and for such period as they may determine and, without prejudice to the terms of any contract entered into in any particular case, may revoke any such appointment at any time.

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(b)A Director holding any such executive office shall receive such remuneration, whether in addition to or in substitution for his ordinary remuneration as a Director and whether by way of salary, commission, participation in profits or otherwise or partly in one way and partly in another, as the Directors may determine.
(c)The appointment of any Director to the office of Chairman or Chief Executive shall determine automatically if he ceases to be a Director but without prejudice to any claim for damages for breach of any contract of service between him and the Company.
(d)The appointment of any Director to any other executive office shall not determine automatically if he ceases from any cause to be a Director unless the contract or resolution under which he holds office shall expressly state otherwise, in which event such determination shall be without prejudice to any claim for damages for breach of any contract of service between him and the Company.
(e)A Director may hold any other office or place of profit under the Company (except that of Auditor to the Company or any subsidiary thereof) in conjunction with his office of Director, and may act in a professional capacity to the Company, on such terms as to remuneration and otherwise as the Directors shall arrange.
98.Directors’ interests
(a)Subject to the provisions of the Acts, and provided that he has disclosed to the Directors the nature and extent of any material interest of his, a Director notwithstanding his office:
(i)may be a party to, or otherwise interested in, any transaction or arrangement with the Company or any subsidiary or associated company thereof or in which the Company or any subsidiary or associated company thereof is otherwise interested;
(ii)may be a director or other officer of, or employed by, or a party to any transaction or arrangement with, or otherwise interested in, any body corporate promoted by the Company or in which the Company or any subsidiary or associated company thereof is otherwise interested; and
(iii)shall not be accountable, by reason of his office, to the Company for any benefit which he derives from any such office or employment or from any such transaction or arrangement or from any interest in any such body corporate and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.
(b)No Director or intending Director shall be disqualified by his office from contracting with the Company either as vendor, purchaser or otherwise, nor shall any such contract or any contract or arrangement entered into by or on behalf of the other Company in which any Director shall be in any way interested be avoided nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established. The nature of a Director’s interest must be declared by him at the meeting of the Directors at which the question of entering into the contract or arrangement is first taken into consideration, or if the Director was not at the date of that meeting interested in the proposed contract or arrangement at the next meeting of the Directors held after he became so interested, and in a case where the Director becomes interested in a contract or arrangement after it is made at the first meeting of the Directors held after he becomes so interested.
(c)A copy of every declaration made and notice given under this Article shall be entered within three days after the making or giving thereof in a book kept for this purpose. Such book shall be open for inspection without charge by any Director, Secretary, Auditor or member of the Company at the Office and shall be produced at every general meeting of the Company and at any meeting of the Directors if any Director so requests in sufficient time to enable the book to be available at the meeting.
(d)For the purposes of this Article:
(i)a general notice given to the Directors that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction of the nature and extent so specified; and

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(ii)an interest of which a Director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.
99.Restriction on Directors’ voting
(a)Save as otherwise provided by these Articles, a Director shall not vote at a meeting of the Directors or a committee of Directors on any resolution concerning a matter in which he has, directly or indirectly, an interest which (together with any interest of any person connected (within the meaning of Section 220 of the 190 Act) with him) is material or a duty which conflicts or may conflict with the interests of the Company. A Director shall not be counted in the quorum present at a meeting in relation to any such resolution on which he is not entitled to vote.
(b)A Director shall be entitled (in the absence of some other material interest than is indicated below) to vote (and be counted in the quorum) in respect of any resolutions concerning any of the following matters, namely:
(i)the giving of any security, guarantee or indemnity to him in respect of money lent by him or by any other person to the Company or any of its subsidiary or associated companies or obligations incurred by him or by any other person at the request of or for the benefit of the Company or any of its subsidiary or associated companies;
(ii)the giving of any security, guarantee or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary or associated companies for which he himself has assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;
(iii)any proposal concerning any offer of shares or debentures or other securities of or by the Company or any of its subsidiary or associated companies for subscription, purchase or exchange in which offer he is or may be entitled to participate as a Holder of securities or he is or is to be interested as a participant in the underwriting or sub-underwriting thereof;
(iv)any proposal concerning any other company in which he is interested, directly or indirectly and whether as an officer or shareholder or otherwise howsoever, provided that he and any persons connected (as defined from time to time by the Act) with him do not to his knowledge have an interest in one per cent, or more of the issued shares of any class of the equity share capital of such company or of the voting rights available to members of such company (or of a third company through which such interest is derived) (any such interest being deemed for the purposes of this Article to be a material interest in all circumstances and any such interest being one which he would be required to notify pursuant to Chapter 5 of Part 5 of the Act as amended by Chapter 4 Part 17 of the Act if it was an interest in more than the notifiable percentage (defined by Section 1052 of that Act) of such issued shares); or
(v)any proposal concerning the adoption, modification or operation of a superannuation fund or retirement benefits scheme under which he may benefit and which has been approved by or is subject to and conditional upon approval for taxation purposes by the appropriate Revenue authorities;
(vi)any proposal concerning the adoption, modification or operation of any scheme for enabling employees (including full time executive Directors) of the Company and/or any subsidiary thereof to acquire shares in the Company or any arrangement for the benefit of employees of the Company or any of its subsidiaries under which the Director benefits or may benefit; or
(vii)any proposal concerning the giving of any indemnity pursuant to Article 140 or the discharge of the cost of any insurance cover purchased or maintained pursuant to Article 100.
(c)Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned (if not debarred from voting under sub-paragraph (b)(iv) of this Article) shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

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(d)Nothing in the Acts shall restrict a Director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board or is otherwise in accordance with these Articles.
(e)If a question arises at a meeting of Directors or of a committee of Directors as to the materiality of a Director’s interest or as to the right of any Director to vote and such question is not resolved by his voluntarily agreeing to abstain from voting, such question may be referred, before the conclusion of the meeting, to the chairman of the meeting and his ruling in relation to any Director other than himself shall be final and conclusive.
(f)For the purposes of this Article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director and, in relation to an alternate Director, an interest of his appointor shall be treated as an interest of the alternate Director.
(g)The Company by ordinary resolution may suspend or relax the provisions of this Article to any extent or ratify any transaction not duly authorised by reason of a contravention of this Article.
100.Pensions and insurance of Directors and Officers
The Directors may provide benefits, whether by way of pensions, gratuities or otherwise, for any Director, former Director or other officer or former officer of the Company or to any person who holds or has held any employment with the Company or with any body corporate which is or has been a subsidiary or associated company of the Company or a predecessor in business of the Company or of any such subsidiary or associated company and to any member of his family or any person who is or was dependent on him and may set up, establish, support, alter, maintain and continue any scheme for providing all or any such benefits and for such purposes any Director accordingly may be, become or remain a member of, or rejoin, any scheme and receive or retain for his own benefit all benefits to which he may be or become entitled thereunder. The Directors may pay out of the funds of the Company any premiums, contributions or sums payable by the Company under the provisions of any such scheme in respect of any of the persons or class of persons above referred to who are or may be or become members thereof.
Subject to the provisions of Article 140, the Directors shall have the power to purchase and maintain insurance for or for the benefit of any persons who are or were at any time, Directors, officers, or employees of the Company, or of any other company which is its holding company or in which the Company or such holding company has any interest whether direct or indirect or which is in any way allied to or associated with the Company, or of any subsidiary undertaking of the Company or any such other company, or who are or were at any time trustees of any pension fund in which employees of the Company, or any other company or such subsidiary undertaking are interested, including (without prejudice to the generality of the foregoing) insurance against any liability incurred by such persons in respect of any act or omission in the actual or purported execution or discharge of their duties or in the exercise or purported exercise of their powers or otherwise in relation to their duties, powers or offices in relation to the Company or any such other company, subsidiary undertaking or pension fund.
PART 18
PROCEEDINGS OF DIRECTORS
101.Convening and regulation of Directors’ meetings
(a)Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit. A Director may, and the Secretary at the request of a Director shall, call a meeting of the Directors. Any Director may waive notice of any meeting and any such waiver may be retrospective.
(b)Notice of a meeting of the Directors shall be deemed to be duly given to a Director if it is given to him personally or by word of mouth or sent in writing by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors to him at his last known address or any other address given by him to the Company for this purpose.
102.Quorum for Directors’ meetings
(a)The quorum for the transaction of the business of the Directors may be fixed by the Directors and unless so fixed at any other number shall be four Directors. A person who holds office only as an alternate Director shall, if his appointor is not present, be counted in the quorum but notwithstanding that such person may act as alternate Director for more than one Director he shall not count as more than one for the purposes of determining whether a quorum is present.

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(b)Any Director who ceases to be a Director at a meeting of the Directors may continue to be present and to act as a Director and be counted in the quorum until the termination of the meeting if no other Director objects and if otherwise a quorum of Directors would not be present.
(c)The continuing Directors or a sole Director may act notwithstanding any vacancies in their number but if the number of Directors is less than the number fixed as the quorum, they may act only for the purpose of filling vacancies or of calling a general meeting.
103.Voting at Directors’ meetings
(a)Questions arising at any meeting of Directors shall be decided by a majority of votes. Where there is an equality of votes, the chairman of the meeting shall have a second or casting vote.
(b)Subject as hereinafter provided, each Director present and voting shall have one vote and in addition to his own vote shall be entitled to one vote in respect of each other Director not present at the meeting who shall have authorised him in respect of such meeting to vote for such other Director in his absence. Any such authority may relate generally to all meetings of the Directors or to any specified meeting or meetings and must be in writing and may be sent by delivery, post, cable, telegram, telex, telefax, electronic mail or any other means of communication approved by the Directors and may bear a printed facsimile, electronic signature or advanced electronic signature of the Director giving such authority. The authority must be delivered to the Secretary for filing prior to or must be produced at the first meeting at which a vote is to be cast pursuant thereto provided that no Director shall be entitled to any vote at a meeting on behalf of another Director pursuant to this paragraph if the other Director shall have appointed an alternate Director and that alternate Director is present at the meeting at which the Director proposes to vote pursuant to this paragraph.
104.Telecommunication meetings
Any Director or alternate Director may participate in a meeting of the Directors or any committee of the Directors by means of conference telephone or other telecommunications equipment (including, without limitation, by webcast or video conference) by means of which all persons participating in the meeting can hear each other speak and such participation in a meeting shall constitute presence in person at the meeting.
105.Chairman of Board of Directors
Subject to any appointment to the office of Chairman made pursuant to these Articles, the Directors may elect a chairman of their meetings and determine the period for which he is to hold office, but if no such chairman is elected or if at any meeting the chairman is unwilling to act or is not present within five minutes after the time appointed for holding the same the Directors present may choose one of their number to be chairman of the meeting.
106.Validity of acts of Directors
All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified from holding office or had vacated office, shall be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director and had been entitled to vote.
107.Directors’ resolutions or other document in writing
A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents. A resolution or other document signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by an alternate Director need not also be signed by his appointor and, if it is signed by a Director who has appointed an alternate Director, it need not be signed by the alternate Director in that capacity.

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PART 19
THE SECRETARY
108.Appointment of Secretary
The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit and any Secretary so appointed may be removed by them. Anything required or authorised by the Acts or these Articles to be done by the Secretary may be done, if the office is vacant or there is for any other reason no Secretary readily available and capable of acting, by or to any assistant or acting Secretary or, if there is no assistant or acting secretary readily available and capable of acting, by or to any officer of the Company authorised generally or specially in that behalf by the Directors: Provided that any provision of the Acts or these Articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as a Director and as, or in the place of, the Secretary.
PART 20
THE SEAL
109.Use of Seal
The Directors shall ensure that the Seal (including any official securities seal kept pursuant to the Acts) shall be used only by the authority of the Directors or of a committee authorised by the Directors.
110.Seal for use abroad
The Company may have one or more duplicate common seals or official seals for use in different locations including for use abroad.
111.Signature of sealed instruments
(a)Every instrument to which the Seal shall be affixed shall be signed by a Director, the Secretary or some other person appointed by the Directors for the purpose and the signature or countersignature of a second such person shall not be required save that as regards any certificates for shares or debentures or other securities of the Company the Directors may determine by resolution that such a signature shall be dispensed with, or be printed thereon or affixed thereto by some method or system of mechanical signature provided that in any such case the certificate to be sealed shall have been approved for sealing by the Secretary or by the Registrar or by the Auditors or by some other person appointed by the Directors for this purpose in writing (and, for the avoidance of doubt, it is hereby declared that it shall be sufficient for approval to be given and/or evidenced either in such manner (if any) as may be approved by or on behalf of the Directors or by having certificates initialled before sealing or by having certificates presented for sealing accompanied by a list thereof which has been initialled).
(b)For the purposes of this Article 111, any instrument in electronic form to which the seal is required to be affixed, shall be sealed by means of an advanced electronic signature based on a Qualified Certificate of a Director, the Secretary or by some other person appointed by the Directors for the purpose.
PART 21
DIVIDENDS AND RESERVES
112.Declaration of dividends
Subject to the provisions of the Acts, the Company by ordinary resolution may declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Directors.
113.Interim and fixed dividends
Subject to the provisions of the Acts, the Directors may declare and pay interim dividends if it appears to them that they are justified by the profits of the Company available for distribution. If the share capital is divided into different classes, the Directors may declare and pay interim dividends on shares which confer deferred or non-preferred rights with regard to dividend as well as on shares which confer preferential rights with regard to dividend, but subject always to any restrictions for the time being in force (whether under these Articles, under the terms of issue of any shares or under any agreement to which the Company is a party, or otherwise) relating to the application, or the priority of application, of the Company’s profits available for distribution or to the declaration or as the case may be the payment of dividends by the Company. Subject as

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aforesaid, the Directors may also pay at intervals settled by them any dividend payable at a fixed rate if it appears to them that the profits available for distribution justify the payment. Provided the Directors act in good faith they shall not incur any liability to the Holders of shares conferring preferred rights for any loss they may suffer by the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.
114.Payment of dividends
(a)Except as otherwise provided by the rights attached to shares, all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid. Subject as aforesaid, all dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly. For the purposes of this Article, no amount paid on a share in advance of calls shall be treated as paid on a share.
(b)If several persons are registered as joint Holders of any share, any one of them may give effectual receipts for any dividend or other moneys payable on or in respect of the share on or in respect of the share.
115.Deductions from dividends
The Directors may deduct from any dividend or other moneys payable to any member in respect of a share any moneys immediately payable by him to the Company in respect of that share.
116.Dividends in specie
(a)A general meeting declaring a dividend may direct, upon the recommendation of the Directors, that it shall be satisfied wholly or partly by the distribution of assets (and, in particular, of paid up shares, debentures or debenture stock of any other company or in any one or more of such ways) and the Directors shall give effect to such resolution. Where any difficulty arises in regard to the distribution, the Directors may settle the same as they think expedient and in particular may issue fractional certificates and fix the value for distribution of such specific assets or any part thereof in order to adjust the rights of all the parties and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust rights of all the parties and may vest any such specific assets in trustees, upon trust for the persons entitled to the dividend as the Directors think expedient, and generally may make such arrangements for the allotment, acceptance and sale of such specific assets or fractional certificates, or any part thereof, and otherwise as they may think fit.
(b)The Directors may direct payment or satisfaction of any dividend or other distribution wholly or in part by the distribution of assets (and, in particular, of paid up shares, debentures or debenture stock of any other company or in any one or more of such ways). Where any difficulty arises in regard to such dividend or distribution, the Directors may settle it as they think expedient, and in particular may authorise any person to sell and transfer any fractions, or may ignore fractions altogether, and may fix the value for distribution or dividend purposes of any such specific assets, and may determine that cash payments shall be made to any members upon the footing of the values so fixed in order to secure equality of distribution, and may vest any such specific assets in trustees as may seem expedient to the Directors.
117.Payment mechanism of dividends or other moneys
(a)Any dividend or other moneys payable in respect of any share (whether in euro or foreign currency) may be paid by such method as the Directors, in their absolute discretion decide. Different methods of payment may apply to different Holders or groupings of Holders (such as overseas Holders). Without limiting any other method of payment which the Company may adopt, the Directors may decide that payment can be made wholly or partly:
(i)by inter-bank transfer payment, electronic form (including electronic funds transfer or other electronic media) or by such other means approved by the Directors directly to an account (of a type approved by the Directors) nominated in writing by the Holder or the joint Holders; or
(ii)by cheque or warrant or any other similar financial instrument sent by post to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the Register or to such person and to such address as the Holder or joint Holders may in writing (whether in electronic form or otherwise) direct. Every such cheque or warrant or any other similar

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financial instrument shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company; or
(iii)by such arrangements to enable a central securities depository (or its nominee(s)) or any agent for on behalf of the Company or any such other member or members as the Directors shall from time to time determine to receive the relevant dividends in any currency or currencies other than the currency in which such dividends are declared.
(b)For the purposes of the calculation of the amount receivable in respect of any dividend, the rate of exchange to be used to determine the equivalent in any such other currency of any sum payable as a dividend shall be such rate or rates, and the payment thereof shall be on such terms and conditions, as the Directors may in their absolute discretion determine.
(c)Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share.
(d)If the Directors decide that payment will be made by electronic transfer to an account (of a type approved by the Directors) nominated by a Holder or joint Holders, but no such account is nominated by the Holder or joint Holders or an electronic transfer into a nominated account is rejected or refunded, the Company may credit the amount payable to an account of the Company to be held until the Holder nominates a valid account.
(e)Payment by electronic transfer, cheque or warrant, or in any other way shall be deemed to have been made at the risk of the person(s) entitled to the money. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any of the aforementioned methods.
118.Dividends not to bear interest
No dividend or other moneys payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.
119.Payment to Holders on a particular date
Any resolution declaring a dividend on shares of any class, whether a resolution of the Company in general meeting or a resolution of the Directors, may specify that the same may be payable to the persons registered as the Holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se of transferors and transferees of any such shares in respect of such dividend. The provisions of this Article shall apply, mutatis mutandis, to capitalisations to be effected in pursuance of these Articles. Any dividend, interest or other sum payable which remains unclaimed for one year after having been declared may be invested or otherwise made use of by the Directors for the benefit of the Company until claimed.
120.Unclaimed dividends
(a)If the Directors so resolve, any dividend which has remained unclaimed for twelve years from the date of its declaration shall be forfeited in favour of the Company and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.
(b)The Company may cease sending dividend cheques or warrants by post if such cheques or warrants have been returned undelivered or left uncashed for a period of six months or more from their date of issuance on two consecutive occasions and following such second occasion, reasonable enquiries have failed to establish any new address of the Holder.
121.Reserves
Before recommending any dividend, whether preferential or otherwise, the Directors may carry to reserve out of the profits of the Company such sums as they think proper. All sums standing to reserve may be applied from time to time in the discretion of the Directors for any purpose to which the profits of the Company may be properly applied and at the like discretion may be either employed in the business of the Company or invested in such investments as the Directors may lawfully determine. The Directors may divide the reserve into such special funds as they think fit and may consolidate into one fund any special funds or

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any parts of any special funds into which the reserve may have been divided as they may lawfully determine. Any sum which the Directors may carry to reserve out of the unrealised profits of the Company shall not be mixed with any reserve to which profits available for distribution have been carried. The Directors may also carry forward, without placing the same to reserve, any profits which they may think it prudent not to distribute.
PART 22
ACCOUNTING RECORDS
122.Accounting Records
(a)The Directors shall, in accordance with Chapter 2 of Part 6 of the Act, cause to be kept adequate accounting records, whether in the form of documents, electronic form or otherwise, that:
(i)correctly record and explain the transactions of the Company;
(ii)will at any time enable the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;
(iii)will enable the Directors to ensure that any financial statements of the Company, required to be prepared under Sections 290 or 293 of the Act, comply with the requirements of the Acts; and
(iv)will enable those financial statements of the Company to be readily and properly audited.
The accounting records shall be kept on a continuous and consistent basis and entries therein shall be made in a timely manner and be consistent from year to year. Adequate accounting records shall be deemed to have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the assets, liabilities, financial position and profit or loss of the Company and, if relevant, the group and include any information and returns referred to in Section 283(2) of the Act. The Company may in addition to its obligations to prepare financial statements in accordance with the Act (or in substitution of such obligations where permitted by the Act as applicable) publish financial information in accordance with United States generally accepted accounting principles, as in effect from time to time, or any applicable accounting standard from time to time.
(b)The accounting records shall be kept at the Office or, subject to the provisions of the Act, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.
(c)The Directors shall determine from time to time whether and to what extent and at what times and places and under what conditions or regulations the accounting records of the Company shall be open to the inspection of members, not being Directors. No member (not being a Director) shall have any right of inspecting any financial statement or accounting record of the Company except as conferred by the Acts or authorised by the Directors or by the Company in general meeting.
(d)In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such statutory financial statements of the Company and reports as are required by the Acts to be prepared and laid before such meeting.
(e)A copy of every statutory financial statement of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or summary financial statements prepared in accordance with Section 1119 of the Act, shall be sent, by post, electronic mail, any other means of electronic communications or in accordance with the procedure set out in Article 129(a)(v) (in which case the provisions of Article 129(e) shall apply), not less than twenty-one Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes and the required number of copies of these documents shall be forwarded at the same time to the appropriate sections of the Stock Exchanges; and provided, where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company. The Company may, in addition to sending one or

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more copies of its statutory financial statements, summary financial statements or other communications to its members, send one or more copies to any Approved Nominee.
(f)Auditors shall be appointed and their duties regulated in accordance with the Acts.
PART 23
CAPITALISATION OF PROFITS OR RESERVES
123.Scrip dividends
(a)The Directors may from time to time at their discretion, subject to the provisions of the Acts and, in particular, to their being duly authorised pursuant to Section 1021 of the Act, to allot the relevant shares, offer to the Holders of Ordinary Shares the right to elect to receive in lieu of any dividend or proposed dividend or part thereof an allotment of additional Ordinary Shares credited as fully paid. In any such case the following provisions shall apply:
(b)Any such resolution may specify a particular dividend or dividends or may specify all or any dividends falling to be declared or paid during a specified period being a period expiring not later than the commencement of the fifth annual general meeting next following the date of the meeting at which the resolution is passed.
(c)The Directors may undertake and do such acts and things as they consider necessary or expedient for the purpose of giving effect to the provisions of this Article.
(d)Notwithstanding the provisions of this Article, the Directors may at any time prior to payment of the relevant dividend determine, if it appears to them desirable to do so because of a change in circumstances, that the dividend shall be payable wholly in cash and if they so determine then all elections made shall be disregarded.
(e)The basis of allotment shall be determined by the Directors so that, as nearly as may be considered convenient in the Directors’ absolute discretion, the value of the additional Ordinary Shares (excluding any fractional entitlement) to be allotted in lieu of any amount of dividend shall equal such amount. For such purpose the “average quotation” of an Ordinary Share shall be the arithmetic mean of the middle market quotations for Ordinary Shares as derived from the prices published on any Stock Exchange, where appropriate, for each of the first five business days on which Ordinary Shares are quoted “ex” the relevant dividend.
(f)The Directors shall give notice in writing (whether in electronic form or otherwise) to the Holders of Ordinary Shares of the right of election offered to them and shall send with or following such notice forms of election and specify the procedure to be followed and the place at which, and the latest date and time by which, duly completed forms of election must be lodged in order to be effective. The Directors may also give Holders in the same or other forms the opportunity to elect in advance to receive new Ordinary Shares instead of dividends in respect of future dividends not yet declared (and, therefore, in respect of which the basis of allotment shall not yet have been determined).
(g)The dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on Ordinary Shares in respect of which the right of election as aforesaid has been duly exercised (the “Subject Ordinary Shares”) and in lieu thereof additional Ordinary Shares (but not any fraction of a share) shall be allotted to the Holders of the Subject Ordinary Shares on the basis of allotment determined as aforesaid and for such purpose the Directors shall capitalise, out of such of the sums standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund, share premium account or any undenominated capital) or to the credit of the profit and loss account as the Directors may determine, a sum equal to the aggregate nominal amount of additional Ordinary Shares to be allotted on such basis and apply the same in paying up in full the appropriate number of unissued Ordinary Shares for allotment and distribution to and amongst the Holders of the Subject Ordinary Shares on such basis. A resolution of the Directors capitalising any part of the reserves or profits hereinbefore mentioned shall have the same effect as if such capitalisation has been approved by a resolution passed at general meeting of the Company.
(h)The additional Ordinary Shares so allotted shall rank pari passu in all respects with the fully-paid Ordinary Shares then in issue save only as regards participation in the relevant dividend or share election in lieu.
(i)The Directors may do all acts and things considered necessary or expedient to give effect to any such capitalisation with absolute discretion to the Directors to make such provisions as they think fit for the case of shares becoming

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distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are disregarded and the benefit of fractional entitlements accrues to the Company rather than to the Holders concerned). The Directors may authorise any person to enter into an agreement with the Company on behalf of all the Holders interested providing for such capitalisation and matters incidental thereto and any agreement made under such authority shall be effective and binding on all concerned.
(j)The Directors may on any occasion determine that rights of election shall not be offered to any Holders of Ordinary Shares who are citizens or residents of any territory where the making or publication of an offer of rights of election or any exercise of rights of election or any purported acceptance of the same would or might be unlawful, and in such event the provisions aforesaid shall be read and construed subject to such determination.
124.Capitalisation of distributable profits and reserves
Without prejudice to any powers conferred on the Directors by these Articles, the Company in general meeting may resolve, upon the recommendation of the Directors, that any sum for the time being standing to the credit of any of the Company’s reserves (including any capital redemption reserve fund, share premium account or any undenominated capital) or to the credit of the profit and loss account be capitalised and applied on behalf of the members who would have been entitled to receive that sum if it had been distributed by way of dividend and in the same proportions either in or towards paying up amounts for the time being unpaid on any shares held by them respectively, or in paying up in full unissued shares or debentures of the Company of a nominal amount equal to the sum capitalised (such shares or debentures to be allotted and distributed credited as fully paid up to and amongst such Holders in the proportions aforesaid) or partly in one way and partly in another, so, however, that the only purposes for which sums standing to the credit of the capital redemption reserve fund, the share premium account or undenominated capital shall be applied shall be those permitted by the Acts.
125.Capitalisation of non-distributable profits and reserves
Without prejudice to any powers conferred on the Directors as aforesaid, the Company in general meeting may resolve, on the recommendation of the Directors, that it is desirable to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions) and the Directors shall give effect to such resolution.
126.Implementation of capitalisation issues
Whenever such a resolution is passed in pursuance of either of the two immediately preceding Articles the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.
PART 24
EMPLOYEES
127.Employees
The Company may at its discretion, in consultation and agreement with recognised trade unions and staff associations, create procedures to facilitate negotiations concerned with the pay and conditions of service of its staff.

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PART 25
NOTICES
128.Notices in writing
Any notice to be given, served or delivered pursuant to these Articles shall be in writing (whether in electronic form or otherwise).
129.Service of notices
(a)Any notice or document (except for share certificates, which may only be delivered under sub-paragraphs (i) to (iii) of this paragraph) to be given, served or delivered in pursuance of these Articles may be given to, served on or delivered to any member by the Company:
(i)by handing the same to him or his authorised agent;
(ii)by leaving the same at his registered address;
(iii)by sending the same by the post in a pre-paid cover addressed to him at his registered address;
(iv)by sending, with the consent of the member, the same by means of electronic mail or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company);
(v)by publication of an electronic record of it on a website and notification of such publication (which shall include the address of the website, the place on the website where the document may be found and how the document may be accessed on the website) by any of the methods set out in sub-paragraphs (i) – (iv) above; or
(vi)by sending the same via (i) the messaging system of a securities settlement system and/or central securities depository as may be approved by the Directors or (ii) by electronic mail to the nominated representatives or nominated electronic mail account(s) of a central securities depository, in such manner as may be approved by the Directors.
(b)Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(i) or (ii) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).
(c)Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iii) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of twenty-four hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.
(d)Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(iv) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of forty-eight hours after despatch.
(e)Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(v) of this Article, the giving, service or delivery thereof shall be deemed to have been effected at the time that the notification of such publication shall be deemed to have been given, served or delivered to such member in accordance with these Articles.
(f)Where a notice or document is given, served or delivered pursuant to sub-paragraph (a)(vi) of this Article, the giving, service or delivery thereof shall be deemed to have been effected:
(i)at the time the same was sent to the messaging system of the central securities depository; or
(ii)by electronic mail to the nominated representatives or nominated electronic mail account(s) of the central securities depository, at the time it was sent.
(g)Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to sub-paragraph (a)(iv), if sent to the address

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last notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.
(h)Without prejudice to the provisions of sub-paragraphs (a)(i) and (ii) of this Article, if at any time by reason of the suspension or curtailment of postal services within the State, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a notice advertised on the same day in at least one leading national daily newspaper published in the State or issued through an RIS and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said advertisement or advertisements shall appear. In any such case the Company shall put a full copy of the notice of the general meeting on its website and shall send confirmatory copies of the notice through the post to those members whose registered addresses are outside the State (if or to the extent that in the opinion of the Directors it is practical so to do) or are in areas of the State unaffected by such suspension or curtailment of postal services and if at least ninety-six hours prior to the time appointed for the holding of the meeting the posting of notices to members in the State, or any part thereof which was previously affected, has become practical in the opinion of the Directors, the Directors shall send forthwith confirmatory copies of the notice by post to such members. The accidental omission to give any such confirmatory copy of a notice of a meeting to, or the non-receipt of any such confirmatory copy by, any person entitled to receive the same shall not invalidate the proceedings at the meeting.
(i)Notwithstanding anything contained in this Article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than the State.
(j)Any requirement in these Articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the directors’ and auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.
130.Service on joint Holders
A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.
131.Service on transfer or transmission of shares
(a)Every person who becomes entitled to a share shall be bound by any notice in respect of that share which, before his name is entered in the Register in respect of the share, has been duly given to a person from whom he derives his title provided that the provisions of this paragraph shall not apply to any notice served under Article 72 unless, under the provisions of Article 72(b), it is a notice which continues to have effect notwithstanding the registration of a transfer of the shares to which it relates.
(b)Without prejudice to the provisions of these Articles allowing a meeting to be convened by a newspaper advertisement or a notice issued through a RIS, a notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.
132.Signature to notices
The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

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133.Deemed receipt of notices
A member present, either in person or by proxy, at any meeting of the Company or the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where requisite, of the purposes for which it was called.
PART 26
WINDING UP
134.Distribution on winding up
If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this Article shall not affect the rights of the Holders of shares issued upon special terms and conditions.
135.Distribution in specie
If the Company is wound up, the liquidator, with the sanction of a special resolution of the Company and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.
PART 27
MISCELLANEOUS
136.Minutes of meetings
The Directors shall cause minutes to be made of the following matters, namely:
(a)of all appointments of officers and committees made by the Directors and of their salary or remuneration,
(b)of the names of Directors present at every meeting of the Directors and of the names of any Directors and of all other members thereof present at every meeting of any committee appointed by the Directors, and
(c)of all resolutions and proceedings of all meetings of the Company and of the Holders of any class of shares in the Company and of the Directors and of committees appointed by the Directors.
Any such minute as aforesaid, if purporting to be signed by the Chairman of the meeting at which the proceedings were had, or by the Chairman of the next succeeding meeting, shall be receivable as prima facie evidence of the matter stated in such minute without any further proof.
137.Inspection and secrecy
(a)Every Director, Chairman, Chief Executive, manager, auditor, trustee, member of a committee, officer, servant, agent, accountant, or other person engaged in the business of the Company, shall observe a strict secrecy respecting all transactions and affairs of the Company in matters relating thereto, and shall not reveal any of the matters which may come to his knowledge in the discharge of his duties, except when required so to do by the Directors, or by any meeting, or by a court of law, or by the person to whom such matters relate, and except so far as may be necessary in order to comply with any of the provisions in these presents contained and any such person as is mentioned herein shall if or when required by the Directors sign an undertaking pledging himself to observe the foregoing provisions of this Article and agreeing to indemnify the Company against any loss occasioned as a result of his failure to do so. For the purpose of this Article, “Company” shall include all subsidiary and associated companies of the Company.

Flutter Entertainment plc 2026 Proxy Statement	B-49

Annex B	Table of Contents
(b)No member shall be entitled to require discovery of or any information respecting any detail of the Company’s trading, or any matter which is or may be in the nature of a trade secret, mystery of trade, or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it would be inexpedient in the interests of the members of the Company to communicate to the public.
138.Destruction of records
The Company shall be entitled to destroy all instruments of transfer which have been registered at any time after the expiration of six years from the date of registration thereof, all notifications of change of name or change of address however received at any time after the expiration of two years from the date of recording thereof and all share certificates and dividend mandates which have been cancelled or ceased to have effect at any time after the expiration of one year from the date of such cancellation or cessation. It shall be presumed conclusively in favour of the Company that every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made and every instrument duly and properly registered and every share certificate so destroyed was a valid and effective document duly and properly cancelled and every other document hereinbefore mentioned so destroyed was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that:
(a)the provision aforesaid shall apply only to the destruction of a document in good faith and without notice of any claim (regardless of the parties thereto) to which the document might be relevant;
(b)nothing herein contained shall be construed as imposing upon the Company any liability in respect of the destruction of any document earlier than as aforesaid or in any other circumstances which would not attach to the Company in the absence of this Article; and
(c)references herein to the destruction of any document include references to the disposal thereof in any manner.
139.Untraced shareholders
(a)The Company shall be entitled to sell at the best price reasonably obtainable any share of a Holder or any share to which a person is entitled by transmission if and provided that:
(i)for a period of twelve years no cheque or warrant sent by the Company through the post in a pre-paid letter addressed to the Holder or to the person entitled by transmission to the share at his address on the Register or at the last known address given by the Holder or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the Holder or the person entitled by transmission (provided that during such twelve year period at least three dividends shall have become payable in respect of such share);
(ii)at the expiration of the said period of twelve years by advertisement in a national daily newspaper published in the State (and a national daily newspaper published in the United Kingdom) and in a newspaper circulating in the area in which the address referred to in sub-paragraph (a)(i) of this Article is located the Company has given notice of its intention to sell such share;
(iii)during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale the Company has not received any communication from the Holder or person entitled by transmission; and
(iv)the Company has first given notice in writing to the appropriate sections of the Stock Exchanges of its intention to sell such shares.
(b)To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the Holder or the person entitled by the transmission to such share. The transferee shall be entered in the Register as the Holder of the shares comprised in any such transfer and he shall not be bound to see to the application of the purchase moneys nor shall his title to the shares be affected by any irregularity in or invalidity of the proceedings in reference to the sale.
(c)The Company shall account to the Holder or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such Holder or other person.

B-50	Flutter Entertainment plc 2026 Proxy Statement

Table of Contents	Annex B
Moneys carried to such separate account may be either employed in the business of the Company or invested in such investments as the Directors may think fit, from time to time.
140.Indemnity
Subject to the provisions of and so far as may be permitted by the Acts, every Director, Chief Executive, Secretary or other officer (including any “officer” of the Company, as such term is defined in the rules of the U.S. Securities and Exchange Commission promulgated under the Exchange Act) of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.
141.Governing law and jurisdiction
(a)These Articles and any dispute or claim arising out of or in connection with them or their subject matter, formation, existence, negotiation, validity, termination or enforceability (including non-contractual obligations, disputes or claims), will be governed by and construed in accordance with the laws of Ireland.
(b)Subject to Article 141(c), the courts of Ireland shall have exclusive jurisdiction to settle any dispute arising out of or in connection with these Articles and, for such purposes, the Company and each shareholder irrevocably submits to the exclusive jurisdiction of such courts. Any proceeding, suit or action arising out of or in connection with these Articles (the “Proceedings”) will therefore be brought in the courts of Ireland. Each shareholder of the Company irrevocably waives any objection to Proceedings in the courts referred to in this Article on the grounds of venue or on the grounds of forum non conveniens.
(c)Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Exchange Act or the Securities Act of 1933 of the United States.
(d)Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this provision.

Flutter Entertainment plc 2026 Proxy Statement	B-51

Flutter™

Operational Headquarters
Flutter Entertainment
One Madison Avenue
New York
NY 10010
United States

www.flutter.com

Flutter™

SCAN TO
VIEW MATERIALS & VOTE

Votes submitted electronically and all proxy voting instructions must be received by no later than 2:00pm (Irish time) and 9:00am (Eastern time) on May 27, 2026.

Your vote matters - here's how to vote!
You may vote online, by phone or by mailing this card.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88023-P41937 KEEP THIS PORTION FOR YOUR RECORDS

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. DETACH AND RETURN THIS PORTION ONLY

FLUTTER ENTERTAINMENT PLC

The Board of Directors recommends you vote "FOR" the following proposals:

Authorized Signatures - This section must be completed for your vote to count. Please sign and date the below.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. Where the appointer is a body corporate this form must be under seal or signed by a duly authorized officer or attorney of the body corporate.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2026 Annual General Meeting Admission Ticket

2026 Annual General Meeting of Flutter Entertainment plc Shareholders

Friday, May 29, 2026, 2:00pm (Irish time) / 9:00am (Eastern time)

Upon arrival, please present this admission ticket.

The card is for the purposes of registration and accreditation when attending the 2026 Annual General Meeting.

The 2026 Annual General Meeting of Shareholders of Flutter Entertainment plc will also be accessible virtually via the internet at www.virtualshareholdermeeting.com/FLUT2026.

Shareholders should note, however, attending the AGM virtually will not allow you to vote, speak or ask questions virtually at the AGM by using the webcasting platform.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
Information regarding the AGM, including a copy of the Notice of AGM (which includes further details on the proposals to be considered at the 2026 AGM), along with our Annual Report and Accounts 2025, the Company's directors' report and financial statements prepared in accordance with IFRS and Irish law and copies of any other documentation relating to the AGM, including the Form of Proxy, are available on the Company's website at https://www.flutter.com/investors/shareholder-information/agm/ and can be accessed at www.proxyvote.com.

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

V88024-P41937

FLUTTER ENTERTAINMENT PLC
Annual General Meeting of Shareholders
May 29, 2026, 2:00pm (Irish time) / 9:00am (Eastern time)
This proxy is solicited by the Board of Directors

I/We the undersigned being an Ordinary Shareholder(s) of the Company HEREBY APPOINT the Chair of the meeting, or the Company Secretary, or the Deputy Company Secretary, or any of them, as proxies, each with full power of substitution or ____________________________________ ______________________ (see note 1 below) as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 2:00pm (Irish time) / 9:00am (Eastern time) on May 29, 2026 and at any adjournment thereof. I/We direct my/our proxy to attend, speak and vote on the proposals set out in the Notice of Meeting and Proxy Statement as instructed and in respect of other proposals that may arise at the meeting as the proxy thinks fit.

This proxy may be exercised in respect of all/____________________ shares registered in my/our name(s).

This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are indicated the Proxy will have the authority to vote in accordance with the Board of Directors' recommendations.

In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose, seniority will be determined by the order in which the names appear in the register of shareholders of Flutter Entertainment plc in respect of the joint holding.

1. If it is desired to appoint another person as proxy, the words "the Chair of the meeting, or the Company Secretary, or the Deputy Company Secretary, or any of them" should be deleted and the name and address of the proxy, who need not be a member of the Company, inserted instead. Please note that proxies may be asked to present identification.

(Items to be voted appear on reverse side)